                  CWABS ASSET-BACKED CERTIFICATES TRUST 2006-13
                                 Issuing Entity

                                FINAL TERM SHEET

                               [Countrywide LOGO]

                          $1,602,525,100 (APPROXIMATE)

                                   CWABS, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               Sponsor and Seller

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 Master Servicer

          This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

          The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

          THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS)
WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU
INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT
THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY
VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

          This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

          The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                   FREE WRITING PROSPECTUS DATED JULY 27, 2006

  Distributions are payable on the 25th day of each month, beginning in August
                                      2006

                                   ----------

The following classes of certificates are being offered pursuant to this free writing prospectus:

            ORIGINAL
          CERTIFICATE
            PRINCIPAL     PRICE TO   UNDERWRITING   PROCEEDS TO
 CLASS     BALANCE(1)      PUBLIC      DISCOUNT     DEPOSITOR(2)
------   -------------   ---------   ------------   ------------
1-AF-1    $128,246,000   100.00000%     0.05208%      99.94792%
1-AF-2    $ 31,277,000    99.99908%     0.10417%      99.89491%
1-AF-3    $ 91,851,000    99.99984%     0.20833%      99.79151%
1-AF-4    $ 67,829,000    99.99987%     0.26042%      99.73945%
1-AF-5    $ 77,922,000    99.99858%     0.41667%      99.58191%
1-AF-6    $ 45,000,000    99.99883%     0.31250%      99.68633%
 2-AV     $399,884,000   100.00000%     0.05208%      99.94792%
3-AV-1    $237,306,000   100.00000%     0.05208%      99.94792%
3-AV-2    $238,274,000   100.00000%     0.10417%      99.89583%
3-AV-3    $ 59,936,000   100.00000%     0.10417%      99.89583%
 MV-1     $ 48,600,000   100.00000%     0.15625%      99.84375%
 MV-2     $ 41,400,000   100.00000%     0.41667%      99.58333%
 MV-3     $ 24,600,000   100.00000%     0.83333%      99.16667%
 MV-4     $ 22,200,000   100.00000%     1.03333%      98.96667%
 MV-5     $ 21,000,000   100.00000%     1.09167%      98.90833%
 MV-6     $ 19,800,000   100.00000%     1.16667%      98.83333%
 MV-7     $ 18,600,000   100.00000%     2.40667%      97.59333%
 MV-8     $ 16,800,000   100.00000%     2.91667%      97.08333%
 BV       $ 12,000,000   100.00000%     2.91667%      97.08333%
 A-R      $        100      (3)            (3)            (3)

----------
(1)  This amount is subject to a permitted variance in the aggregate of plus or minus 10%.

(2)  Before deducting expenses payable by the Depositor estimated to be approximately $1,025,000 in the aggregate.

(3)  The Class A-R Certificates will not be purchased by the underwriters and are being transferred to Countrywide Home Loans, Inc. as partial consideration for the sale of the mortgage loans.

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ISSUING ENTITY

CWABS Asset-Backed Certificates Trust 2006-13, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWABS, Inc., a Delaware corporation and a limited purpose finance subsidiary of
Countrywide Financial Corporation, a Delaware corporation.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. Other sellers may include one or more special purpose entities established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP.

TRUSTEE

The Bank of New York, a New York banking corporation

CO-TRUSTEE

The Bank of New York Trust Company, N.A.

THE NIM INSURER

After the closing date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the Class PF, Class PV, Class CF and Class CV Certificates. Those net
interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this free writing prospectus as the "NIM Insurer." The references to the NIM Insurer in this free writing prospectus apply only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor, the trustee and the co-trustee, under which the issuing entity will be formed.

CUT-OFF DATE

Initial Mortgage Loans:

For any initial mortgage loan, the later of July 1, 2006 and the origination date of that mortgage loan (referred to as the initial cut-off date).

Subsequent Mortgage Loans:

For any subsequent mortgage loan, the later of the first day of the month of the related subsequent transfer date and the origination date of that subsequent mortgage loan (referred to as the subsequent cut-off date).

CLOSING DATE

On or about July 28, 2006.

PRE-FUNDING

On the closing date, the depositor may deposit an amount of up to 25% of the initial aggregate certificate principal balance of the certificates issued by the issuing entity in a pre-funding account (referred to as the pre-funded amount).

Any pre-funded amount will be allocated among the loan groups so that the amount allocated to any loan group will not exceed 25% of the aggregate certificate principal balance of the classes of certificates related to that loan group.

Funding Period:

Any funding period will begin on the closing date and end on the earlier of (x)
the date the amount in the pre-funding account is less than $175,000 and (y)
September 12, 2006.

Use of Pre-Funded Amount:

Any pre-funded amount is expected to be used to purchase subsequent mortgage loans. Any pre-funded amount not used during the funding period to purchase subsequent mortgage loans will be distributed to holders of the related senior certificates as a prepayment of principal on the distribution date immediately following the end of the funding period.

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Restrictions on Subsequent Mortgage Loan Purchases:

Purchases of subsequent mortgage loans are subject to the same criteria as the initial mortgage loans and additional restrictions related to the composition of the related loan group following the acquisition of the subsequent mortgage loans, as described in this free writing prospectus.

Interest Shortfall Payments:

On or prior to the October 2006 distribution date, Countrywide Home Loans, Inc.
will make interest shortfall payments to the issuing entity to offset shortfalls in interest collections attributable to the pre-funding mechanism or because newly originated loans do not have a payment due date in the due period related to the subject distribution date.

THE MORTGAGE LOANS

The mortgage pool will consist of fixed and adjustable rate, credit-blemished mortgage loans that are secured by first liens on one- to four-family residential properties. The mortgage loans will be divided into three separate groups. Each group of mortgage loans is referred to as a "loan group." Loan group 1 will consist of first lien fixed rate mortgage loans. Loan group 2 will consist of first lien conforming balance fixed and adjustable rate mortgage loans. Loan group 3 will consist of first lien fixed and adjustable rate mortgage loans.

STATISTICAL CALCULATION INFORMATION

The statistical information presented in this free writing prospectus relates to a statistical calculation pool that does not reflect all of the mortgage loans that will be included in the issuing entity. Additional mortgage loans will be included in the mortgage pool on the closing date, and subsequent mortgage loans may be included during the funding period. In addition, certain mortgage loans in the statistical calculation pool may not be included in the mortgage pool on the closing date because they have prepaid in full or were determined not to meet the eligibility requirements for the mortgage pool.

The information with respect to the statistical calculation pool is, unless otherwise specified, based on the scheduled principal balances as of July 1,
2006, which is the statistical calculation date. The aggregate stated principal balance of the statistical calculation pool as of the statistical calculation date is referred to as the statistical calculation date pool principal balance.
As of the statistical calculation date, the statistical calculation date pool principal balance was approximately $1,279,873,271.

Unless otherwise noted, all statistical percentages are measured by the statistical calculation date pool principal balance.

As of the statistical calculation date, the group 1 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $514,447,329
Weighted Average Mortgage Rate               7.625%
Range of Mortgage Rates                      5.875% to
                                            14.900%
Average Current Principal Balance         $207,942
Range of Current Principal Balances        $39,913 to
                                          $937,500
Weighted Average Original
   Loan-to-Value Ratio                       74.34%
Weighted Average Original Term to
   Maturity                             382 months
Weighted Average Credit Bureau Risk
   Score                                620 points
Weighted Average Remaining Term to
   Stated Maturity                      381 months
Percentage Originated under Full
   Doc Program                               73.70%
Geographic Concentrations in excess
   of 10%:
   California                                33.68%
   Florida                                   11.95%

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                                        2

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As of the statistical calculation date, the group 2 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $326,984,273
Weighted Average Mortgage Rate               8.392%
Range of Mortgage Rates                      5.125% to
                                            13.500%
Average Current Principal Balance         $173,374
Range of Current Principal Balances        $41,250 to
                                          $600,000
Weighted Average Original
   Loan-to-Value Ratio                       78.03%
Weighted Average Original Term to
   Maturity                             385 months
Weighted Average Credit Bureau Risk
   Score                                598 points
Weighted Average Remaining Term to
   Stated Maturity                      384 months
Weighted Average Gross Margin*               6.640%
Weighted Average Maximum Mortgage
   Rate*                                    15.425%
Weighted Average Minimum Mortgage
   Rate*                                     8.502%
Percentage Originated under Full
   Doc Program                               63.75%
Geographic Concentrations in excess
   of 10%:
   California                                16.25%
   Florida                                   11.98%

----------
*    Percentage presented only reflects those group 2 mortgage loans in the statistical calculation pool that are adjustable rate mortgage loans.

As of the statistical calculation date, the group 3 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance   $438,441,670
Weighted Average Mortgage Rate               8.317%
Range of Mortgage Rates                      5.500% to
                                            14.800%
Average Current Principal Balance         $234,085
Range of Current Principal Balances        $35,000 to
                                        $1,200,000
Weighted Average Original
   Loan-to-Value Ratio                       79.43%
Weighted Average Original Term to
   Maturity                             378 months
Weighted Average Credit Bureau Risk
   Score                                617 points
Weighted Average Remaining Term to
   Stated Maturity                      377 months
Weighted Average Gross Margin*               7.241%
Weighted Average Maximum Mortgage
   Rate*                                    15.529%
Weighted Average Minimum Mortgage
   Rate*                                     8.594%
Percentage Originated under Full
   Doc Program                               53.44%
Geographic Concentrations in excess
   of 10%:
   California                                32.31%
   Florida                                   14.00%

----------
*    Percentage presented only reflects those group 3 mortgage loans in the statistical calculation pool that are adjustable rate mortgage loans.

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                                        3

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Additional information regarding the mortgage loans in the statistical calculation pool is attached as Annex A to this free writing prospectus.

The following characteristics of each loan group in the initial mortgage pool as of the initial cut-off date and the final mortgage pool following any pre-funding period (measured as of the initial cut-off date for initial mortgage loans and as of the applicable subsequent cut-off date for any subsequent mortgage loans) will not vary from the corresponding characteristics of the statistical calculation pool by more than the permitted variance shown in the following table:

           CHARACTERISTIC             PERMITTED VARIANCE
-----------------------------------   ------------------
Weighted Average Mortgage Rate               +/-0.10%
Weighted Average Original
   Loan-to-Value Ratio                       +/-3.00%
Weighted Average Credit Bureau Risk
   Score                                 +/-5 points
Percentage Originated under Full
   Doc Program                               +/-3.00%
Weighted Average Gross Margin of
   Adjustable Rate Mortgage Loans            +/-0.10%
Maximum California Concentration
   (Loan Group 1)                              35.00%
Maximum California Concentration
   (Loan Group 2 and Loan Group 3)             50.00%

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DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:

                          INITIAL
                        CERTIFICATE                                 LAST SCHEDULED
                         PRINCIPAL                                   DISTRIBUTION    INITIAL RATING   INITIAL RATING
        CLASS           BALANCE (1)              TYPE                    DATE         (MOODY'S) (2)      (S&P) (2)
--------------------   ------------   ---------------------------   --------------   --------------   --------------

OFFERED CERTIFICATES
1-AF-1 .............   $128,246,000     Senior/Adjustable Rate       February 2026         Aaa              AAA
1-AF-2 .............   $ 31,277,000        Senior/Fixed Rate           May 2028            Aaa              AAA
1-AF-3 .............   $ 91,851,000        Senior/Fixed Rate           May 2033            Aaa              AAA
1-AF-4 .............   $ 67,829,000        Senior/Fixed Rate         January 2036          Aaa              AAA
1-AF-5 .............   $ 77,922,000        Senior/Fixed Rate         January 2037          Aaa              AAA
1-AF-6 .............   $ 45,000,000      Senior/Fixed Rate/NAS       January 2037          Aaa              AAA
2-AV ...............   $399,884,000     Senior/Adjustable Rate       January 2037          Aaa              AAA
3-AV-1 .............   $237,306,000     Senior/Adjustable Rate       November 2028         Aaa              AAA
3-AV-2 .............   $238,274,000     Senior/Adjustable Rate         July 2036           Aaa              AAA
3-AV-3 .............   $ 59,936,000     Senior/Adjustable Rate       January 2037          Aaa              AAA
MV-1 ...............   $ 48,600,000   Subordinate/Adjustable Rate    January 2037          Aa1              AA+
MV-2 ...............   $ 41,400,000   Subordinate/Adjustable Rate    January 2037          Aa2              AA
MV-3 ...............   $ 24,600,000   Subordinate/Adjustable Rate    January 2037          Aa3              AA
MV-4 ...............   $ 22,200,000   Subordinate/Adjustable Rate    January 2037          A1               AA-
MV-5 ...............   $ 21,000,000   Subordinate/Adjustable Rate    January 2037          A2               A+
MV-6 ...............   $ 19,800,000   Subordinate/Adjustable Rate    January 2037          A3                A
MV-7 ...............   $ 18,600,000   Subordinate/Adjustable Rate    January 2037         Baa1             BBB+
MV-8 ...............   $ 16,800,000   Subordinate/Adjustable Rate    January 2037         Baa2              BBB
BV .................   $ 12,000,000   Subordinate/Adjustable Rate    January 2037         Baa2             BBB-
A-R ................   $        100      Senior/REMIC Residual        August 2006          Aaa              AAA

NON-OFFERED
CERTIFICATES(3)
Class PF ...........   $        100       Prepayment Charges              N/A              N/R              N/R
Class PV ...........   $        100       Prepayment Charges              N/A              N/R              N/R
Class CF ...........            N/A            Residual                   N/A              N/R              N/R
Class CV ...........            N/A            Residual                   N/A              N/R              N/R

----------
(1)  This amount is subject to a permitted variance in the aggregate of plus or minus 10% depending on the amount of mortgage loans actually delivered on the closing date.

(2)  The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and
     Standard & Poor's Ratings Services, a division of The McGraw-Hill
     Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. The ratings assigned to the Class 1-AF
     Certificates will be issued based on the financial strength rating of the
     Class 1-AF Insurer.

(3)  The Class PF, Class PV, Class CF and Class CV Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class PF, Class PV, Class CF and
     Class CV Certificates is provided only to permit a better understanding of the offered certificates.

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The certificates will also have the following characteristics:

                               PASS-THROUGH RATE    PASS-THROUGH RATE
                                 ON OR BEFORE            AFTER                                  INTEREST
                   RELATED         OPTIONAL             OPTIONAL                                ACCRUAL
    CLASS        LOAN GROUP    TERMINATION DATE     TERMINATION DATE      ACCRUAL PERIOD       CONVENTION
--------------   ----------   ------------------   ------------------   ------------------   --------------

OFFERED
CERTIFICATES
1-AF-1........        1       LIBOR + 0.120% (1)   LIBOR + 0.120% (1)           (2)          Actual/360 (3)
1-AF-2........        1           5.884% (4)           5.884% (4)       calendar month (5)     30/360 (6)
1-AF-3........        1           5.944% (4)           5.944% (4)       calendar month (5)     30/360 (6)
1-AF-4........        1           6.229% (4)           6.229% (4)       calendar month (5)     30/360 (6)
1-AF-5........        1           6.473% (4)           6.973% (4)       calendar month (5)     30/360 (6)
1-AF-6........        1           6.034% (4)           6.034% (4)       calendar month (5)     30/360 (6)
2-AV..........        2       LIBOR + 0.150% (7)   LIBOR + 0.300% (7)           (2)          Actual/360 (3)
3-AV-1........        3       LIBOR + 0.050% (7)   LIBOR + 0.100% (7)           (2)          Actual/360 (3)
3-AV-2........        3       LIBOR + 0.150% (7)   LIBOR + 0.300% (7)           (2)          Actual/360 (3)
3-AV-3........        3       LIBOR + 0.250% (7)   LIBOR + 0.500% (7)           (2)          Actual/360 (3)
MV-1..........     2 and 3    LIBOR + 0.290% (7)   LIBOR + 0.435% (7)           (2)          Actual/360 (3)
MV-2..........     2 and 3    LIBOR + 0.310% (7)   LIBOR + 0.465% (7)           (2)          Actual/360 (3)
MV-3..........     2 and 3    LIBOR + 0.320% (7)   LIBOR + 0.480% (7)           (2)          Actual/360 (3)
MV-4..........     2 and 3    LIBOR + 0.380% (7)   LIBOR + 0.570% (7)           (2)          Actual/360 (3)
MV-5..........     2 and 3    LIBOR + 0.420% (7)   LIBOR + 0.630% (7)           (2)          Actual/360 (3)
MV-6..........     2 and 3    LIBOR + 0.470% (7)   LIBOR + 0.705% (7)           (2)          Actual/360 (3)
MV-7..........     2 and 3    LIBOR + 0.950% (7)   LIBOR + 1.425% (7)           (2)          Actual/360 (3)
MV-8..........     2 and 3    LIBOR + 1.200% (7)   LIBOR + 1.800% (7)           (2)          Actual/360 (3)
BV............     2 and 3    LIBOR + 2.200% (7)   LIBOR + 3.300% (7)           (2)          Actual/360 (3)
A-R...........   1, 2 and 3           (8)                 (8)                   N/A               N/A

NON-OFFERED
CERTIFICATES
Class PF......        1               N/A                 N/A                   N/A               N/A
Class PV......     2 and 3            N/A                 N/A                   N/A               N/A
Class CF......        1               N/A                 N/A                   N/A               N/A
Class CV......     2 and 3            N/A                 N/A                   N/A               N/A

----------
(1)  The pass-through rate for this class of certificates may adjust monthly and will be subject to an interest rate cap, in each case as described in this free writing prospectus under "Description of the Certificates --
     Distributions -- Distributions of Interest." LIBOR refers to One-Month
     LIBOR for the related accrual period calculated as described in this free writing prospectus under "Description of the Certificates -- Calculation of
     One-Month LIBOR."

(2)  The accrual period for any distribution date will be the one-month period from and including the preceding distribution date (or from and including the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date. These certificates will settle without accrued interest.

(3)  Interest accrues at the rate specified in this table based on a 360-day year and the actual number of days elapsed during the related accrual period.

(4)  The pass-through rate for this class of certificates will be subject to an interest rate cap, as described in this free writing prospectus under
     "Description of the Certificates -- Distributions -- Distributions of
     Interest."

(5)  The accrual period for any distribution date will be the calendar month preceding that distribution date. These certificates will settle with accrued interest.

(6)  Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.

(7)  The pass-through rate for this class of certificates may adjust monthly, will be subject to increase after the optional termination date as shown in this table and will be subject to an interest rate cap, in each case as described in this free writing prospectus under "Description of the
     Certificates -- Distributions -- Distributions of Interest."

(8)  The Class A-R Certificates will not accrue any interest.

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DESIGNATIONS

          DESIGNATION                         CLASS OF CERTIFICATES
------------------------------   -----------------------------------------------
Class 1-AF Certificates or       Class 1-AF-1, Class 1-AF-2, Class 1-AF-3, Class
   Group 1 Certificates:         1-AF-4, Class 1-AF-5 and Class 1-AF-6
                                 Certificates.

Class 3-AV Certificates:         Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3
                                 Certificates.

Class AV Certificates:           Class 2-AV and Class 3-AV Certificates.

Senior Certificates:             Class 1-AF, Class AV and Class A-R
                                 Certificates.

Fixed Rate Certificates:         Class 1-AF-2, Class 1-AF-3, Class 1-AF-4, Class
                                 1-AF-5 and Class 1-AF-6 Certificates.

Adjustable Rate Certificates:    Class 1-AF-1 and Class AV Certificates and the
                                 Adjustable Rate Subordinate Certificates.

Adjustable Rate Subordinate      Class MV-1, Class MV-2, Class MV-3, Class MV-4,
   Certificates or Subordinate   Class MV-5, Class MV-6, Class MV-7, Class MV-8
   Certificates:                 and Class BV Certificates.

Swap Certificates or Group 2     Class AV Certificates and the Adjustable Rate
   and Group 3 Certificates:     Subordinate Certificates.

Offered Certificates:            Class 1-AF, Class AV and Class A-R Certificates
                                 and the Subordinate Certificates.

RECORD DATE

Adjustable Rate Certificates:

The business day immediately preceding a distribution date, or if the adjustable rate certificates are no longer book-entry certificates, the last business day of the month preceding the month of a distribution date.

Class A-R Certificates and Fixed Rate Certificates:

The last business day of the month preceding the month of a distribution date.

DENOMINATIONS

$20,000 and multiples of $1 in excess thereof, except that the Class A-R
Certificates will be issued as two certificates in the denominations specified in the pooling and servicing agreement.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or
Clearstream, Luxembourg or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on August 25, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

INTEREST PAYMENTS

On each distribution date, holders of each class of interest-bearing certificates will be entitled to receive:

o    the interest that has accrued during the related accrual period at the related pass-through rate on the certificate principal balance immediately prior to the applicable distribution date, and

o    any interest due on a prior distribution date that was not paid.

The accrual period, interest calculation convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-6.

For each class of subordinate certificates, any interest carry forward amount
(which is interest due on a prior distribution date that was not paid on a prior distribution date) will be payable from excess cashflow as and to the extent described in this free writing prospectus. Interest carry forward amounts on the adjustable rate subordinate certificates also may be paid from amounts in the swap trust as and to the extent described in this free writing prospectus.

There are certain circumstances that could reduce the amount of interest paid to you.

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PRINCIPAL PAYMENTS

On each distribution date, certificateholders will receive a distribution of principal on their certificates only if there is cash available on that date for the payment of principal. The priority of payments will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the applicable stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

Amounts Available with respect to Interest Distributions

The amount available for interest distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to the mortgage loans in a loan group (after the fees and expenses as described below are subtracted):

o    scheduled payments of interest on the mortgage loans collected during the applicable period (other than any credit comeback excess amounts);

o    interest on prepayments to the extent not allocable to the master servicer as additional servicing compensation;

o    interest amounts advanced by the master servicer and any required compensating interest paid by the master servicer related to certain prepayments on certain mortgage loans;

o    liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to interest); and

o    the amount, if any, of the seller interest shortfall payment paid by
     Countrywide Home Loans, Inc. on any distribution date on or prior to the
     October 2006 distribution date.

Amounts Available with respect to Principal Distributions

The amount available for principal distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to the mortgage loans in a loan group (after fees and expenses as described below are subtracted):

o    scheduled payments of principal of the mortgage loans collected during the applicable period or advanced by the master servicer;

o    prepayments collected in the applicable period;

o    the stated principal balance of any mortgage loans repurchased by a seller or purchased by the master servicer;

o    the difference, if any, between the stated principal balance of a substitute mortgage loan and the related deleted mortgage loan;

o    liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to principal);

o    excess interest (to the extent available) to maintain the targeted overcollateralization level for the related group of certificates as described under "Description of the Certificates -- Overcollateralization
     Provisions" in this free writing prospectus;

o    the amount, if any, remaining on deposit in the pre-funding account on the distribution date following the end of the funding period; and

o    with respect to the January 2037 distribution date, the amounts, if any, on deposit in the applicable final maturity reserve fund.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o    the master servicing fee and additional servicing compensation (as described in this free writing prospectus under "Description of the
     Certificates -- Withdrawals from the Collection Account" and "--Withdrawals from the Distribution Account") due to the master servicer;

o    the pro rata portion of the trustee fee due to the trustee;

o    amounts reimbursed to the master servicer and the trustee in respect of advances previously made by them and other amounts for which the master servicer and servicer are entitled to be reimbursed;

o    all prepayment charges (which are distributable only to the Class PV and
     Class PF Certificates);

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o    all other amounts for which the depositor, a seller, the master servicer or any NIM Insurer is entitled to be reimbursed;

o    in the case of loan group 1, the premium for the Class 1-AF policy; and

o    with respect to loan group 2 and loan group 3, any net swap payments or any termination payment payable to the swap counterparty (other than a swap termination payment resulting from a swap counterparty trigger event).

Any amounts netted from the amount available for distribution to the certificateholders will reduce the amount distributed to the certificateholders.

FINAL MATURITY RESERVE FUNDS

On each distribution date beginning on the distribution date in August 2016 and ending on the fixed rate final maturity reserve funding date, if the aggregate stated principal balance of the mortgage loans in loan group 1 having an original term to maturity of 40 years is greater than the fixed rate 40-year target for such distribution date, an amount equal to the lesser of (a) the product of (i) 0.80% and (ii) the aggregate stated principal balance of the mortgage loans in loan group 1 with original terms to maturity of 40 years, and
(b) the excess of (i) the fixed rate final maturity funding cap for such distribution date over (ii) the amount on deposit in the fixed rate final maturity reserve fund immediately prior to such distribution date will be deposited in the fixed rate final maturity reserve fund until the amount on deposit is equal to the fixed rate final maturity funding cap. On the distribution date in January 2037, any amounts on deposit in the fixed rate final maturity reserve fund will be distributed to the Class 1-AF Certificates as described in this free writing prospectus. Upon termination of the issuing entity, any amounts remaining in the fixed rate final maturity reserve fund will be distributed to the holders of the Class CF Certificates.

On each distribution date beginning on the distribution date in August 2016 and ending on the adjustable rate final maturity reserve funding date, if the aggregate stated principal balance of the mortgage loans in loan group 2 and loan group 3 having an original term to maturity of 40 years is greater than the adjustable rate 40-year target for such distribution date, an amount equal to the lesser of (a) the product of (i) 0.80% and (ii) the aggregate stated
principal balance of the mortgage loans in loan group 2 and loan group 3 with original terms to maturity of 40 years, and (b) the excess of (i) the adjustable rate final maturity funding cap for such distribution date over (ii) the amount on deposit in the adjustable rate final maturity reserve fund immediately prior to such distribution date will be deposited in the adjustable rate final maturity reserve fund until the amount on deposit is equal to the adjustable rate final maturity funding cap. On the distribution date in January 2037, any amounts on deposit in the adjustable rate final maturity reserve fund will be distributed to the Class AV and adjustable rate subordinate certificates as described in this free writing prospectus. Upon termination of the issuing entity, any amounts remaining in the adjustable rate final maturity reserve fund will be distributed to the holders of the Class CV Certificates.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.50% per annum
(referred to as the servicing fee rate).

Additional Servicing Compensation:

The master servicer is also entitled to receive additional servicing compensation from amounts in respect of interest paid on certain principal prepayments, late payment fees, assumption fees and other similar charges
(excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments:

These amounts will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

Account" in this free writing prospectus.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF INTEREST

Loan Group 1

In general, on any distribution date, loan group 1 interest funds will be distributed in the following order:

o    to the fixed rate final maturity reserve fund, the fixed rate final maturity reserve fund required deposit;

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o    to the Class 1-AF Insurer, the monthly premium for the Class 1-AF Policy for such distribution date,

o    concurrently to each class of Class 1-AF Certificates, current interest and interest carry forward amounts, pro rata based on their respective entitlements; and

o    to the Class 1-AF Insurer, any reimbursement amount,

o    as part of the fixed rate excess cashflow.

Loan Group 2 and Loan Group 3

In general, on any distribution date, loan group 2 and loan group 3 interest funds will be distributed in the following order:

o    from the interest funds from loan group 2 and loan group 3, pro rata based on the interest funds for each loan group, to the adjustable rate final maturity reserve fund, the adjustable rate final maturity reserve fund required deposit,

o    from the interest funds from loan group 2 and loan group 3, pro rata based on the interest funds for each loan group, to the swap account, the amount of any net swap payment and any swap termination payment (other than a swap termination payment due to a swap counterparty trigger event) payable to the swap counterparty;

o    from loan group 2 interest funds, to the Class 2-AV Certificates, current interest and interest carry forward amount;

o    from loan group 3 interest funds, concurrently, to each class of Class 3-AV
     Certificates, current interest and interest carry forward amount, pro rata based on their respective entitlements;

o    from remaining loan group 2 and loan group 3 interest funds, to each class of Class AV Certificates, any remaining unpaid current interest and any interest carry forward amount, allocated pro rata based on the certificate principal balance of each class of Class AV Certificates, with any remaining amounts allocated based on any remaining unpaid current interest and interest carry forward amount for each class of Class AV Certificates;

o    from any remaining loan group 2 and loan group 3 interest funds, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class
     MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates, in that order, current interest for each class; and

o    from any remaining loan group 2 and loan group 3 interest funds, as part of the excess cashflow.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL

General

The manner of distributing principal among the classes of certificates in any certificate group will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the related stepdown date, or on or after that date, and depending on whether a trigger event is in effect for that certificate group.

Effect of the Stepdown Date if a Trigger Event is not in Effect

On any distribution date on or after the related stepdown date (and so long as no trigger event for the applicable certificate group is in effect), instead of allocating all amounts distributable as principal on the certificates to the related senior classes of certificates for the loan group until those senior classes are paid in full, a portion of those amounts distributable as principal will be allocated to the related subordinate certificates.

The amount allocated to each class of certificates in a certificate group on or after the related stepdown date and so long as no trigger event is in effect for that certificate group will be based on the targeted level of overcollateralization and subordination for each class of certificates in that certificate group. These amounts are described in more detail under "Description of the Certificates -- Distributions -- Distributions of Principal Distribution
Amount for Loan Group 1" and "-- Distributions of Principal Distribution Amount
for Loan Group 2 and Loan Group 3" in this free writing prospectus.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the applicable stepdown date or if a trigger event is in effect with respect to a loan group on or after the applicable stepdown date, all amounts distributable as principal with respect to that loan group on a distribution date will be allocated first to the related senior certificates, until the related senior certificates are paid in full, before any distributions of principal are made on the related subordinate certificates.

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The Stepdown Date:

The stepdown date for a certificate group will be the earlier of:

o    the date on which the aggregate certificate principal balance of the Class
     1-AF Certificates (in the case of the Class 1-AF Certificates) or the Class
     AV Certificates (in the case of the swap certificates) is reduced to zero;
     and

o    the later of:

     o    the August 2009 distribution date; and

     o    the date on which the level of overcollateralization for the Class
          1-AF Certificates is 4.60% of the aggregate stated principal balance of the mortgage loans in loan group 1 (in the case of the group 1 certificates) or the level of subordination for the Class AV
          Certificates is 44.10% of the aggregate stated principal balance of the mortgage loans in loan group 2 and loan group 3 (in the case of the group 2 and group 3 certificates).

Certificate or Loan Group Specific Events that Affect Allocations of Principal

Loan Group 1:

On any distribution date prior to the fixed rate stepdown date or on which a fixed rate trigger event is in effect, the loan group 1 principal distribution amount will be distributed in the following order:

o    to the Class 1-AF Insurer, any monthly premium for the Class 1-AF Policy for the distribution date remaining unpaid following the distribution of interest funds for loan group 1,

o    to the classes of Class 1-AF Certificates in the priority described below, until the certificate principal balances thereof are reduced to zero; and

o    to the Class 1-AF Insurer, any reimbursement amount remaining unpaid following the distribution of interest funds for loan group 1, and

o    as part of the fixed rate excess cashflow.

On any distribution date on or after the fixed rate stepdown date and so long as no fixed rate trigger event is in effect, the loan group 1 principal distribution amount will be distributed in the following order:

o    to the Class 1-AF Insurer, any monthly premium for the Class 1-AF Policy for the distribution date remaining unpaid following the distribution of interest funds for loan group 1,

o    to the classes of Class 1-AF Certificates, up to the Class 1-AF principal distribution amount, in the priority described below, until the certificate principal balances thereof are reduced to zero; and

o    to the Class 1-AF Insurer, any reimbursement amount remaining unpaid following the distribution of interest funds for loan group 1,

o    as part of the fixed rate excess cashflow.

Class 1-AF Certificates:

For each distribution date, amounts to be distributed to the Class 1-AF
Certificates in respect of principal will be distributed in the following order:

          (i) to the Class 1-AF-6 Certificates, the NAS principal distribution amount, until the certificate principal balance thereof is reduced to zero;

          (ii) sequentially, to the Class 1-AF-1, Class 1-AF-2, Class 1-AF-3,
Class 1-AF-4 and Class 1-AF-5 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero;

          (iii) to the Class 1-AF-6 Certificates without regard to the NAS principal distribution amount, until the certificate principal balance thereof is reduced to zero.

Class 1-AF-6 Certificates; NAS Principal Distribution Amount:

The Class 1-AF-6 Certificates are entitled to receive the NAS principal distribution amount prior to payments of principal of the other classes of Class
1-AF Certificates. However, until the distribution date in August 2009, the NAS principal distribution amount is zero and it is expected that the AF-6
Certificates will not receive any distributions of principal. The NAS principal distribution amount is a specified percentage (that may exceed 100%) of the
Class 1-AF-6 pro rata share of the principal distributable to the Class 1-AF
Certificates. The specified percentage increases on the distribution date in
August 2011, August 2012 and August 2013, when it ultimately reaches 300%. On and after the

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distribution date in August 2009 and until the August 2012 distribution date, it is expected that the Class 1-AF-6 Certificates will receive a portion of principal payments that is smaller than its pro rata share of principal payments and on or after August 2013 distribution date, the Class 1-AF-6 Certificates will receive an amount greater than its pro rata share of principal payments.

Loan Group 2 and Loan Group 3:

On any distribution date prior to the adjustable rate stepdown date or on which an adjustable rate trigger event is in effect, the loan group 2 and loan group 3 principal distribution amount will be distributed in the following order:

o    concurrently,

     (1)  from the loan group 2 principal distribution amount, in the following order of priority:

          (i)  to the Class 2-AV Certificates, until the certificate principal balance thereof is reduced to zero; and

          (ii) to the classes of Class 3-AV Certificates (after the distribution of the principal distribution amount from loan group 3 as
               described below), to be allocated among such classes of
               certificates in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero; and

     (2)  from the loan group 3 principal distribution amount, in the following order of priority:

          (i)  to the classes of Class 3-AV Certificates to be allocated among such classes of certificates in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero; and

          (ii) to the Class 2-AV Certificates (after the distribution of the principal distribution amount from loan group 2 as described above), until the certificate principal balance thereof is reduced to zero; and

o    from the remaining principal distribution amount from loan group 2 and loan group 3, sequentially,

     (1)  sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4,
          Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
          Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero; and

     (2)  as part of the adjustable rate excess cashflow.

On any distribution date on or after the adjustable rate stepdown date and so long as no adjustable rate trigger event is in effect, the principal distribution amount for loan group 2 and loan group 3 will be distributed in the following order:

o    concurrently,

     (1)  from the loan group 2 principal distribution amount, in an amount up to the Class 2-AV principal distribution amount, in the following order of priority:

          (i)  to the Class 2-AV Certificates, until the certificate principal balance thereof is reduced to zero; and

          (ii) to the classes of Class 3-AV Certificates (after the distribution of the principal distribution amount from loan group 3 as
               described in clause (2)(i) of this bullet point), in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero; and

     (2)  from the loan group 3 principal distribution amount, in an amount up to the Class 3-AV principal distribution amount, in the following order of priority:

          (i)  to the classes of Class 3-AV Certificates, in the amounts and order of priority described below, until the certificate
               principal balances thereof are reduced to zero; and

          (ii) to the Class 2-AV Certificates (after the distribution of the principal distribution amount from loan group 2 as described in clause (1)(i) of this bullet point), until the certificate principal balance thereof is reduced to zero; and

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o    from the remaining principal distribution amount from loan group 2 and loan group 3, sequentially,

     (1)  sequentially, to the Class MV-1, Class MV-2, MV-3, Class MV-4, Class
          MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates, in
          that order, the subordinate class principal distribution amount for that class, in each case until the certificate principal balance thereof is reduced to zero; and

     (2)  as part of the excess cashflow.

Class 3-AV Certificates:

For each distribution date, amounts to be distributed to the Class 3-AV
Certificates in respect of principal will be distributed sequentially to the
Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

EXCESS CASHFLOW

Excess cashflow generally refers to the remaining amounts (if any) available for distribution to the certificates after interest and principal distributions have been made.

Generally, excess cashflow from loan group 1 will be allocated to the Class 1-AF
Certificates and excess cashflow from loan group 2 and loan group 3 will be allocated to the Class AV Certificates and the adjustable rate subordinate certificates. However, if there is excess cashflow remaining after these distributions on the related classes of certificates, a portion of the excess cashflow may be allocated to an unrelated class of certificates as described in this free writing prospectus under "Description of the Certificates --
Overcollateralization Provisions."

Loan Group 1

On any distribution date, the loan group 1 excess cashflow (if any) (referred to as fixed rate excess cashflow) and, in the case of the first two bullet points below, loan group 1 credit comeback excess cashflow (if any), will be distributed in the following order, in each case, first to the extent of the remaining credit comeback excess cashflow and, second to the extent of the remaining fixed rate excess cashflow:

o    to each class of Class 1-AF Certificates, in the same priority as described above with respect to payments of principal, the amount necessary to meet the target overcollateralization level with respect to loan group 1
     (referred to as the fixed rate overcollateralization target amount);

o    concurrently, to each class of Class 1-AF Certificates, any unpaid realized loss amount for each such class, pro rata based on their respective entitlements;

o    to each class of Class 1-AF Certificates (in the case of the Class 1-AF-1
     Certificates, after payments of amounts available (if any) under the corridor contract), pro rata, to the extent needed to pay any unpaid net rate carryover for the Class 1-AF Certificates;

o    to each class of Class AV Certificates and adjustable rate subordinate certificates, in the same priority as described above with respect to payments of principal, the amount necessary to restore the target overcollateralization level with respect to loan group 2 and loan group 3
     (referred to as the adjustable rate overcollateralization target amount), to the extent not paid from adjustable rate excess cashflow or amounts allocated to the issuing entity in respect of the interest rate swap contract;

o    concurrently, to each class of Class AV Certificates, any unpaid realized loss amount for each class, to the extent not paid from adjustable rate excess cashflow or amounts allocated to the issuing entity in respect of the interest rate swap contract, pro rata based on their respective entitlements;

o    to the adjustable rate subordinate certificates sequentially, in order of their distribution priorities, any unpaid realized loss amount for each such class, to the extent not paid from adjustable rate excess cashflow or amounts allocated to the issuing entity in respect of the interest rate swap contract;

o    to the carryover reserve fund, the required carryover reserve fund deposit;
     and

o    to the Class CF and Class A-R Certificates, as specified in the pooling and servicing agreement.

Loan Group 2 and Loan Group 3

On any distribution date, the loan group 2 and loan group 3 excess cashflow (if any) (referred to as adjustable rate excess cashflow) and, in the case of the first two bullet points below and in the case of the payment of unpaid realized loss amounts pursuant to

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                                       13

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the third bullet point below, loan group 2 and loan group 3 credit comeback excess cashflow (if any), will be distributed in the following order, in each case, first to the extent of the remaining credit comeback excess cashflow and, second to the extent of the remaining adjustable rate excess cashflow:

o    to each class of Class AV Certificates and adjustable rate subordinate certificates, in the same priority as described above with respect to payments of principal, the amount necessary to meet the adjustable rate overcollateralization target amount;

o    concurrently, to each class of Class AV Certificates, any unpaid realized loss amount for each such class, pro rata based on their respective entitlements;

o    to the adjustable rate subordinate certificates sequentially, in order of their distribution priorities, in each case, first, any interest carry forward amount and second, any unpaid realized loss amount for each such class, in that order;

o    to each class of Class AV Certificates and adjustable rate subordinate certificates, pro rata, to the extent needed to pay any unpaid net rate carryover for the Class AV Certificates and adjustable rate subordinate certificates;

o    if the fixed rate overcollateralization target amount has been previously met, to each class of Class 1-AF Certificates, in the same priority as described above with respect to payments of principal, the amount necessary to restore the fixed rate overcollateralization target amount to the extent not paid from fixed rate excess cashflow;

o    concurrently, to each class of Class 1-AF Certificates, any unpaid realized loss amount for each such class, to the extent not paid from fixed rate excess cashflow, pro rata based on their respective entitlements;

o    to the carryover reserve fund, the required carryover reserve fund deposit;

o    to the swap account, the amount of any swap termination payment payable to the swap counterparty as a result of a swap counterparty trigger event; and

o    to the Class CV and Class A-R Certificates, as specified in the pooling and servicing agreement.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

Class 1-AF Certificate Guaranty Insurance Policy

The Class 1-AF Certificates have the benefit of a certificate guaranty insurance policy, called the Class 1-AF Policy, pursuant to which Ambac Assurance
Corporation will unconditionally and irrevocably guarantee certain payments on the Class 1-AF Certificates on each distribution date subject to certain terms and conditions set forth in the Class 1-AF Policy. The Class 1-AF Policy will not cover any classes of certificates other than the Class 1-AF Certificates.

Pool Insurance Policy

The mortgage loans in loan group 1 will be insured by a pool insurance policy issued by Radian Guaranty Inc. That policy will cover losses on the group 1 mortgage loans to the extent that aggregate losses on the group 1 mortgage loans exceed 3.50% of the aggregate unpaid principal balance of the group 1 mortgage loans as of the cut-off date, up to a limit of 7.00% of the aggregate unpaid principal balance of the group 1 mortgage loans as of the cut-off date, subject to certain limited conditions and exclusions.

Overcollateralization

"Overcollateralization" refers to the amount by which the aggregate stated
principal balance of the mortgage loans in a loan group or aggregate group and any remaining related pre-funded amount, exceeds the aggregate certificate principal balance of the related classes of certificates.

On the closing date, it is expected that:

o    the sum of the aggregate stated principal balance of the group 1 mortgage loans and any amounts on deposit in the pre-funding account in respect of loan group 1 will exceed the initial aggregate certificate principal balance of the Class 1-AF Certificates by approximately $7,875,000; and

o    the sum of the aggregate stated principal balance of the group 2 and group
     3 mortgage loans and any amounts on deposit in the pre-funding account in respect of loan group 2 and loan

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                                       14

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     group 3 will exceed the initial aggregate certificate principal balance of the Class AV Certificates and the adjustable rate subordinate certificates by approximately $39,600,000.

In the case of loan group 1, the amount of overcollateralization is less than the initial level of overcollateralization required by the pooling and servicing agreement. In the case of loan group 2 and loan group 3, the amount of overcollateralization is equal to the initial level of overcollateralization required by the pooling and servicing agreement.

Excess interest on the mortgage loans in a loan group will be used to reduce the total certificate principal balance of the related certificates, until the required level of overcollateralization has been achieved (in the case of loan group 1) or, if the required level of overcollateralization has been achieved, to restore the required level of overcollateralization.

On any distribution date, the amount of overcollateralization (if any) for each loan group will be available to absorb the losses from liquidated mortgage loans that would otherwise be allocated to the related certificates, if those losses are not otherwise covered by excess cashflow (if any) from the related mortgage loans. The required levels of overcollateralization may change over time.

Excess Interest

The mortgage loans in each loan group are expected to generate more interest than is needed to pay interest on the related certificates because the weighted average interest rate of those mortgage loans is expected to be higher than the weighted average pass-through rate on the related certificates, plus the weighted average expense fee rate, and in the case of loan group 1 and the Class
1-AF Certificates, the Class 1-AF policy premium rate, and in the case of loan group 2 and loan group 3, the effective rate at which any net swap payments may be payable to the swap counterparty. The "expense fee rate" is the sum of the servicing fee rate, the trustee fee rate and, with respect to any mortgage loan covered by an individual lender paid mortgage insurance policy, the related mortgage insurance premium rate. Any such interest is referred to as "excess interest" and will be distributed as part of the excess cashflow for the related loan group(s) as described under "--Excess Cashflow" above.

Subordination

The issuance of senior certificates and subordinate certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal.

The Class AV Certificates will have a distribution priority over the adjustable rate subordinate certificates. With respect to the adjustable rate subordinate certificates, the Class MV Certificates with a lower numerical designation will have a distribution priority over Class MV Certificates with a higher numerical designation and all the Class MV Certificates will have a distribution priority over the Class BV Certificates.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate certificates related to the loan group, beginning with the related subordinate certificates with the lowest distribution priority.

The subordinate certificates do not provide any protection to the Class 1-AF
Certificates.

Excess cashflow from a loan group will be available to maintain or restore the overcollateralization for the other loan group and, to pay unpaid realized loss amounts to the certificates related to the other loan group. However, realized losses on the mortgage loans in a loan group will be allocated solely to the classes of certificates related to that loan group.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) have been exhausted, collections otherwise payable to the related subordinate classes will comprise the sole source of funds from which credit enhancement is provided to the Class AV Certificates.
Realized losses in loan group 2 or loan group 3 are allocated to the subordinate certificates, beginning with the subordinate certificates with the lowest distribution priority, until the certificate principal balance of that subordinate class has been reduced to zero. If the aggregate certificate principal balance of the subordinate certificates were to be reduced to zero, additional realized losses in loan group 2 or loan group 3 will be allocated to the related senior certificates as described in this free writing prospectus under "Description of the Certificates--Applied Realized Loss Amounts." After
the credit enhancement provided by the pool insurance policy,

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excess cashflow and overcollateralization with respect to loan group 1 (if any)
have been exhausted, realized losses on the mortgage loans in loan group 1 will be allocated to the classes of Class 1-AF Certificates on a pro rata basis.
However, the Class 1-AF Insurer will be obligated to make insured payments in respect of applied realized loss amounts on the Class 1-AF Certificates as they occur.

THE CORRIDOR CONTRACT

Countrywide Home Loans, Inc. has entered into an interest rate corridor contract, which will be assigned to The Bank of New York, in its capacity as corridor contract administrator, on the closing date. On or prior to the corridor contract termination date, the corridor contract counterparty will be required to make monthly payments to the corridor contract administrator, if one-month LIBOR for the related payment date is above a specified rate, subject to a maximum rate. Payments made under the corridor contract will be made to the corridor contract administrator and allocated between the issuing entity and
Countrywide Home Loans, Inc. as described in "Description of the Certificates --
The Corridor Contract" in this free writing prospectus.

The amounts allocated to the issuing entity in respect of the corridor contract will be available to cover net rate carryover on the Class 1-AF-1 Certificates resulting from the application of the applicable net rate cap to the related pass-through rate.

Any amounts received in respect of the corridor contract and allocated to the issuing entity for a distribution date that are not used on that date to cover net rate carryover on the Class 1-AF-1 Certificates are expected to be distributed to the holders of the Class CF Certificates as provided in the pooling and servicing agreement and will not be available thereafter for payment of net rate carryover on any class of certificates.

THE SWAP CONTRACT

Countrywide Home Loans, Inc. has entered into an interest rate swap contract, which will be assigned to The Bank of New York, in its capacity as swap contract administrator, on the closing date. On each distribution date prior to the swap contract termination date, the swap contract administrator will be obligated to pay to the swap counterparty an amount equal to the product of (i) 5.650% per annum, (ii) the lesser of (a) the swap contract notional balance for that distribution date and (b) the aggregate certificate principal balance of the swap certificates immediately prior to that distribution date, and (iii) the number of days in the related calculation period (calculated on the basis of a
360-day year of twelve 30-day months), divided by 360. In addition, on the business day preceding each distribution date prior to the swap contract termination date, the swap counterparty will be obligated to pay to the swap contract administrator an amount equal to the product of (i) one-month LIBOR (as determined by the swap counterparty), (ii) the lesser of (a) the swap contract notional balance for that distribution date and (b) the aggregate certificate principal balance of the swap certificates immediately prior to that distribution date, and (iii) the actual number of days in the related calculation period, divided by 360.

To the extent that the payment payable by the swap contract administrator exceeds the payment payable by the swap counterparty, the trustee will be required to deduct from the available funds for loan group 2 and loan group 3 the amount of that excess and, in its capacity as trustee of the swap trust, to remit the amount of that excess to the swap contract administrator for payment to the swap counterparty. To the extent that the payment payable by the swap counterparty exceeds the payment payable by the swap contract administrator, the swap counterparty will be required to pay to the swap contract administrator the amount of that excess. Any net payment received by the swap contract administrator from the swap counterparty will be remitted to the swap trust only to the extent necessary to cover unpaid current interest, net rate carryover and unpaid realized loss amounts on the swap certificates and to maintain or restore overcollateralization for those certificates. The remaining portion of any net payment received by the swap contract administrator from the swap counterparty will be paid to Countrywide Home Loans, Inc. and will not be available to cover any amounts on any class of certificates.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the master servicer reasonably believes that the cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

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                                       16

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REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 150 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity on any distribution date on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to or below 10% of the sum of the aggregate stated principal balance of the initial mortgage loans as of the initial cut-off date and the amount, if any, deposited into the pre-funding account on the closing date. If the master servicer exercises the optional termination right it will result in the early retirement of the certificates.
The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, the issuing entity (exclusive of the credit comeback excess account, the assets held in the carryover reserve fund and the pre-funding account and the issuing entity's rights with respect to payments received under the corridor contract) will consist of two or more REMICs: one or more underlying REMICs and the master REMIC. The assets of the lowest underlying
REMIC in this tiered structure will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The offered certificates (other than the Class A-R Certificates) will represent beneficial ownership of "regular interests" in the master REMIC identified in the pooling and servicing agreement, a beneficial interest in the right to receive payments of net rate carryover pursuant to the pooling and servicing agreement and, in the case of the swap certificates, the deemed obligation to make termination payments on the swap contract.

The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interest in each underlying REMIC.

The reserve fund trust, the swap trust, the swap contract and the swap account will not constitute any part of any REMIC created under the pooling and servicing agreement.

LEGAL INVESTMENT CONSIDERATIONS

The Class 1-AF and Class AV Certificates and the Class MV-1, Class MV-2, Class
MV-3 and Class MV-4 Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. None of the
other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement
Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue
Code of 1986, as amended, or by an entity investing the assets of a benefit plan, so long as certain conditions are met. Investors acquiring offered certificates (other than the Class A-R Certificates) with assets of such a plan also will be required to satisfy the requirements of an investor-based class exemption.

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                                       17

                                THE MORTGAGE POOL

GENERAL

          Statistical calculation information for the mortgage loans in the statistical calculation pool is set forth in tabular format in Annex A attached to this free writing prospectus.

THE POOL INSURANCE POLICY

          A pool insurance policy with respect to the Mortgage Loans in Group 1
(the "POOL INSURANCE POLICY") will be obtained to cover losses (subject to the limitations described herein) by reason of default of the borrower on those
Mortgage Loans to the extent that aggregate losses exceed 3.50% of the aggregate unpaid principal balance of the Mortgage Loans in Loan Group 1 as of the Cut-off
Date (the "DEDUCTIBLE AMOUNT"), up to a limit of 7.00% of the aggregate unpaid principal balance of the Mortgage Loans in Loan Group 1 as of the Cut-off Date
(the "AGGREGATE LOSS LIMIT").

          Notwithstanding anything to the contrary contained herein the maximum amount payable by the Pool Insurer under the Pool Insurance Policy is
$15,554,099.

          The Pool Insurance Policy will be issued by Radian Guaranty Inc. (the
"POOL INSURER") and delivered to the Trustee on the Closing Date. The entire consideration for the Pool Insurance Policy will be paid by Countrywide Home
Loans to the Pool Insurer on the Closing Date, and no premiums will be due at any time thereafter.

          The Master Servicer will present claims and provide certain notices and reports all in accordance with the terms of the Pool Insurance Policy on behalf of the issuing entity. References to the Master Servicer refer to actions taken on behalf of the issuing entity under the Pool Insurance Policy. Subject to certain limitations set forth in the Pooling and Servicing Agreement, the
Master Servicer is required to use commercially reasonable efforts to maintain the Pool Insurance Policy.

          The Pool Insurance Policy is a second-loss policy. The Pool Insurer is not required to pay any loss under the Pool Insurance Policy until losses have exceeded the Deductible Amount. Claims for losses must be filed with the Pool
Insurer even if the losses have not reached the Deductible Amount. If any claim under the Pool Insurance Policy is denied by the Pool Insurer, the related loss will not be included in the total loss for purposes of calculating whether such losses have exceeded the Deductible Amount.

          The Pool Insurer will not be liable for and the Pool Insurance Policy will not apply to, extend to or cover any loss for which a claim is made in connection with a Mortgage Loan as to which there has been any fraud, error, omission, misrepresentation, dishonesty, negligence or similar occurrence with respect to the Mortgage Loan on the part of a person, including without limitation, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the Mortgage Loan including with respect to the representations and warranties as set forth in the Pool Insurance Policy.

          For the purposes of the Pool Insurance Policy, the following terms have the following meanings:

          "APPROVED SALE" is (1) a sale of Mortgaged Property acquired by the
Master Servicer because of a Default by the borrower and to which the Pool
Insurer has given prior approval, (2) a foreclosure or trustee's sale of a
Mortgaged Property to a third party at a price equal to or exceeding the maximum amount specified by the Pool Insurer to be bid by the Master Servicer, (3) the
acquisition of a Mortgaged Property by or approved by the insurer pursuant to a
Primary Policy, or (4) the acquisition of a Mortgaged Property by the Pool
Insurer pursuant to the Pool Insurance Policy.

          "DEFAULT" occurs when the borrower either becomes in arrears in an amount equal to or greater than one monthly principal and interest payment due under the terms of the Mortgage Loan or violates any other term or condition of the Mortgage Loan which is a basis for a foreclosure action.

                                       18

          "THREE (3) MONTHS IN DEFAULT" occurs when the borrower becomes in arrears in an amount equal to or greater than three monthly principal and interest payments due under the terms of the Mortgage Loan.

          "QUALIFIED" means the Pool Insurer is duly qualified under applicable state laws as a mortgage guaranty insurance company, duly authorized to write the insurance provided by the Pool Insurance Policy, and has a financial strength rating of not lower than "Baa3" from Moody's and "BBB-" from S&P.

          If a Mortgage Loan is assumed by another borrower, the coverage under the Pool Insurance Policy will remain in force if the original borrower is not released from personal liability. If the original borrower is released from personal liability on a Mortgage Loan, the liability of the Pool Insurer for coverage under the Pool Insurance Policy as to such Mortgage Loan will terminate unless the Pool Insurer approves the assumption in writing. The Master Servicer will be required to provide the Pool Insurer with the information and documentation required by the Pool Insurer relating to any assumption. The Pool
Insurer will not unreasonably withhold approval of an assumption.

          Within 15 days after the Master Servicer receives notice or otherwise becomes aware that (a) a borrower is Three (3) Months in Default or (b)
proceedings to acquire title to a borrower's Mortgaged Property have been commenced, whichever event occurs first, notice thereof is required to be given to the Pool Insurer upon the form furnished by the Pool Insurer. However, the failure of the Pool Insurer to furnish forms will not relieve the Master
Servicer of the obligation to give notice in any reasonable form within the required time. Thereafter, the Master Servicer will be required to report monthly to the Pool Insurer in summary form the status of the borrower's account, until a claim is submitted to the Pool Insurer or until the borrower is less than Three (3) Months in Default. Notice of Default shall also be given to the insurer of any Primary Policy in accordance with the terms and conditions of such Primary Policy, but in no event later than the time notice of Default is given to the Pool Insurer under the Pool Insurance Policy.

          As a condition precedent to payment of any loss as may be determined to be due under the Pool Insurance Policy, the Master Servicer is required to maintain any Primary Policy which was in force as of the Closing Date and which is not cancelable under the terms of the related Mortgage Loan or applicable law. A "PRIMARY POLICY" is a policy, certificate, or guarantee, issued with respect to an individual Mortgage Loan, by a mortgage guaranty insurance company or government agency or instrumentality.

          In the event of a Default, it will be a condition precedent to payment of a claim on any Mortgage Loan that the Master Servicer cause to be advanced:
(1) hazard insurance premiums, (2) real estate mortgaged property taxes, (3)
mortgaged property protection and preservation expenses, (4) mortgaged property sales expenses, and (5) foreclosure costs including court costs and reasonable attorneys fees. In the event of a Default, if there is any physical loss or damage to the mortgaged property from any cause, whether by accidental means or otherwise, it will be a condition precedent to payment of a claim on the
Mortgage Loan that the Master Servicer cause to be restored the Mortgaged
Property to its condition at the time of the issuance of the Pool Insurance
Policy, reasonable wear and tear excepted.

          Subject to the requirement to maintain any Primary Policy in effect on the Closing Date, the Deductible Amount and the Aggregate Loss Limit, the amount of loss payable to the Master Servicer on each individual claim shall be the total of: (1) the unpaid principal balance at the time of an Approved Sale of the Mortgaged Property, (2) the amount of the accumulated delinquent interest computed to the date of claim settlement at the related Mortgage Rate and (3)
the amounts advanced by the Master Servicer (as described in the preceding paragraph) less the net proceeds upon an Approved Sale of the Mortgaged Property and any amounts received under the related Primary Policy, if any.

          Subject to the requirement to maintain any Primary Policy in effect on the Closing Date, to the exhaustion of the Deductible Amount and the Aggregate
Loss Limit, in lieu of paying the loss determined by the computation above, the
Pool Insurer may, at its option, pay the trust the total of the amounts under clauses (1), (2) and (3) of the immediately preceding paragraph less any amounts received under the Primary Policy, in exchange for transfer of good and merchantable title to the Mortgaged Property. Within 30 days after the Mortgaged
Property is sold by the Pool Insurer, the Pool Insurer will give written notice to the Master Servicer of the net amount received for such sale.

                                       19

          Any claim payment or loss payment as described above will be a full and final discharge of the Pool Insurer's obligation with respect to such claim or loss under the terms of the Pool Insurance Policy.

          For purposes of calculating whether the Aggregate Loss Limit has been reached, the "aggregate losses" with respect to the Pool Insurance Policy, are equal to the sum of losses paid by the Pool Insurer with respect to the Pool
Insurance Policy, reduced by any net amount the Pool Insurer receives upon disposal of any Mortgaged Property and by any other reimbursement that the Pool
Insurer receives for such losses with respect to the Pool Insurance Policy. When the aggregate losses paid by the Pool Insurer with respect to the Pool Insurance
Policy, reach an amount equal to the Aggregate Loss Limit, the liability of the
Pool Insurer to pay any additional claims for loss with respect to the Mortgage
Loans in Loan Group 1 will cease until such time, if any, that aggregate losses are reduced below the Aggregate Loss Limit.

          If a Primary Policy is required under the Pool Insurance Policy, it is a condition precedent to submission and payment of a claim on the Mortgage Loan, that the Master Servicer, first submit and settle any and all claims for loss under the Primary Policy. Any claim settlement on a basis other than on conditions stated in the Primary Policy, requires the consent of the Pool
Insurer to such settlement. A claim for loss may be filed with the Pool Insurer on the appropriate form provided by the Pool Insurer within sixty days after any and all claim(s) for loss have been settled and paid under the Primary Policy or within sixty days after the Master Servicer has conveyed title to the Mortgaged
Property pursuant to an Approved Sale, whichever occurs later, and shall be accompanied by such documents and other information as are reasonably requested by the Pool Insurer. The Pool Insurer shall not unreasonably withhold the approval necessary for such an Approved Sale. The Pool Insurance Policy does not cover any amount(s) of claims for losses under a Primary Policy.

          If a Primary Policy is not required under the Pool Insurance Policy, unless otherwise mutually agreed, a claim for loss must be filed with the Pool
Insurer on the appropriate form provided by the Pool Insurer within 60 days after the Master Servicer has conveyed title to the Mortgaged Property pursuant to an Approved Sale and must include all documents and other information reasonably requested by the Pool Insurer. The Pool Insurer shall not unreasonably withhold the approval necessary for such an Approved Sale.

          In each case, the failure to file a claim for loss within 60 days after a claim could first be filed will be deemed an election by the Master
Servicer to waive any rights to claim payment under the terms of the Pool
Insurance Policy.

          Any payment of loss required to be by the Pool Insurer with respect to any claim will be payable within 60 days after receipt by the Pool Insurer of such claim. However, if the Pool Insurer within 20 days after the filing of the claim requests additional information necessary to complete its review of the claim, then the sixty (60) day period will be suspended until the Pool Insurer receives the requested information.

          The Pool Insurance Policy will continue in force until (i) each
Mortgage Loan has been paid in full or is otherwise liquidated, or the Mortgage
Loan no longer backs the Certificates, or (ii) the Certificates are redeemed or otherwise paid in full. If at any time the Pool Insurer ceases to be Qualified, the Trustee or the Master Servicer acting on its behalf may terminate the Pool
Insurance Policy upon written notice to the Pool Insurer. The Pool Insurer will use all diligent effort to remain qualified under applicable state laws as a mortgage guaranty insurance company, duly authorized to write the insurance provided by the Pool Insurance Policy. There is no right to cancellation under the Pool Insurance Policy.

                         SERVICING OF THE MORTGAGE LOANS

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

          The Master Servicer will be paid a monthly fee (the "MASTER SERVICING
FEE") from collections with respect to each Mortgage Loan (as well as from any liquidation proceeds or Subsequent Recoveries) equal to one-twelfth of the
Stated Principal Balance thereof multiplied by the Servicing Fee Rate. The
"SERVICING FEE RATE" for each Mortgage Loan will equal 0.50% per annum. The amount of the monthly Master Servicing Fee is subject to

                                       20

adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "-- Adjustment to Master Servicing Fee in
Connection With Certain Prepaid Mortgage Loans."

          The Master Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on Principal
Prepayments received during that portion of a Prepayment Period from the related
Due Date to the end of the Prepayment Period ("PREPAYMENT INTEREST EXCESS"), all
late payment fees, assumption fees and other similar charges (excluding prepayment charges), in each case with respect to the Mortgage Loans, and all investment income earned on amounts on deposit in the Certificate Account and
Distribution Account. The Master Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Loans and incurred by the Trustee and the
Co-Trustee in connection with their responsibilities under the Pooling and
Servicing Agreement.

ADJUSTMENT TO MASTER SERVICING FEE IN CONNECTION WITH CERTAIN PREPAID MORTGAGE
LOANS

          When a borrower prepays all or a portion of a Mortgage Loan between scheduled monthly payment dates ("DUE DATES"), the borrower pays interest on the amount prepaid only to the date of prepayment. Principal Prepayments which are received during that portion of the Prepayment Period from the related Due Date in the Prepayment Period to the end of the Prepayment Period reduce the
Scheduled Payment of interest for the following Due Date but are included in a distribution that occurs on or prior to the distribution of the Scheduled
Payment, and accordingly no shortfall in interest otherwise distributable to holders of the Certificates results. Conversely, Principal Prepayments received from that portion of the Prepayment Period from the beginning of the Prepayment
Period to related Due Date in that Prepayment Period reduce the Scheduled
Payment of interest for that Due Date and are included in a distribution that occurs on or after the distribution of the Scheduled Payment, and accordingly an interest shortfall (a "PREPAYMENT INTEREST SHORTFALL") could result. In order to mitigate the effect of any Prepayment Interest Shortfall on interest distributions to holders of the Certificates on any Distribution Date, one-half of the amount of the Master Servicing Fee otherwise payable to the Master
Servicer for the month will, to the extent of the Prepayment Interest Shortfall, be deposited by the Master Servicer in the Certificate Account for distribution to holders of the Certificates entitled thereto on the Distribution Date. The amount of this deposit by the Master Servicer is referred to as "COMPENSATING
INTEREST" and will be reflected in the distributions to holders of the
Certificates entitled thereto made on the Distribution Date on which the
Principal Prepayments received would be distributed. Any shortfall in interest distributions to the Class 1-AF certificateholders resulting from Prepayment
Interest Shortfalls will not be covered by the Class 1-AF Policy.

CERTAIN MODIFICATIONS AND REFINANCINGS

          Countrywide Home Loans will be permitted under the Pooling and
Servicing Agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the
Master Servicer will be permitted to agree to the rate reduction provided that
(i) Countrywide Home Loans purchases the Mortgage Loan from the Trust Fund immediately following the modification and (ii) the Stated Principal Balance of such Mortgage Loan, when taken together with the aggregate of the Stated
Principal Balances of all other Mortgage Loans in the same Loan Group that have been so modified since the Closing Date at the time of those modifications, does not exceed an amount equal to 5% of the aggregate Certificate Principal Balance of the related Certificates. Any purchase of a Mortgage Loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that Mortgage Loan, plus accrued and unpaid interest on the Mortgage Loan up to the next Due Date at the applicable Net Mortgage Rate, net of any unreimbursed Advances of principal and interest on the Mortgage Loan made by the
Master Servicer. Countrywide Home Loans will remit the purchase price to the
Master Servicer for deposit into the Certificate Account within one Business Day of the purchase of that Mortgage Loan. Purchases of Mortgage Loans may occur when prevailing interest rates are below the Mortgage Rates on the Mortgage
Loans and borrowers request modifications as an alternative to refinancings.
Countrywide Home Loans will indemnify the Trust Fund against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                                       21

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

          The Certificates will be issued pursuant to the Pooling and Servicing
Agreement. We summarize below the material terms and provisions pursuant to which the Certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and
Servicing Agreement. When particular provisions or terms used in the Pooling and
Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the Pooling and Servicing Agreement after the issuing entity issues the
Certificates.

          The CWABS, Inc., Asset-Backed Certificates, Series 2006-13 (the
"CERTIFICATES") will consist of: Class 1-AF-1, Class 1-AF-2, Class 1-AF-3, Class
1-AF-4, Class 1-AF-5, Class 1-AF-6, Class 2-AV, Class 3-AV-1, Class 3-AV-2,
Class 3-AV-3, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
MV-6, Class MV-7, Class MV-8, Class BV, Class A-R, Class PF, Class PV, Class CF
and Class CV Certificates.

          When describing the Certificates in this free writing prospectus we use the following terms:

           DESIGNATION                          CLASS OF CERTIFICATES
-------------------------------   ----------------------------------------------
CLASS 1-AF CERTIFICATES OR        Class 1-AF-1, Class 1-AF-2, Class 1-AF-3,
   GROUP 1 CERTIFICATES:          Class 1-AF-4, Class 1-AF-5 and Class 1-AF-6
                                  Certificates

CLASS 3-AV CERTIFICATES:          Class 3-AV-1, Class 3-AV-2 and Class 3-AV-3
                                  Certificates

CLASS AV CERTIFICATES:            Class 2-AV and Class 3-AV Certificates

ADJUSTABLE RATE SUBORDINATE       Class MV-1, Class MV-2, Class MV-3, Class
   CERTIFICATES OR SUBORDINATE    MV-4, Class MV-5, Class MV-6, Class MV-7,
   CERTIFICATES:                  Class MV-8 and Class BV Certificates

SENIOR CERTIFICATES:              Class 1-AF, Class AV and Class A-R
                                  Certificates

FIXED RATE CERTIFICATES:          Class 1-AF-2, Class 1-AF-3, Class 1-AF-4,
                                  Class 1-AF-5 and Class 1-AF-6 Certificates

ADJUSTABLE RATE CERTIFICATES OR   Class 1-AF-1 and Class AV Certificates and the
   SWAP CERTIFICATES:             Adjustable Rate Subordinate Certificates

SWAP CERTIFICATES OR GROUP 2      Class AV Certificates and the Adjustable Rate
   AND GROUP 3 CERTIFICATES:      Subordinate Certificates

OFFERED CERTIFICATES:             Class 1-AF, Class AV and Class A-R
                                  Certificates and the Subordinate Certificates

The Certificates are generally referred to as the following types:

                   CLASS                                        TYPE
--------------------------------------------------   ---------------------------
Class 1-AF-2, Class 1-AF-3, Class 1-AF-4 and Class   Senior/Fixed Rate
   1-AF-5 Certificates:

Class 1-AF-6 Certificates:                           Senior/Fixed Rate/NAS

Class 1-AF-1, Class 2-AV, Class 3-AV-1, Class        Senior/Adjustable Rate
   3-AV-2 and Class 3-AV-3 Certificates:

Adjustable Rate Subordinate Certificates:            Subordinate/Adjustable Rate

Class A-R Certificates:                              Senior/REMIC Residual

Class PF and Class PV Certificates:                  Prepayment Charges

Class CF and Class CV Certificates:                  Residual

          Generally:

          o    distributions of principal and interest on the Class 1-AF
               Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 1;

                                       22

          o    distributions of principal and interest on the Class 2-AV
               Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 2;

          o    distributions of principal and interest on the Class 3-AV
               Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 3;

          o    distributions of principal and interest on the Adjustable Rate
               Subordinate Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 2 and
               Loan Group 3;

          o    distributions on the Class PF and Class CF Certificates, to the
               extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the
               Mortgage Loans in Loan Group 1;

          o    distributions on the Class PV and Class CV Certificates, to the
               extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the
               Mortgage Loans in Loan Group 2 and Loan Group 3; and

          o    distributions on the Class A-R Certificates, to the extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage
               Loans in Loan Group 1, Loan Group 2 and Loan Group 3.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

          The Offered Certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R
Certificates will be issued as two certificates in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry
Certificates ("CERTIFICATE OWNERS") may elect to hold their Book-Entry
Certificates through the Depository Trust Company ("DTC") in the United States,
or Clearstream, Luxembourg or the Euroclear System ("EUROCLEAR"), in Europe, if
they are participants of these systems, or indirectly through organizations which are participants in these systems. Each class of Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate
Principal Balance of the applicable class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC.
Beneficial interests in the Book-Entry Certificates may be held in minimum denominations representing Certificate Principal Balances of $20,000 and integral multiples of $1 in excess thereof. Except as set forth under
"Description of the Securities--Book-Entry Registration of the Securities" in
the prospectus, no person acquiring a beneficial ownership interest in a
Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing the person's beneficial ownership interest in the Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until
Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations
("PARTICIPANTS") and DTC. See "Description of the Securities--Book-Entry
Registration of the Securities" in the base prospectus.

GLOSSARY OF TERMS

          The following terms have the meanings shown below to help describe the cash flow on the Certificates. The definitions are organized based on the context in which they are most frequently used. However, certain definitions may be used in multiple contexts.

          General Definitions.

          "ADJUSTED NET MORTGAGE RATE" with respect to each Mortgage Loan means the Mortgage Rate less the related Expense Fee Rate.

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          "BUSINESS DAY" is any day other than:

               (1) a Saturday or Sunday or

               (2) a day on which the Class 1-AF Insurer or banking institutions in the state of New York or California are required or authorized by law to be closed.

          "CERTIFICATE PRINCIPAL BALANCE" means for any class of Certificates
(other than the Class CF and Class CV Certificates), the aggregate outstanding principal balance of all Certificates of the class, less:

               (1) all amounts previously distributed to holders of Certificates of that class as scheduled and unscheduled payments of principal; and

               (2) the Applied Realized Loss Amounts allocated to the class;

provided, however, that (w) any payment of principal under the Class 1-AF Policy following an Applied Realized Loss Amount in respect of the any class of Class
1-AF Certificates will not result in a further reduction of the Certificate
Principal Balance of that class of Class 1-AF Certificates; (x) if Applied
Realized Loss Amounts have been allocated to the Certificate Principal Balance of any class of Certificates, the Certificate Principal Balance thereof will be increased on each Distribution Date after the allocation of Applied Realized
Loss Amounts, sequentially by class in the order of distribution priority, by the amount of Subsequent Recoveries for the related Loan Group, collected during the related Due Period (if any) (but not by more than the amount of the Unpaid
Realized Loss Amount for the class); (y) any amounts distributed to one or more classes of Senior Certificates related to a Loan Group or Loan Groups in respect of Applied Realized Loss Amounts will be distributed to those classes on a pro rata basis according to the respective Unpaid Realized Loss Amounts for those classes; and (z) to the extent an Applied Realized Loss Amount with respect to any class of Class 1-AF Certificates was covered under the Class 1-AF Policy, the Certificate Principal Balance of that class will not be increased by any related Subsequent Recovery.

          After any allocation of amounts in respect of Subsequent Recoveries to increase the Certificate Principal Balance of a class of Certificates, a corresponding decrease will be made on the Distribution Date to the Unpaid
Realized Loss Amount for that class or classes. Although Subsequent Recoveries, if any, will be allocated to increase the Certificate Principal Balance of a class of Certificates, the Subsequent Recoveries will be included in the applicable Principal Remittance Amount and distributed in the priority set forth below under "--Distributions--Distributions of Principal." Therefore these
Subsequent Recoveries may not be used to make any principal payments on the class or classes of Certificates for which the Certificate Principal Balances have been increased by allocation of Subsequent Recoveries. Additionally, holders of these Certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Certificate
Principal Balance for any Accrual Period preceding the Distribution Date on which the increase occurs.

          Exclusively for the purpose of determining any subrogation rights of the Class 1-AF Insurer under the Pooling and Servicing Agreement, the
"Certificate Principal Balance" of each class of Class 1-AF Certificates will not be reduced by the amount of any payments made by the Class 1-AF Insurer in respect of principal on such Certificates under the Class 1-AF Policy, except to the extent such payment has been reimbursed to the Class 1-AF Insurer pursuant to the provisions of the Pooling and Servicing Agreement.

          "DISTRIBUTION DATE" means the 25th day of each month, or if the 25th day is not a Business Day, on the first Business Day thereafter, commencing in
August 2006.

          "DUE PERIOD" means with respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

          "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any Liquidation Proceeds and Subsequent
Recoveries exceed the sum of (i) the unpaid principal balance of the

                                       24

Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage
Rate during each Due Period as to which interest was not paid or advanced on the
Mortgage Loan.

          "FINAL RECOVERY DETERMINATION" means a determination by the Master
Servicer that it has received all proceeds it expects to receive with respect to the liquidation of a Mortgage Loan.

          "INSURANCE PROCEEDS" means all proceeds of any insurance policy
(including the Pool Insurance Policy but excluding the Class 1-AF Policy)
received prior to or in connection with a Final Recovery Determination (to the extent that the proceeds are not applied to the restoration of the property or released to the borrower in accordance with the Master Servicer's normal servicing procedures), other than proceeds that represent reimbursement of the
Master Servicer's costs and expenses incurred in connection with presenting claims under the related insurance policy.

          "LIQUIDATION PROCEEDS" means any Insurance Proceeds and all other net proceeds received prior to or in connection with a Final Recovery Determination in connection with the partial or complete liquidation of a Mortgage Loan
(whether through trustee's sale, foreclosure sale or otherwise) or in connection with any condemnation or partial release of the related Mortgaged Property, together with the net proceeds received prior to or in connection with a Final
Recovery Determination with respect to any Mortgaged Property acquired by the
Master Servicer by foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

          "PERCENTAGE INTEREST" with respect to any Certificate, means the percentage derived by dividing the denomination of the Certificate by the aggregate denominations of all Certificates of the applicable class.

          "RECORD DATE" means:

               (1) in the case of the Adjustable Rate Certificates, the Business
          Day immediately preceding the Distribution Date, unless the
          Adjustable-Rate Certificates are no longer book-entry certificates, in which case the Record Date will be the last Business Day of the month preceding the month of the Distribution Date, and

               (2) in the case of the Fixed Rate Certificates and the Class A-R
          Certificates, the last Business Day of the month preceding the month of the Distribution Date.

          "SUBSEQUENT RECOVERIES" means, with respect to any Mortgage Loan in respect of which a Realized Loss was incurred, any proceeds of the type described in the definitions of "Insurance Proceeds" and "Liquidation Proceeds"
received in respect of the Mortgage Loan after a Final Recovery Determination
(other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

          Definitions related to Interest Calculations and Distributions.

          "ACCRUAL PERIOD" for any Distribution Date and the Adjustable Rate
Certificates, means the period from and including the preceding Distribution
Date (or from and including the Closing Date in the case of the first
Distribution Date) to and including the day prior to the current Distribution
Date, and for the Fixed Rate Certificates, means the calendar month immediately preceding the month in which the Distribution Date occurs.

          "CURRENT INTEREST" with respect to each class of interest-bearing certificates and each Distribution Date means the interest accrued at the
Pass-Through Rate for the applicable Accrual Period on the Certificate Principal
Balance of the class immediately prior to the Distribution Date.

          "EXPENSE FEE RATE" with respect to each Mortgage Loan is equal to the sum of (i) the Servicing Fee Rate and the Trustee Fee Rate and (ii) with respect to any Mortgage Loan covered by an individual lender paid mortgage insurance policy, the related mortgage insurance premium rate. As of the Initial Cut-off
Date, the weighted average Expense Fee Rate is expected to equal approximately
0.509% per annum

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          "INTEREST CARRY FORWARD AMOUNT," with respect to each class of interest-bearing certificates and each Distribution Date, is the excess of:

               (a) Current Interest for such class with respect to prior
          Distribution Dates over

               (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

          "INTEREST DETERMINATION DATE" means for the Adjustable Rate
Certificates, the second LIBOR Business Day preceding the commencement of each
Accrual Period.

          "INTEREST FUNDS" means for any Loan Group and any Distribution Date,
(1) the Interest Remittance Amount for that Loan Group and the Distribution
Date, less (2) the portion of the Trustee Fee allocable to that Loan Group for the Distribution Date, plus (3) in the case of Loan Group 2 and Loan Group 3, the Adjusted Replacement Upfront Amount, if any, allocable to that Loan Group.

          "INTEREST REMITTANCE AMOUNT" means with respect to each Loan Group and any Distribution Date:

               (a) the sum, without duplication, of:

                    (1) all scheduled interest collected during the related Due
               Period (other than Credit Comeback Excess Amounts (if any)), less the related Master Servicing Fees,

                    (2) all interest on prepayments, other than Prepayment
               Interest Excess,

                    (3) all Advances relating to interest,

                    (4) all Compensating Interest,

                    (5) all Liquidation Proceeds collected during the related
               Due Period (to the extent that the Liquidation Proceeds relate to interest), and

                    (6) the allocable portion of any Seller Shortfall Interest
               Requirement, less

               (b) all Advances relating to interest and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.

          "NET RATE CAP" for each Distribution Date means:

          (i) with respect to each class of Class 1-AF Certificates, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group
1 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period), less a fraction, expressed as a percentage, the numerator of which is (x) the product of 12 and the sum of (1) the Fixed Rate Final Maturity
Reserve Fund Required Deposit for that Distribution Date and (2) the monthly premium for the Class 1-AF Policy for that Distribution Date, and the denominator of which is (y) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 and the amount on deposit in the Pre-Funding
Account in respect of Loan Group 1, adjusted, in the case of the Class 1-AF-1
Certificates only, to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual
Period and a 360-day year,

          (ii) with respect to the Class 2-AV Certificates, the weighted average
Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 2 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period), adjusted to an effective rate

                                       26

reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the sum of (A) the Net Swap Payment payable to the Swap Counterparty with respect to such Distribution Date and (B) the Adjustable Rate Final
Maturity Reserve Fund Required Deposit for that Distribution Date multiplied by a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any
Swap Termination Payment payable to the Swap Counterparty for such Distribution
Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger
Event) and (y) a fraction, the numerator of which is the Interest Funds for Loan
Group 2 for such Distribution Date, and the denominator of which is the Interest
Funds for Loan Group 2 and Loan Group 3 for such Distribution Date, and the denominator of which is (b) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the first day of the related Due Period
(after giving effect to principal prepayments received during the Prepayment
Period that ends during such Due Period) plus any amounts on deposit in the
Pre-Funding Account in respect of Loan Group 2 as of the first day of that Due
Period,

          (iii) with respect to each class of Class 3-AV Certificates, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group
3 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period), adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related
Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the sum of (A)
the Net Swap Payment payable to the Swap Counterparty with respect to such
Distribution Date and (B) the Adjustable Rate Final Maturity Reserve Fund
Required Deposit for that Distribution Date multiplied by a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any Swap Termination
Payment payable to the Swap Counterparty for such Distribution Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) and (y) a
fraction, the numerator of which is the Interest Funds for Loan Group 3 for such
Distribution Date, and the denominator of which is the Interest Funds for Loan
Group 2 and Loan Group 3 for such Distribution Date, and the denominator of which is (b) the sum of the aggregate Stated Principal Balance of the Mortgage
Loans in Loan Group 3 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period) plus any amounts on deposit in the Pre-Funding
Account in respect of Loan Group 3 as of the first day of that Due Period, and

          (iv) with respect to each class of Adjustable Rate Subordinate
Certificates, the weighted average of the Net Rate Caps for the Class 2-AV and
Class 3-AV Certificates (weighted by an amount equal to the positive difference
(if any) of the sum of the aggregate Stated Principal Balance of the Mortgage
Loans in the related Loan Group and the amount on deposit in the Pre-Funding
Account in respect of that Loan Group over the outstanding aggregate Certificate
Principal Balance of the Class 2-AV and Class 3-AV Certificates, respectively).

          "NET RATE CARRYOVER" for a class of interest-bearing certificates on any Distribution Date means the excess of:

               (1) the amount of interest that the class would have accrued for the Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the applicable Net
          Rate Cap, over

               (2) the amount of interest the class accrued on the Distribution
          Date based on the applicable Net Rate Cap,

          plus the unpaid portion of this excess from prior Distribution Dates
(and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Rate Cap). Any Net Rate Carryover for the
Class 1-AF Certificates will not be covered by the Class 1-AF Policy.

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          "PASS-THROUGH MARGIN" for each class of Adjustable Rate Certificates means the following:

                   (1)     (2)
                  -----   -----
Class 1-AF-1...   0.120%  0.120%
Class 2-AV.....   0.150%  0.300%
Class 3-AV-1...   0.050%  0.100%
Class 3-AV-2...   0.150%  0.300%
Class 3-AV-3...   0.250%  0.500%
Class MV-1.....   0.290%  0.435%
Class MV-2.....   0.310%  0.465%
Class MV-3.....   0.320%  0.480%
Class MV-4.....   0.380%  0.570%
Class MV-5.....   0.420%  0.630%
Class MV-6.....   0.470%  0.705%
Class MV-7.....   0.950%  1.425%
Class MV-8.....   1.200%  1.800%
Class BV.......   2.200%  3.300%

----------
(1)  For each Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.

(2)  For each Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

          "PASS-THROUGH RATE" with respect to each Accrual Period and each class of Adjustable Rate Certificates means a per annum rate equal to the lesser of:

               (1) One-Month LIBOR for the Accrual Period (calculated as
          described below under "-- Calculation of One-Month LIBOR") plus the
          Pass-Through Margin for the class and Accrual Period, and

               (2) the applicable Net Rate Cap for the related Distribution
          Date.

          "PASS-THROUGH RATE" with respect to each Accrual Period and the Fixed
Rate Certificates means a per annum rate equal to the lesser of:

               (1) the per annum fixed rate for the class and the Accrual Period set forth in the table below and

               (2) the applicable Net Rate Cap for the related Distribution
          Date.

                   (1)     (2)
                  -----   -----
Class 1-AF-2...   5.884%  5.884%
Class 1-AF-3...   5.944%  5.944%
Class 1-AF-4...   6.229%  6.229%
Class 1-AF-5...   6.473%  6.973%
Class 1-AF-6...   6.034%  6.034%

----------
(1)  For each Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.

(2)  For each Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

          "SELLER SHORTFALL INTEREST REQUIREMENT" with respect to the Master
Servicer Advance Date in each of August 2006, September 2006 and October 2006 means the sum of:

               (a) the product of (1) the excess of the aggregate Stated
          Principal Balance for the Distribution Date of all the Mortgage Loans
          in the Mortgage Pool (including the Subsequent Mortgage

                                       28

          Loans, if any) owned by the issuing entity at the beginning of the related Due Period, over the aggregate Stated Principal Balance for the Distribution Date of the Mortgage Loans (including the Subsequent
          Mortgage Loans, if any) that have a scheduled payment of interest due in the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of all the Mortgage Loans in the Mortgage Pool (including the Subsequent Mortgage Loans, if any)
          (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12; and

               (b) the product of (1) the amount on deposit in the Pre-Funding
          Account at the beginning of the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage
          Rate of the Mortgage Loans (including Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due
          Period (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12.

          "TRUSTEE FEE RATE" means a rate equal to 0.009% per annum.

          Definitions related to Principal Calculations and Distributions.

          "ADJUSTABLE RATE CUMULATIVE LOSS TRIGGER EVENT" with respect to any
Distribution Date on or after the Adjustable Rate Stepdown Date, an Adjustable
Rate Cumulative Loss Trigger Event is in effect if (x) the aggregate amount of
Realized Losses on the Mortgage Loans in Loan Group 2 and Loan Group 3 from the
Cut-off Date for each Mortgage Loan in Loan Group 2 and Loan Group 3 to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to Loan Group 2 and Loan Group 3 received through the last day of that Due Period) exceeds (y) the applicable percentage, for the Distribution Date, of the sum of the aggregate Initial
Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group 2 and
Loan Group 3 and the original Pre-Funded Amount in respect of Loan Group 2 and
Loan Group 3, as set forth below:

Distribution Date               Percentage
-----------------------------   ------------------------------------------------
August 2008 -- July 2009.....   1.55% with respect to August 2008, plus an
                                additional 1/12th of 1.90% for each month
                                thereafter through July 2009

August 2009 -- July 2010.....   3.45% with respect to August 2009, plus an
                                additional 1/12th of 2.05% for each month
                                thereafter through July 2010

August 2010 -- July 2011.....   5.50% with respect to August 2010, plus an
                                additional 1/12th of 1.65% for each month
                                thereafter through July 2011

August 2011 -- July 2012.....   7.15% with respect to August 2011, plus an
                                additional 1/12th of 0.95% for each month
                                thereafter through July 2012

August 2012 -- July 2013.....   8.10% with respect to August 2012, plus an
                                additional 1/12th of 0.10% for each month
                                thereafter through July 2013

August 2013 and thereafter...   8.20%

                                       29

          "ADJUSTABLE RATE DELINQUENCY TRIGGER EVENT" with respect to any
Distribution Date on or after the Adjustable Rate Stepdown Date exists if the
Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans in Loan
Group 2 and Loan Group 3 equals or exceeds the product of (x) the Adjustable
Rate Senior Enhancement Percentage for the Distribution Date and (y) the
applicable percentage listed below for the most senior class of outstanding
Class AV Certificates and Adjustable Rate Subordinate Certificates:

         Class           Percentage
----------------------   ----------
AV....................      32.60%
MV-1..................      39.94%
MV-2..................      49.40%
MV-3..................      57.51%
MV-4..................      67.50%
MV-5..................      80.77%
MV-6..................      99.15%
MV-7..................     126.11%
MV-8..................     167.17%
BV....................     217.83%

          "ADJUSTABLE RATE OVERCOLLATERALIZATION REDUCTION AMOUNT" for any
Distribution Date is an amount equal to the lesser of (i) the Adjustable Rate
Excess Overcollateralization Amount for the Distribution Date and (ii) the
Principal Remittance Amount for Loan Group 2 and Loan Group 3 for the
Distribution Date.

          "ADJUSTABLE RATE EXCESS OVERCOLLATERALIZATION AMOUNT" for any
Distribution Date, is the excess, if any, of the Adjustable Rate
Overcollateralized Amount for the Distribution Date over the Adjustable Rate
Overcollateralization Target Amount for the Distribution Date.

          "ADJUSTABLE RATE OC FLOOR" means an amount equal to 0.50% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage
Loans in Loan Group 2 and Loan Group 3 and the original Pre-Funded Amount in respect of Loan Group 2 and Loan Group 3.

          "ADJUSTABLE RATE OVERCOLLATERALIZATION DEFICIENCY AMOUNT" with respect to any Distribution Date means the amount, if any, by which the Adjustable Rate
Overcollateralization Target Amount exceeds the Adjustable Rate
Overcollateralized Amount on the Distribution Date (after giving effect to distribution of the Principal Distribution Amount (other than the portion thereof consisting of the Extra Principal Distribution Amount) for Loan Group 2
and Loan Group 3 on the Distribution Date).

          "ADJUSTABLE RATE OVERCOLLATERALIZATION TARGET AMOUNT" with respect to any Distribution Date means (a) prior to the Adjustable Rate Stepdown Date, an amount equal to 3.30% of the sum of the aggregate Initial Cut-off Date Principal
Balance of the Initial Mortgage Loans in Loan Group 2 and Loan Group 3 and the
original Pre-Funded Amount in respect of Loan Group 2 and Loan Group 3 and (b)
on or after the Adjustable Rate Stepdown Date, the greater of (i) an amount equal to 6.60% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 and Loan Group 3 for the current Distribution Date and (ii) the
Adjustable Rate OC Floor; provided, however, that if an Adjustable Rate Trigger
Event is in effect on any Distribution Date, the Adjustable Rate
Overcollateralization Target Amount will be the Adjustable Rate
Overcollateralization Target Amount as in effect for the prior Distribution
Date.

          "ADJUSTABLE RATE OVERCOLLATERALIZED AMOUNT" for any Distribution Date
means the amount, if any, by which (x) the sum of the aggregate Stated Principal
Balance of the Mortgage Loans in Loan Group 2 and Loan Group 3 for the
Distribution Date and any amount on deposit in the Pre-Funding Account in respect of Loan Group 2 and Loan Group 3 on the Distribution Date exceeds (y)
the sum of the aggregate Certificate Principal Balance of the Class AV
Certificates and the Adjustable Rate Subordinate Certificates as of the
Distribution Date (after giving effect to distribution of the Principal
Remittance Amount for Loan Group 2 and Loan Group 3 to be made on the
Distribution Date and, in the case of the Distribution Date immediately following the end of the Funding Period, any amounts to be released from the
Pre-Funding Account in respect of Loan Group 2 and Loan Group 3).

                                       30

          "ADJUSTABLE RATE SENIOR ENHANCEMENT PERCENTAGE" with respect to any
Distribution Date on or after the Adjustable Rate Stepdown Date means a fraction
(expressed as a percentage):

               (1) the numerator of which is the excess of:

                    (a) the aggregate Stated Principal Balance of the Mortgage
               Loans in Loan Group 2 and Loan Group 3 for the preceding
               Distribution Date over

                    (b) (i) before the Certificate Principal Balances of the
               Class AV Certificates have been reduced to zero, the sum of the
               Certificate Principal Balances of the Class AV Certificates, or
               (ii) after the Certificate Principal Balances of the Class AV
               Certificates have been reduced to zero, the Certificate Principal
               Balance of the most senior class of Adjustable Rate Subordinate
               Certificates outstanding, as of the preceding Master Servicer
               Advance Date, and

               (2) the denominator of which is the aggregate Stated Principal
          Balance of the Mortgage Loans in Loan Group 2 and Loan Group 3 for the
          preceding Distribution Date.

          "ADJUSTABLE RATE STEPDOWN DATE" is the earlier to occur of:

               (a) the Distribution Date on which the aggregate Certificate
          Principal Balance of the Class AV Certificates is reduced to zero, and

               (b) the later to occur of (x) the Distribution Date in August
          2009 and (y) the first Distribution Date on which the aggregate
          Certificate Principal Balance of the Class AV Certificates (after calculating anticipated distributions on the Distribution Date) is less than or equal to 55.90% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 and Loan Group 3 for the
          Distribution Date.

          "ADJUSTABLE RATE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION AMOUNT" for
each class of Adjustable Rate Subordinate Certificates and Distribution Date
means the excess of:

               (1) the sum of:

                    (a) the aggregate Certificate Principal Balance of the Class
               AV Certificates (after taking into account distribution of the
               Class 2-AV Principal Distribution Amount and Class 3-AV Principal
               Distribution Amount for the Distribution Date),

                    (b) the aggregate Certificate Principal Balance of any
               classes of Adjustable Rate Subordinate Certificates that are senior to the subject class (in each case, after taking into account distribution of the Adjustable Rate Subordinate Class
               Principal Distribution Amount(s) for the senior class(es) of
               Certificates for the Distribution Date), and

                    (c) the Certificate Principal Balance of the subject class of Adjustable Rate Subordinate Certificates immediately prior to the Distribution Date over

               (2) the lesser of (a) the product of (x) 100% minus the Stepdown
          Target Subordination Percentage for the subject class of Certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 and Loan Group 3 for the Distribution Date and (b) the
          aggregate Stated Principal Balance of the Mortgage Loans in Loan Group
          2 and Loan Group 3 for the Distribution Date minus the Adjustable Rate
          OC Floor;

provided, however, that if a class of Adjustable Rate Subordinate Certificates is the only class of Adjustable Rate Subordinate Certificates outstanding on the
Distribution Date, that class will be entitled to receive the entire remaining
Principal Distribution Amount for Loan Group 2 and Loan Group 3 until the
Certificate Principal Balance thereof is reduced to zero.

                                       31

          "ADJUSTABLE RATE TRIGGER EVENT" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date means either an Adjustable Rate
Delinquency Trigger Event with respect to that Distribution Date or an
Adjustable Rate Cumulative Loss Trigger Event with respect to that Distribution
Date.

          "CLASS 1-AF PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date
means the excess of:

               (1) the aggregate Certificate Principal Balance of the Class 1-AF
          Certificates immediately prior to the Distribution Date, over

               (2) the lesser of (i) 95.40% of the aggregate Stated Principal
          Balance of the Mortgage Loans in Loan Group 1 for the Distribution
          Date and (ii) the aggregate Stated Principal Balance of the Mortgage
          Loans in Loan Group 1 for the Distribution Date minus the Fixed Rate
          OC Floor.

         "CLASS AV PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution
Date means the excess of:

               (1) the aggregate Certificate Principal Balance of the Class AV
          Certificates immediately prior to the Distribution Date, over

               (2) the lesser of (i) 55.90% of the aggregate Stated Principal
          Balance of the Mortgage Loans in Loan Group 2 and Loan Group 3 for the
          Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 and Loan Group 3 for the
          Distribution Date minus the Adjustable Rate OC Floor.

          "CLASS 2-AV PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date
means the product of (x) the Class AV Principal Distribution Target Amount and
(y) a fraction, the numerator of which is the Principal Remittance Amount for
Loan Group 2 and the denominator of which is the sum of the Principal Remittance
Amounts for Loan Group 2 and Loan Group 3.

          "CLASS 3-AV PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date
means the product of (x) the Class AV Principal Distribution Target Amount and
(y) a fraction, the numerator of which is the Principal Remittance Amount for
Loan Group 3 and the denominator of which is the sum of the Principal Remittance
Amounts for Loan Group 2 and Loan Group 3.

          "EXTRA PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution
Date and (A) Loan Group 1 means the lesser of (1) the Fixed Rate
Overcollateralization Deficiency Amount and (2) the sum of the Fixed Rate Excess
Cashflow and Fixed Rate Credit Comeback Excess Cashflow available for payment thereof in the priority set forth in this free writing prospectus and (B) Loan
Group 2 and Loan Group 3, is the lesser of (1) the Adjustable Rate
Overcollateralization Deficiency Amount and (2) the Adjustable Rate Excess
Cashflow and Adjustable Rate Credit Comeback Excess Cashflow available for payment thereof in the priority set forth in this free writing prospectus.

                                       32

          "FIXED RATE CUMULATIVE LOSS TRIGGER EVENT" with respect to any
Distribution Date on or after the Fixed Rate Stepdown Date, a Fixed Rate
Cumulative Loss Trigger Event is in effect if (x) the aggregate amount of
Realized Losses on the Mortgage Loans in Loan Group 1 from the Cut-off Date for each Mortgage Loan in Loan Group 1 to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to Loan Group 1 received through the last day of that Due Period)
exceeds (y) the applicable percentage, for the Distribution Date, of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage
Loans in Loan Group 1 and the original Pre-Funded Amount in respect of Loan
Group 1, as set forth below:

Distribution Date               Percentage
-----------------------------   ------------------------------------------------
August 2008 -- July 2009.....   0.85% with respect to August 2008, plus an
                                additional 1/12th of 1.10% for each month
                                thereafter through July 2009

August 2009 -- July 2010.....   1.95% with respect to August 2009, plus an
                                additional 1/12th of 1.35% for each month
                                thereafter through July 2010

August 2010 -- July 2011.....   3.30% with respect to August 2010, plus an
                                additional 1/12th of 1.10% for each month
                                thereafter through July 2011

August 2011 -- July 2012.....   4.40% with respect to August 2011, plus an
                                additional 1/12th of 0.85% for each month
                                thereafter through July 2012

August 2012 -- July 2013.....   5.25% with respect to August 2012, plus an
                                additional 1/12th of 0.25% for each month
                                thereafter through July 2013

August 2013 and thereafter...   5.50%

          "FIXED RATE DELINQUENCY TRIGGER EVENT" with respect to any
Distribution Date on or after the Fixed Rate Stepdown Date exists if the Rolling
Sixty-Day Delinquency Rate for the outstanding Mortgage Loans in Loan Group 1 equals or exceeds the product of (x) the Fixed Rate Senior Enhancement
Percentage for the Distribution Date and (y) 50.00%.

          "FIXED RATE OVERCOLLATERALIZATION REDUCTION AMOUNT" for any
Distribution Date is an amount equal to the lesser of (i) the Fixed Rate Excess
Overcollateralization Amount for the Distribution Date and (ii) the Principal
Remittance Amount for Loan Group 1 for the Distribution Date.

          "FIXED RATE EXCESS OVERCOLLATERALIZATION AMOUNT" for any Distribution
Date, is the excess, if any, of the Fixed Rate Overcollateralized Amount for the
Distribution Date over the Fixed Rate Overcollateralization Target Amount for the Distribution Date.

          "FIXED RATE OC FLOOR" means an amount equal to 0.50% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans
in Loan Group 1 and the original Pre-Funded Amount in respect of Loan Group 1.

          "FIXED RATE OVERCOLLATERALIZATION DEFICIENCY AMOUNT" with respect to any Distribution Date means the amount, if any, by which the Fixed Rate
Overcollateralization Target Amount exceeds the Fixed Rate Overcollateralized
Amount on the Distribution Date (after giving effect to distribution of the
Principal Distribution Amount (other than the portion thereof consisting of the
Extra Principal Distribution Amount) for Loan Group 1 on the Distribution Date).

          "FIXED RATE OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Fixed Rate Stepdown Date, an amount equal to 2.30% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group 1 and the original Pre-Funded Amount in respect of Loan Group 1 and (b) on or after the Fixed Rate Stepdown Date, the greater of (i) an amount equal to 4.60% of the aggregate Stated Principal
Balance of the Mortgage Loans in Loan Group 1 for the current Distribution Date and (ii)

                                       33

the Fixed Rate OC Floor; provided, however, that if a Fixed Rate Trigger Event is in effect on any Distribution Date, the Fixed Rate Overcollateralization
Target Amount will be the Fixed Rate Overcollateralization Target Amount as in
effect for the prior Distribution Date.

          "FIXED RATE OVERCOLLATERALIZED AMOUNT" for any Distribution Date means the amount, if any, by which (x) the sum of the aggregate Stated Principal
Balance of the Mortgage Loans in Loan Group 1 for the Distribution Date and any
amount on deposit in the Pre-Funding Account in respect of Loan Group 1 on the
Distribution Date exceeds (y) the aggregate Certificate Principal Balance of the
Class 1-AF Certificates as of the Distribution Date (after giving effect to distribution of the Principal Remittance Amount from Loan Group 1 to be made on the Distribution Date and, in the case of the Distribution Date immediately following the end of the Funding Period, any amounts to be released from the
Pre-Funding Account in respect of Loan Group 1).

          "FIXED RATE SENIOR ENHANCEMENT PERCENTAGE" with respect to any
Distribution Date on or after the Fixed Rate Stepdown Date means a fraction
(expressed as a percentage):

               (1) the numerator of which is the excess of:

                    (a) the aggregate Stated Principal Balance of the Mortgage
               Loans in Loan Group 1 for the preceding Distribution Date over

                    (b) the sum of the Certificate Principal Balances of the
               Class 1-AF Certificates as of the preceding Master Servicer
               Advance Date, and

               (2) the denominator of which is the aggregate Stated Principal
          Balance of the Mortgage Loans in Loan Group 1 for the preceding
          Distribution Date.

          "FIXED RATE STEPDOWN DATE" is the later to occur of (x) the
Distribution Date in August 2009 and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class 1-AF Certificates
(after calculating anticipated distributions on the Distribution Date) is less than or equal to 95.40% of the aggregate Stated Principal Balance of the
Mortgage Loans in Loan Group 1 for the Distribution Date.

          "FIXED RATE TRIGGER EVENT" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date means either a Fixed Rate Delinquency Trigger
Event with respect to that Distribution Date or a Fixed Rate Cumulative Loss
Trigger Event with respect to that Distribution Date.

          "GROUP 2 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution
Date is the Adjustable Rate Overcollateralization Reduction Amount for such
Distribution Date multiplied by a fraction, the numerator of which is the
Principal Remittance Amount for Loan Group 2 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group
2 and Loan Group 3 for such Distribution Date.

          "GROUP 3 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution
Date is the Adjustable Rate Overcollateralization Reduction Amount for such
Distribution Date multiplied by a fraction, the numerator of which is the
Principal Remittance Amount for Loan Group 3 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group
2 and Loan Group 3 for such Distribution Date.

                                       34

         "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET
SUBORDINATION PERCENTAGE" for any class of Subordinate Certificates means the respective percentages indicated in the following table:

                                    Initial Target   Stepdown Target
                                     Subordination    Subordination
                                      Percentage        Percentage
                                    --------------   ---------------
Class MV-1.......................       18.00%            36.00%
Class MV-2.......................       14.55%            29.10%
Class MV-3.......................       12.50%            25.00%
Class MV-4.......................       10.65%            21.30%
Class MV-5.......................        8.90%            17.80%
Class MV-6.......................        7.25%            14.50%
Class MV-7.......................        5.70%            11.40%
Class MV-8.......................        4.30%             8.60%
Class BV.........................        3.30%             6.60%

          The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinate Certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the Subordinate Certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of Subordinate
Certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate original Certificate Principal Balance of any class(es) of Certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Initial Cut-off Date Principal Balance of the
Initial Mortgage Loans in the related Loan Group and the original Pre-Funded
Amount in respect of the related Loan Group.

          "NAS PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means the product of:

               (1) a fraction, the numerator of which is the Certificate
          Principal Balance of the Class 1-AF-6 Certificates and the denominator of which is the aggregate Certificate Principal Balance of the Class
          1-AF Certificates, in each case immediately prior to the Distribution
          Date,

               (2) any amounts to be distributed to the Class 1-AF Certificates on the Distribution Date pursuant to clause (1)(B) or (2)(B) under
          "--Distributions of Principal Distribution Amount for Loan Group 1"
          below and

               (3) the applicable percentage for the Distribution Date set forth in the following table:

     Distribution Date       Percentage
--------------------------   ----------
August 2006 -- July 2009          0%
August 2009 -- July 2011         45%
August 2011 -- July 2012         80%
August 2012 -- July 2013        100%
August 2013 and thereafter      300%

          "PRINCIPAL DISTRIBUTION AMOUNT" with respect to each Distribution Date and a Loan Group means the sum of:

               (1) the Principal Remittance Amount for the Loan Group for the
          Distribution Date (in the case of Loan Group 2 and Loan Group 3, less any portion of such amount used to cover any payment due to the Swap
          Counterparty with respect to such Distribution Date),

               (2) the Extra Principal Distribution Amount for the Loan Group
          for the Distribution Date, and

                                       35

               (3) with respect to the Distribution Date immediately following the end of the Funding Period, the amount, if any, remaining in the
          Pre-Funding Account at the end of the Funding Period (net of any
          investment income therefrom) allocable to the Loan Group.

               minus

               (4) (a) the Fixed Rate Overcollateralization Reduction Amount for
          the Distribution Date, in the case of Loan Group 1, (b) the Group 2
          Overcollateralization Reduction Amount for the Distribution Date, in
          the case of Loan Group 2 and (c) the Group 3 Overcollateralization
          Reduction Amount for the Distribution Date, in the case of Loan Group
          3.

          "PRINCIPAL REMITTANCE AMOUNT" with respect to each Loan Group and any
Distribution Date means:

               (a) the sum, without duplication, of:

                    (1) the scheduled principal collected during the related Due
               Period or advanced with respect to the Distribution Date,

                    (2) prepayments collected in the related Prepayment Period,

                    (3) the Stated Principal Balance of each Mortgage Loan that was repurchased by a Seller or purchased by the Master Servicer,

                    (4) the amount, if any, by which the aggregate unpaid
               principal balance of any Replacement Mortgage Loans delivered by
               Countrywide Home Loans in connection with a substitution of a
               Mortgage Loan is less than the aggregate unpaid principal balance of any Deleted Mortgage Loans, and

                    (5) all Liquidation Proceeds (to the extent that the
               Liquidation Proceeds relate to principal) and Subsequent
               Recoveries collected during the related Due Period, less

               (b) all Advances relating to principal and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.

          "REALIZED LOSS" means with respect to any defaulted Mortgage Loan, the excess of the Stated Principal Balance of the defaulted Mortgage Loan over the
Liquidation Proceeds allocated to principal that have been received with respect to the defaulted Mortgage Loan on or at any time prior to the last day of the related Due Period during which the defaulted Mortgage Loan is liquidated.

          "ROLLING SIXTY-DAY DELINQUENCY RATE" with respect to any Distribution
Date on or after the related Stepdown Date and any Loan Group, means the average of the Sixty-Day Delinquency Rates for the Loan Group and the Distribution Date
and the two immediately preceding Distribution Dates.

          "SIXTY-DAY DELINQUENCY RATE" with respect to any Distribution Date on or after the related Stepdown Date and any Loan Group, means a fraction, expressed as a percentage, the numerator of which is the aggregate Stated
Principal Balance for the Distribution Date of all Mortgage Loans in the Loan
Group 60 or more days delinquent as of the close of business on the last day of the calendar month preceding the Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for the Distribution Date of all Mortgage
Loans in the Loan Group.

          "TRIGGER EVENT" means an Adjustable Rate Trigger Event or a Fixed Rate
Trigger Event, as the case may be.

                                       36

          "UNPAID REALIZED LOSS AMOUNT" means for any class of Certificates, (x)
the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates (in the case of any class of Class 1-AF Certificates, as reduced by any payment made by the Class
1-AF Insurer in respect of that class under the Class 1-AF Policy) minus (y) any increase in the Certificate Principal Balance of that class due to the allocation of Subsequent Recoveries to the Certificate Principal Balance of that class.

DEPOSITS TO THE CERTIFICATE ACCOUNT

          The Master Servicer will establish and initially maintain a certificate account (the "CERTIFICATE ACCOUNT") for the benefit of the Trustee on behalf of the certificateholders and the Class 1-AF Insurer. The Master
Servicer will initially establish the Certificate Account at Countrywide Bank,
N.A., which is an affiliate of the Master Servicer. On a daily basis within two
Business Days after receipt, the Master Servicer will deposit or cause to be deposited into the Certificate Account the following payments and collections received by it in respect to the Mortgage Loans after the Cut-off Date (other than any scheduled principal due on or prior to the Cut-off Date and any interest accruing prior to the Cut-off Date):

               (1) all payments on account of principal, including Principal
          Prepayments, on the Mortgage Loans,

               (2) all payments on account of interest (other than interest accruing on the Mortgage Loans prior to the Cut-off Date) on the
          Mortgage Loans, net of the related Master Servicing Fees on the
          Mortgage Loans and net of Prepayment Interest Excess,

               (3) all Insurance Proceeds (including proceeds from the Pool
          Insurance Policy but excluding proceeds from the Class 1-AF Policy),
          Liquidation Proceeds and Subsequent Recoveries,

               (4) all payments made by the Master Servicer in respect of
          Compensating Interest,

               (5) all payments made by a Seller in connection with the
          repurchase of any Mortgage Loan due to the breach of certain representations, warranties or covenants by the Seller that obligates the Seller to repurchase the Mortgage Loan in accordance with the
          Pooling and Servicing Agreement,

               (6) all payments made by the Master Servicer in connection with the purchase of any Mortgage Loans which are 150 days delinquent in accordance with the Pooling and Servicing Agreement,

               (7) all prepayment charges paid by a borrower in connection with the full or partial prepayment of the related Mortgage Loan,

               (8) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Certificate
          Account,

               (9) any amounts required to be deposited by the Master Servicer with respect to any deductible clause in any blanket hazard insurance policy maintained by the Master Servicer in lieu of requiring each borrower to maintain a primary hazard insurance policy,

               (10) all amounts required to be deposited in connection with shortfalls in the principal amount of Replacement Mortgage Loans, and

               (11) all Advances.

          On the Business Day prior to the Master Servicer Advance Date in each of August 2006, September 2006 and October 2006, Countrywide Home Loans will remit to the Master Servicer, and the Master Servicer will deposit in the
Certificate Account, the Seller Shortfall Interest Requirement (if any) for the
Master Servicer Advance Date. Prior to their deposit in the Collection Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the Master Servicer.
For a

                                       37

discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing
And Amount Of Distributions On The Securities" in the prospectus.

WITHDRAWALS FROM THE CERTIFICATE ACCOUNT

          The Master Servicer may from time to time withdraw funds from the
Certificate Account prior to the related Distribution Account Deposit Date for the following purposes:

               (1) to pay to the Master Servicer the Master Servicing Fees on
          the Mortgage Loans to the extent not previously paid to or withheld by the Master Servicer (subject, in the case of Master Servicing Fees, to reduction as described above under "Servicing of the Mortgage Loans --
          Adjustment to Master Servicing Fee in Connection With Certain Prepaid
          Mortgage Loans") and, as additional servicing compensation, assumption fees, late payment charges (excluding prepayment charges), net earnings on or investment income with respect to funds in or credited to the Certificate Account and the amount of Prepayment Interest
          Excess for the related Prepayment Period,

               (2) to reimburse the Master Servicer and the Trustee for
          Advances, which right of reimbursement with respect to any Mortgage
          Loan pursuant to this clause (2) is limited to amounts received that represent late recoveries of payments of principal and/or interest on the related Mortgage Loan (or Insurance Proceeds, Liquidation Proceeds
          or Subsequent Recoveries with respect thereto) with respect to which the Advance was made,

               (3) to reimburse the Master Servicer and the Trustee for any
          Advances previously made that the Master Servicer has determined to be nonrecoverable (and prior to the reimbursement, the Master Servicer will deliver to the Trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related
          Mortgage Loan(s), and their respective portions of the nonrecoverable advance),

               (4) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policy,

               (5) to pay to the Master Servicer any unpaid Master Servicing
          Fees and to reimburse it for any unreimbursed ordinary and necessary out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its master servicing obligations including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies ("SERVICING ADVANCES"), which right of
          reimbursement pursuant to this clause (5) is limited to amounts received representing late recoveries of the payments of these costs and expenses (or Liquidation Proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto),

               (6) to pay to the applicable Seller or the Master Servicer, as applicable, with respect to each Mortgage Loan or Mortgaged Property acquired in respect thereof that has been purchased by that Seller or the Master Servicer from the issuing entity pursuant to the Pooling and Servicing Agreement, all amounts received thereon and not taken into account in determining the related Purchase Price of the purchased Mortgage Loan,

               (7) after the transfer from the Certificate Account for deposit to the Distribution Account of the Interest Remittance Amount and the
          Principal Remittance Amount on the related Distribution Account
          Deposit Date, to reimburse the applicable Seller, the Master Servicer, the NIM Insurer or the Depositor for expenses incurred and reimbursable pursuant to the Pooling and Servicing Agreement,

               (8) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein, and

                                       38

               (9) to clear and terminate the Certificate Account upon
          termination of the Pooling and Servicing Agreement.

          In addition, not later than 1:00 p.m. Pacific Time on the Business Day immediately preceding each Distribution Date (the "DISTRIBUTION ACCOUNT DEPOSIT
DATE"), the Master Servicer will withdraw from the Certificate Account and remit to the Trustee the Prepayment Charges collected, the Interest Remittance Amount and the Principal Remittance Amount to the extent on deposit in the Certificate
Account, and the Trustee will deposit the amount in the Distribution Account, as described below.

          The Master Servicer is required to maintain separate accounting, on a
Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to clauses (1) through (6)
above.

DEPOSITS TO THE DISTRIBUTION ACCOUNT

          The Trustee will establish and maintain a distribution account (the
"DISTRIBUTION ACCOUNT") on behalf of the certificateholders and the Class 1-AF
Insurer. The Trustee will, promptly upon receipt, deposit in the Distribution
Account and retain therein:

               (1) the aggregate amount remitted by the Master Servicer to the
          Trustee,

               (2) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Distribution
          Account, and

               (3) the amount, if any, remaining in the Pre-Funding Account (net of any investment income therefrom) on the Distribution Date immediately following the end of the Funding Period.

WITHDRAWALS FROM THE DISTRIBUTION ACCOUNT

          The Trustee will withdraw funds from the Distribution Account for distribution to the certificateholders and remittances to the Swap Account, the
Fixed Rate Final Maturity Reserve Fund and the Adjustable Rate Final Maturity
Reserve Fund and payment to the Class 1-AF Insurer as described below under "--
Distributions" and may from time to time make withdrawals from the Distribution
Account:

               (1) to pay the Trustee Fee to the Trustee,

               (2) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account,

               (3) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the Master Servicer through delivery of a written notice to the Trustee describing the amounts deposited in error), and

               (4) to reimburse the Trustee for any unreimbursed Advances, such right of reimbursement being limited to (x) amounts received on the related Mortgage Loans in respect of which any such Advance was made and (y) amounts not otherwise reimbursed to the Trustee pursuant to clause (2) under "--Withdrawals from the Certificate Account",

               (5) to reimburse the Trustee for any nonrecoverable Advance previously made by it, such right of reimbursement being limited to amounts not otherwise reimbursed to it pursuant to clause (4) under
          "--Withdrawals from the Certificate Account", and

               (6) to clear and terminate the Distribution Account upon the termination of the Pooling and Servicing Agreement.

                                       39

          There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

          Prior to each Determination Date, the Master Servicer is required to provide the Trustee a report containing the data and information concerning the
Mortgage Loans that is required by the Trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The Trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Master Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Master Servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

          The Certificate Account, the Distribution Account and the Pre-Funding
Account. All funds in the Certificate Account, the Distribution Account and the
Pre-Funding Account will be invested in Permitted Investments at the direction of the Master Servicer. In the case of:

     o    the Certificate Account and the Distribution Account, all income and gain net of any losses realized from the investment will be for the benefit of the Master Servicer as additional servicing compensation and will be remitted to it monthly as described herein; and

     o    the Pre-Funding Account, all income and gain net of any losses realized from the investment will be for the benefit of Countrywide
          Home Loans and will be remitted to Countrywide Home Loans as described herein.

          The amount of any losses incurred in the Certificate Account or the
Distribution Account in respect of the investments will be deposited by the
Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account out of the Master Servicer's own funds immediately as realized. The amount of any losses incurred in the Pre-Funding Account in respect of the investments will be paid by Countrywide Home Loans to the Trustee for deposit into the Pre-Funding Account out of Countrywide Home Loans' own
funds immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account or the Pre-Funding
Account and made in accordance with the Pooling and Servicing Agreement.

          Carryover Reserve Fund and Credit Comeback Excess Account. Funds in
the Carryover Reserve Fund and in the Credit Comeback Excess Account in respect of Fixed Rate Credit Comeback Excess Cashflow may be invested in Permitted
Investments at the written direction of the majority holder of the Class CF
Certificates. Funds in the Credit Comeback Excess Account in respect of
Adjustable Rate Credit Comeback Excess Cashflow may be invested in Permitted
Investments at the written direction of the majority holder of the Class CV
Certificates.

          If the Trustee does not receive written directions regarding investment, it will invest all funds in the Carryover Reserve Fund and the
Credit Comeback Excess Account in Permitted Investments. Any net investment earnings will be paid pro rata to the holders of the class of Certificates entitled to direct the investments of the amounts, in accordance with their
Percentage Interests. Any losses incurred in the Carryover Reserve Fund or the
Credit Comeback Excess Account in respect of the investments will be charged against amounts on deposit in the Carryover Reserve Fund (or the investments) or
Credit Comeback Excess Account (or the investments), as applicable, immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the
Carryover Reserve Fund or Credit Comeback Excess Account and made in accordance with the Pooling and Servicing Agreement.

          Swap Account. Funds in the Swap Account will not be invested.

          Final Maturity Reserve Funds. The Final Maturity Reserve Funds will be assets of a separate trust referred to herein as the reserve fund trust. Funds in the Fixed Rate Final Maturity Reserve Fund and the Adjustable Rate Final
Maturity Reserve Fund may be invested in permitted investments at the direction of the holders of the Class CF and Class CV Certificates, respectively. If the
Trustee, on behalf of the reserve fund trust, does not receive written directions regarding investment, it will invest all funds in the applicable
Final Maturity Reserve Fund in The Bank of New York cash reserves. Any net investment earnings will be retained in the applicable Final Maturity

                                       40

Reserve Fund until withdrawn upon the termination of the pooling and servicing agreement. Any losses incurred in either Final Maturity Reserve Fund in respect of the investment will be charged against amounts on deposit in that Final
Maturity Reserve Fund (or the investments) immediately as realized. The Trustee, on behalf of the reserve fund trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in either Final Maturity Reserve Fund and made in accordance with the Pooling and Servicing Agreement.

THE SWAP ACCOUNT

          The Trustee, in its capacity as trustee of the swap trust, will establish and maintain a swap account (the "SWAP ACCOUNT") on behalf of the holders of the Swap Certificates and the Swap Counterparty. With respect to each
Distribution Date, the Trustee will deposit into the Swap Account any portion of the Interest Funds for Loan Group 2 and Loan Group 3 for that Distribution Date
(and, if necessary, any portion of the Principal Remittance Amount for Loan
Group 2 and Loan Group 3 for that Distribution Date) that are to be remitted to the Swap Contract Administrator for payment to the Swap Counterparty, as well as any amounts received from the Swap Contract Administrator in respect of the Swap
Contract, each as described below under "-- The Swap Contract". With respect to each Distribution Date, following the deposits to the Swap Account described in the preceding sentence, the Trustee will make a corresponding withdrawal from the Swap Account for remittance to the Swap Contract Administrator or distribution to the holders of the Swap Certificates, as the case may be depending on whether a Net Swap Payment is due to the Swap Counterparty or from the Swap Counterparty, as described below under "-- The Swap Contract".

                                       41

FEES AND EXPENSES

          The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

    TYPE / RECIPIENT (1)                    AMOUNT                     GENERAL PURPOSE         SOURCE (2)           FREQUENCY
---------------------------  ----------------------------------------  ---------------  -----------------------  --------------

FEES

Master Servicing Fee /       One-twelfth of the Stated Principal       Compensation     Collections with                Monthly
Master Servicer              Balance of each Mortgage Loan                              respect to each
                             multiplied by the Servicing Fee Rate (3)                   Mortgage Loan and any
                                                                                        Liquidation Proceeds or
                                                                                        Subsequent Recoveries

Additional Servicing         o    Prepayment Interest Excess (4)       Compensation     Interest collections       Time to time
Compensation / Master                                                                   with respect to each
Servicer                                                                                Mortgage Loan

                             o    All late payment fees,               Compensation     Payments made by           Time to time
                                  assumption fees and other                             obligors with respect
                                  similar charges (excluding                            to the Mortgage Loans
                                  prepayment charges)

                             o    All investment income earned on      Compensation     Investment income               Monthly
                                  amounts on deposit in the                             related to the
                                  Certificate Account and                               Certificate Account and
                                  Distribution Account.                                 Distribution Account

                             o    Excess Proceeds (5)                  Compensation     Liquidation Proceeds       Time to time
                                                                                        and Subsequent
                                                                                        Recoveries with respect
                                                                                        to each Mortgage Loan

Trustee Fee (the "TRUSTEE    One-twelfth of the Trustee Fee Rate       Compensation     Interest Remittance             Monthly
Fee") / Trustee              multiplied by the sum of (i) the                           Amount
                             aggregate Stated Principal Balance
                             of the outstanding Mortgage Loans
                             and (ii) any amounts remaining in
                             the Pre-Funding Account (excluding
                             any investment earnings thereon). (6)

EXPENSES

Class 1-AF Policy Premium    One-twelfth of the aggregate              Expense          Interest Funds for Loan         Monthly
and Reimbursement Amounts /  Certificate Principal Balance of the                       Group 1 and, to the
Class 1-AF Insurer           Class 1-AF Certificates multiplied                         extent that Interest
                             by the Class 1-AF Premium Rate (7)                         Funds are not
                                                                                        sufficient, the
                                                                                        Principal Remittance
                                                                                        Amount for Loan Group 1

Net Swap Payments / Swap     Net Swap Payments (8)                     Expense          Interest Funds for Loan         Monthly
Counterparty                                                                            Group 2 and Loan Group
                                                                                        3 and, to the extent
                                                                                        that Interest Funds are
                                                                                        not sufficient, the
                                                                                        Principal Remittance
                                                                                        Amount for Loan Group 2
                                                                                        and Loan Group 3

                                       42

    TYPE / RECIPIENT (1)                    AMOUNT                     GENERAL PURPOSE         SOURCE (2)           FREQUENCY
---------------------------  ----------------------------------------  ---------------  -----------------------  --------------

Swap Termination Payment /   The Swap Termination Payment to           Expense          Interest Funds for Loan    Time to time
Swap Counterparty            which the Swap Counterparty may be                         Group 2 and Loan Group
                             entitled in the event of an early                          3 and, to the extent
                             termination of the Swap Contract                           that Interest Funds are
                                                                                        not sufficient, the
                                                                                        Principal Remittance
                                                                                        Amount for Loan Group 2
                                                                                        and Loan Group 3 (9)

Insurance premiums /         Insurance premium(s) for Mortgage         Expense          Interest collections on         Monthly
Mortgage Insurance           Loan(s) covered by lender-paid                             the related Mortgage
Providers                    mortgage insurance policies (other                         Loan(s)
                             than the Pool Insurance Policy)

Insurance expenses / Master  Expenses incurred by the Master           Reimbursement    To the extent the          Time to time
Servicer                     Servicer                                  of Expenses      expenses are covered by
                                                                                        an insurance policy
                                                                                        with respect to the
                                                                                        Mortgage Loan

Servicing Advances / Master  To the extent of funds available,         Reimbursement    With respect to each       Time to time
Servicer                     the amount of any Servicing               of Expenses      Mortgage Loan, late
                             Advances.                                                  recoveries of the
                                                                                        payments of the costs
                                                                                        and expenses,
                                                                                        Liquidation Proceeds,
                                                                                        Subsequent Recoveries,
                                                                                        purchase proceeds or
                                                                                        repurchase proceeds for
                                                                                        that Mortgage Loan (10)

Indemnification expenses /   Amounts for which the Sellers, the        Indemnification  Amounts on deposit on           Monthly
the Sellers, the Master      Master Servicer, the NIM Insurer and                       the Certificate Account
Servicer, the NIM Insurer    Depositor are entitled to                                  on any Distribution
and the Depositor            indemnification (11)                                       Account Deposit Date,
                                                                                        following the transfer
                                                                                        to the Distribution
                                                                                        Account

----------
(1)  If the Trustee succeeds to the position of Master Servicer, it will be entitled to receive the same fees and expenses of the Master Servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the Pooling and Servicing Agreement.

(2)  Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Master Servicer in the case of amounts owed to the
     Master Servicer) prior to distributions on the Certificates.

(3)  The Servicing Fee Rate for each Mortgage Loan will equal 0.50% per annum.
     The amount of the monthly Master Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described above under "Servicing of the Mortgage Loans -- Adjustment to Master Servicing
     Fee in Connection With Certain Prepaid Mortgage Loans."

(4)  Prepayment Interest Excess is described above under "Servicing of the
     Mortgage Loans -- Servicing Compensation and Payment of Expenses."

(5)  Excess Proceeds is described above under "-- Glossary of Terms -- General
     Definitions."

(6)  The Trustee Fee Rate will equal 0.009% per annum.

                                       43

(7)  The Class 1-AF Premium Rate will equal 0.13% per annum. The amount of any
     Reimbursement Amount due to the Class 1-AF Insurer with respect to any
     Distribution Date will be calculated as described below under "Description of the Certificates -- Class 1-AF Certificate Guaranty Insurance Policy."

(8)  The amount of any Net Swap Payment due to the Swap Counterparty with respect to any Distribution Date will be calculated as described below under "Description of the Certificates -- The Swap Contract."

(9)  Any Swap Termination Payment due to a Swap Counterparty Trigger Event will only be payable from adjustable rate excess cashflow as described below under "Description of the Certificates -- Overcollateralization
     Provisions."

(10) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation
     Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(11) Each of the Sellers, the Master Servicer, the NIM Insurer and the Depositor
     are entitled to indemnification of certain.

                                       44

DISTRIBUTIONS

          General. Distributions on the Certificates will be made by the Trustee on each Distribution Date to the persons in whose names the Certificates are registered at the close of business on the Record Date.

          Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register or, in the case of any certificateholder that holds 100% of a class of Certificates or who holds a class of Certificates with an aggregate initial Certificate Principal
Balance of $1,000,000 or more and that has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities;
provided, however, that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the
Corporate Trust Office of the Trustee. On each Distribution Date, a holder of a
Certificate will receive its Percentage Interest of the amounts required to be distributed with respect to the applicable class of Certificates.

          On each Distribution Date, the Trustee will withdraw all prepayment charges in the Distribution Account and distribute them (i) in the case of prepayment charges from the Mortgage Loans in Loan Group 1, to the Class PF
Certificates, and (ii) in the case of prepayment charges from the Mortgage Loans in Loan Group 2 and Loan Group 3, to the Class PV Certificates.

          Distributions of Interest. On each Distribution Date, the interest distributable with respect to the interest-bearing certificates is the interest which has accrued on the Certificate Principal Balance thereof immediately prior to that Distribution Date at the Pass-Through Rate during the applicable Accrual
Period, and in the case of the Senior Certificates, any Interest Carry Forward
Amount. For each class of Subordinate Certificates, any Interest Carry Forward
Amount will be payable only from excess cashflow (if any) as and to the extent described under "-- Overcollateralization Provisions."

          All calculations of interest on the Adjustable Rate Certificates will be made on the basis of a 360-day year and the actual number of days elapsed in the applicable Accrual Period. All calculations of interest on the Fixed Rate
Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

          The Pass-Through Rates for the Adjustable Rate Certificates are
variable rates that may change from Distribution Date to Distribution Date.
Additionally, the Pass-Through Rate for each of the Adjustable Rate Certificates
(other than the Class 1-AF-1 Certificates) is subject to increase after the
Optional Termination Date. On each Distribution Date, the Pass-Through Rate for each class of interest-bearing Certificates will be subject to the applicable
Net Rate Cap. See the related definitions in "-- Glossary of Terms --
Definitions related to Interest Calculations and Distributions" for a more detailed understanding as to how the Net Rate Cap is calculated, and applied to the Pass-Through Rate.

          If on any Distribution Date, the Pass-Through Rate for a class of interest-bearing Certificates is based on the applicable Net Rate Cap, each holder of the applicable Certificates will be entitled to receive the resulting shortfall only from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "-- Overcollateralization Provisions", and, in the case of the Class 1-AF-1 Certificates, from payments (if any)
allocated to the issuing entity in respect of the Corridor Contract, and, in the case of the Swap Certificates, from payments (if any) allocated to the issuing entity in respect of the Swap Contract that are available for that purpose. The
Class 1-AF Policy will not cover any shortfalls caused by application of the applicable Net Rate Cap

          Distributions of Interest Funds For Loan Group 1. On each Distribution
Date, the Interest Funds for that Distribution Date with respect to Loan Group 1 are required to be distributed in the following order of priority, until those
Interest Funds have been fully distributed:

               (1) to the Fixed Rate Final Maturity Reserve Fund, the Fixed Rate
          Final Maturity Reserve Fund Required Deposit for that Distribution
          Date,

                                       45

               (2) to the Class 1-AF Insurer, the monthly premium for the Class
          1-AF Policy for such Distribution Date,

               (3) concurrently to the classes of Class 1-AF Certificates, the
          Current Interest and Interest Carry Forward Amount for those classes, pro rata, based on their respective entitlements,

               (4) to the Class 1-AF Insurer, any Reimbursement Amount,

               (5) any remainder as part of the Fixed Rate Excess Cashflow to be allocated as described under "-- Overcollateralization Provisions"
          below.

          Distributions of Interest Funds for Loan Group 2 and Loan Group 3. On
each Distribution Date, the Interest Funds for that Distribution Date with respect to Loan Group 2 and Loan Group 3 are required to be distributed in the following order of priority, until those Interest Funds have been fully distributed:

               (1) from the Interest Funds for Loan Group 2 and Loan Group 3, pro rata based on the Interest Funds for each such Loan Group, to the
          Adjustable Rate Final Maturity Reserve Fund, the Adjustable Rate Final
          Maturity Reserve Fund Required Deposit for that Distribution Date;

               (2) from the Interest Funds for Loan Group 2 and Loan Group 3, pro rata based on the Interest Funds for each such Loan Group, to the
          Swap Account, the amount of any Net Swap Payment and any Swap
          Termination Payment (other than a Swap Termination Payment due to a
          Swap Counterparty Trigger Event) payable to the Swap Counterparty with respect to such Distribution Date;

               (3) concurrently:

                    (a) from the Interest Funds for Loan Group 2, to the Class
               2-AV Certificates, the Current Interest and Interest Carry
               Forward Amount for that class,

                    (b) from the Interest Funds for Loan Group 3, concurrently to each class of Class 3-AV Certificates, the Current Interest and Interest Carry Forward Amount for each such class, pro rata based on their respective entitlements,

               (4) from the remaining Interest Funds for Loan Group 2 and Loan
          Group 3, concurrently to each class of Class AV Certificates, any remaining Current Interest and Interest Carry Forward Amount not paid pursuant to clauses 3(a) and 3(b) above, pro rata based on the
          Certificate Principal Balances thereof, to the extent needed to pay any Current Interest and Interest Carry Forward Amount for each such class. Interest Funds remaining after such allocation to pay any
          Current Interest and Interest Carry Forward Amount based on the
          Certificate Principal Balances of the Certificates will be distributed to each class of Class AV Certificates with respect to which there remains any unpaid Current Interest and Interest Carry Forward Amount
          (after the distribution based on Certificate Principal Balances), pro rata based on the amount of such remaining unpaid Current Interest and
          Interest Carry Forward Amount,

               (5) from the remaining Interest Funds for Loan Group 2 and Loan
          Group 3, sequentially:

                    (a) sequentially, to the Class MV-1, Class MV-2, Class MV-3,
               Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and
               Class BV Certificates, in that order, the Current Interest for that class, and

                    (b) any remainder as part of the Adjustable Rate Excess
               Cashflow to be allocated as described under
               "--Overcollateralization Provisions" below.

          Distributions of Funds from the Corridor Contract. On each
Distribution Date on or prior to the Corridor Contract Termination Date, amounts allocated to the issuing entity in respect of the Corridor Contract for that

                                       46

Distribution Date will be deposited in the Carryover Reserve Fund and then distributed to the Class 1-AF-1 Certificates, to the extent needed to pay any related Net Rate Carryover.

          Any amounts allocated to the issuing entity in respect of the Corridor
Contract that remain after the application of those amounts as described in the preceding paragraph will be distributed to the holders of the Class CF
Certificates and will not be available for the payment of any Net Rate Carryover on any class or classes of Certificates unless the Corridor Contract is subject to an early termination, in which case the portion of any early termination payment allocated to the issuing entity in respect of the Corridor Contract will be deposited by the Trustee in the Carryover Reserve Fund to cover any Net Rate
Carryover on the Class 1-AF-1 Certificates until the Corridor Contract
Termination Date. See "-- Carryover Reserve Fund" below.

          Distributions of Principal. The manner of distributing principal among the classes of Certificates will differ depending upon whether a Distribution
Date occurs on or after the related Stepdown Date and, on or after that date, whether a Trigger Event is in effect. Prior to the Stepdown Date for a Loan
Group or if a Trigger Event for that Loan Group is in effect, all amounts distributable as principal on a Distribution Date will be allocated first to the related Senior Certificates, until those Senior Certificates are paid in full, before any distributions of principal are made on the related Subordinate
Certificates.

          On any Distribution Date on or after the Stepdown Date for a Loan
Group and so long as no Trigger Event for that Loan Group is in effect, instead of allocating all amounts distributable as principal on the Certificates to the related Senior Certificates until those Senior Certificates are paid in full, a portion of those amounts distributable as principal will be allocated to the related Subordinate Certificates. The amount allocated to each class of
Certificates on or after the related Stepdown Date and so long as no related
Trigger Event is in effect will be based on the targeted level of overcollateralization and subordination for each class of Certificates. After the related Stepdown Date, if a related Trigger Event is in effect, the priority of principal payments will revert to the distribution priority prior to the related Stepdown Date. The amount to be distributed as principal on each
Distribution Date are described in more detail under "-- Glossary of Terms --
Definitions related to Principal Calculations and Distributions" in this free writing prospectus.

          Distributions of Principal Distribution Amount for Loan Group 1. On
each Distribution Date, the Principal Distribution Amount for Loan Group 1 is
required to be distributed as follows until the Principal Distribution Amount has been fully distributed (with the Principal Distribution Amount exclusive of the portion thereof consisting of the Extra Principal Distribution Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

               (1) For each Distribution Date prior to the Fixed Rate Stepdown
          Date or on which a Fixed Rate Trigger Event is in effect,
          sequentially:

                    (A) to the Class 1-AF Insurer, any monthly premium for the
               Class 1-AF Policy for such Distribution Date remaining unpaid following the distribution of Interest Funds for Loan Group 1,

                    (B) to the classes of Class 1-AF Certificates, in the
               amounts and order of priority set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero,

                    (C) to the Class 1-AF Insurer, any Reimbursement Amount
               remaining unpaid following the distribution of Interest Funds for
               Loan Group 1, and

                    (D) any remainder as part of the Fixed Rate Excess Cashflow to be allocated as described under "--Overcollateralization
               Provisions" below.

               (2) For each Distribution Date on or after the Fixed Rate
          Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect, sequentially:

                                       47

                    (A) to the Class 1-AF Insurer, any monthly premium for the
               Class 1-AF Policy for such Distribution Date remaining unpaid following the distribution of Interest Funds for Loan Group 1,

                    (B) in an amount up to the Class 1-AF Principal Distribution
               Amount, to the classes of Class 1-AF Certificates in the amounts and order of priority set forth in clause (3) below, until the
               Certificate Principal Balances thereof are reduced to zero,

                    (C) to the Class 1-AF Insurer, any Reimbursement Amount
               remaining unpaid following the distribution of Interest Funds for
               Loan Group 1,

                    (D) any remainder as part of the Fixed Rate Excess Cashflow to be allocated as described under "--Overcollateralization
               Provisions" below.

               (3) On each Distribution Date on which any principal amounts are to be distributed to the Classes of Class 1-AF Certificates, those amounts will be distributed to the Class 1-AF Certificates in the following order of priority:

                    (A) the NAS Principal Distribution Amount to the Class
               1-AF-6 Certificates, until the Certificate Principal Balance thereof is reduced to zero,

                    (B) sequentially, to the Class 1-AF-1, Class 1-AF-2, Class
               1-AF-3, Class 1-AF-4 and Class 1-AF-5 Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                    (C) to the Class 1-AF-6 Certificates, without regard to the
               NAS Principal Distribution Amount, until the Certificate
               Principal Balance thereof is reduced to zero.

          Distributions of Principal Distribution Amount for Loan Group 2 and
Loan Group 3. On each Distribution Date, the Principal Distribution Amount for
Loan Group 2 and Loan Group 3 is required to be distributed as follows until the
Principal Distribution Amount has been fully distributed (with the Principal
Distribution Amount exclusive of the portion thereof consisting of the Extra
Principal Distribution Amount being applied first and the Extra Principal
Distribution Amount being applied thereafter):

               (1) For each Distribution Date prior to the Adjustable Rate
          Stepdown Date or on which an Adjustable Rate Trigger Event is in effect, sequentially:

                    (A) concurrently:

                         (i) from the Principal Distribution Amount for Loan
                    Group 2, sequentially:

                              (a) to the Class 2-AV Certificates, until the
                         Certificate Principal Balance thereof is reduced to
                         zero, and

                              (b) to the classes of Class 3-AV Certificates
                         (after the distribution of the Principal Distribution
                         Amount from Loan Group 3 as provided in clause
                         (1)(A)(ii)(a) below), in the amounts and order of
                         priority set forth in clause (3) below, until the
                         Certificate Principal Balances thereof are reduced to
                         zero,

                         (ii) from the Principal Distribution Amount for Loan
                    Group 3, sequentially:

                              (a) to the classes of Class 3-AV Certificates, in
                         the amounts and order of priority set forth in clause
                         (3) below, until the Certificate Principal Balances
                         thereof are reduced to zero, and

                                       48

                              (b) to the Class 2-AV Certificates (after the
                         distribution of the Principal Distribution Amount from
                         Loan Group 2 as provided in clause (1)(A)(i)(a) above),
                         until the Certificate Principal Balance thereof is
                         reduced to zero,

                    (B) from the remaining Principal Distribution Amounts for
               Loan Group 2 and Loan Group 3, sequentially:

                         (i) sequentially, to the Class MV-1, Class MV-2, Class
                    MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                    MV-8 and Class BV Certificates, in that order, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                         (ii) any remainder as part of the Adjustable Rate
                    Excess Cashflow to be allocated as described under
                    "--Overcollateralization Provisions" below.

               (2) For each Distribution Date on or after the Adjustable Rate
          Stepdown Date and so long as an Adjustable Rate Trigger Event is not in effect, from the Principal Distribution Amounts for Loan Group 2 and Loan Group 3, sequentially:

                    (A) concurrently:

                         (i) from the Principal Distribution Amount for Loan
                    Group 2, in an amount up to the Class 2-AV Principal
                    Distribution Amount, sequentially:

                              (a) to the Class 2-AV Certificates, until the
                         Certificate Principal Balance thereof is reduced to
                         zero, and

                              (b) to the classes of Class 3-AV Certificates
                         (after the distribution of the Principal Distribution
                         Amount from Loan Group 3 as provided in clause
                         (2)(A)(ii)(a) below), in the amounts and order of
                         priority set forth in clause (3) below, until the
                         Certificate Principal Balances thereof are reduced to
                         zero,

                         (ii) from the Principal Distribution Amount for Loan
                    Group 3, in an amount up to the Class 3-AV Principal
                    Distribution Amount, sequentially:

                              (a) to the classes of Class 3-AV Certificates, in
                         the amounts and order of priority set forth in clause
                         (3) below, until the Certificate Principal Balances
                         thereof are reduced to zero, and

                              (b) to the Class 2-AV Certificates (after the
                         distribution of the Principal Distribution Amount from
                         Loan Group 2 as provided in clause (2)(A)(i)(a) above),
                         until the Certificate Principal Balance thereof is
                         reduced to zero,

                    (B) from the remaining Principal Distribution Amounts for
               Loan Group 2 and Loan Group 3, sequentially:

                         (i) sequentially, to the Class MV-1, Class MV-2, Class
                    MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                    MV-8 and Class BV Certificates, in that order, the
                    Subordinate Class Principal Distribution Amount for that
                    class, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                         (ii) any remainder as part of the Adjustable Rate
                    Excess Cashflow to be allocated as described under
                    "--Overcollateralization Provisions" below.

               (3) On each Distribution Date on which any principal amounts are to be distributed to the Class 3-AV Certificates, those amounts will be distributed, sequentially, to the Class 3-AV-1, Class

                                       49

          3-AV-2 and Class 3-AV-3 Certificates, in that order, until the
          Certificate Principal Balance thereof is reduced to zero.

          Class 1-AF Policy. On any Distribution Date, the Trustee will distribute to the holders of each class of Class 1-AF Certificates, any Insured
Payments received from the Class 1-AF Insurer with respect to each such class and such Distribution Date.

          Residual Certificates. The Class A-R Certificates do not bear interest. The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Certificate
Principal Balance will equal zero. The $100 will be withdrawn from a reserve account established by the Trustee and funded by the Depositor on the Closing
Date for the purposes of making distributions on the Class A-R, Class PF and
Class PV Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date, the holders of the Class A-R Certificates, as provided in the Pooling and Servicing
Agreement, will be entitled to receive any available funds remaining after payment of interest and principal on the Senior Certificates and on the
Subordinate Certificates (as described above) and payments to the Class 1-AF
Insurer and the Swap Counterparty (each as described above) and the Class CF and
Class CV Certificates (as provided in the Pooling and Servicing Agreement). It is not anticipated that there will be any significant amounts remaining for distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

          On the Closing Date, it is expected that:

     o    the sum of the aggregate Stated Principal Balance of the Initial
          Mortgage Loans in Loan Group 1 and the original Pre-Funded Amount in respect of Loan Group 1 will exceed the initial aggregate Certificate
          Principal Balance of the Class 1-AF Certificates by approximately
          $7,875,000, which is approximately 1.75% of the sum of the aggregate
          Stated Principal Balance of the Initial Mortgage Loans in Loan Group 1
          and the original Pre-Funded Amount in respect of Loan Group 1; and

     o    the sum of the aggregate Stated Principal Balance of the Initial
          Mortgage Loans in Loan Group 2 and Loan Group 3 and the original
          Pre-Funded Amount in respect of Loan Group 2 and Loan Group 3 will exceed the initial aggregate Certificate Principal Balance of the
          Class AV Certificates and the Adjustable Rate Subordinate Certificates
          by approximately $39,600,000, which is approximately 3.30% of the sum of the aggregate Stated Principal Balance of the Initial Mortgage
          Loans in Loan Group 2 and Loan Group 3 and the original Pre-Funded
          Amount in respect of Loan Group 2 and Loan Group 3.

          In the case of Loan Group 1, the amount of overcollateralization is less than the initial level of overcollateralization required by the Pooling and
Servicing Agreement. In the case of Loan Group 2 and Loan Group 3, the amount of overcollateralization is equal to the initial level of overcollateralization required by the Pooling and Servicing Agreement. The weighted average Adjusted
Net Mortgage Rate for each group of Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the related classes of Certificates. As a result, interest collections on the Mortgage Loans are expected to be generated in excess of the amount of interest payable to the holders of the related Certificates and the related fees and expenses payable by the issuing entity. Any interest payments received in respect of the Mortgage
Loans in a Loan Group in excess of the amount that is needed to pay interest on the related Certificates and the issuing entity's expenses related to that Loan
Group (including, in the case of Loan Group 1 and the Class 1-AF Certificates, the premiums due to the Class 1-AF Insurer, and in the case of Loan Group 2 and
Loan Group 3, any Net Swap Payments that may be payable to the Swap
Counterparty) will be used to reduce the total Certificate Principal Balance of the related Certificates, until the required level of overcollateralization has been achieved (in the case of Loan Group 1) or restored (in the case of Loan
Group 2 and Loan Group 3). The excess cashflow, if any, will be applied on each
Distribution Date as a payment of principal on the related class or classes of
Certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described. Thereafter, except as described below with respect to any Distribution Date occurring on or after the
Distribution Date in August 2026, any remaining excess cashflow

                                       50

will be allocated to pay Net Rate Carryover and Unpaid Realized Loss Amounts in
the amount and the priority described below.

          Fixed Rate Excess Cashflow.

          The "FIXED RATE EXCESS CASHFLOW" with respect to any Distribution Date is the sum of (i) the amounts remaining as set forth in clause (5) in "--
Distributions -- Distributions of Interest -- Distributions of Interest Funds
for Loan Group 1" for the Distribution Date and clause (1)(D) or (2)(D), as applicable, in "-- Distributions -- Distributions of Principal Distribution
Amount for Loan Group 1" for the Distribution Date and (ii) the Fixed Rate
Overcollateralization Reduction Amount for the Distribution Date, if any.

          With respect to any Distribution Date, any Fixed Rate Excess Cashflow
and, in the case of clauses 1 and 2 below, any amounts in the Credit Comeback
Excess Account in respect of Loan Group 1 that are available for the
Distribution Date ("FIXED RATE CREDIT COMEBACK EXCESS CASHFLOW"), will be paid to the classes of Certificates in the following order of priority, in each case first to the extent of the remaining Fixed Rate Credit Comeback Excess Cashflow, if applicable and second to the extent of the remaining Fixed Rate Excess
Cashflow:

               1.   to the holders of the class or classes of Class 1-AF
                    Certificates then entitled to receive distributions in
                    respect of principal, in an amount equal to the Extra
                    Principal Distribution Amount for Loan Group 1, payable to those holders as part of the Principal Distribution Amount as described under "--Distributions--Distributions of
                    Principal Distribution Amount for Loan Group 1" above;
                    provided, however, that Fixed Rate Credit Comeback Excess
                    Cashflow (if any) will only be distributed pursuant to this clause, if the Fixed Rate Overcollateralization Target
                    Amount has at any previous time been met;

               2.   concurrently, to the holders of the classes of Class 1-AF
                    Certificates, pro rata based on the Unpaid Realized Loss
                    Amounts for those classes, in an amount equal to the Unpaid
                    Realized Loss Amount for each such class;

               3.   to each class of Class 1-AF Certificates (in the case of the
                    Class 1-AF-1 Certificates after application of amounts
                    allocated to the issuing entity in respect of the Corridor
                    Contract to cover Net Rate Carryover), pro rata based on the
                    Certificate Principal Balances thereof, to the extent needed to pay any unpaid Net Rate Carryover for each such class;
                    and then any Fixed Rate Excess Cashflow remaining after the allocation to pay Net Rate Carryover based on the
                    Certificate Principal Balances of those Certificates will be distributed to each class of Class 1-AF Certificates with
                    respect to which there remains any unpaid Net Rate
                    Carryover, pro rata, based on the amount of the unpaid Net
                    Rate Carryover;

               4.   to the holders of the class or classes of Class AV
                    Certificates and Adjustable Rate Subordinate Certificates
                    then entitled to receive distributions in respect of
                    principal, payable to those holders as part of the Principal
                    Distribution Amount as described under
                    "--Distributions--Distributions of Principal Distribution
                    Amount for Loan Group 2 and Loan Group 3" above, in an
                    amount equal to the Extra Principal Distribution Amount for
                    Loan Group 2 and Loan Group 3 not covered by the Adjustable
                    Rate Excess Cashflow, Adjustable Rate Credit Comeback Excess
                    Cashflow and Net Swap Payments;

               5.   concurrently, to the holders of each class of Class AV
                    Certificates, pro rata based on the Unpaid Realized Loss
                    Amounts for those classes remaining undistributed after
                    application of the Adjustable Rate Excess Cashflow and Net
                    Swap Payments, in each case in an amount equal to the Unpaid
                    Realized Loss Amount for the class remaining undistributed after application of the Adjustable Rate Excess Cashflow,
                    Adjustable Rate Credit Comeback Excess Cashflow and Net Swap
                    Payments;

               6.   sequentially, to the holders of the Class MV-1, Class MV-2,
                    Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                    Class MV-8 and Class BV Certificates, in that order, in

                                       51

                    each case in an amount equal to the Unpaid Realized Loss
                    Amount for that class remaining undistributed after
                    application of the Adjustable Rate Excess Cashflow,
                    Adjustable Rate Credit Comeback Excess Cashflow and Net Swap
                    Payments;

               7.   to the Carryover Reserve Fund, in an amount equal to the
                    Required Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the
                    Distribution Date); and

               8.   to fund distributions to the holders of the Class CF and
                    Class A-R Certificates, in each case in the amounts
                    specified in the Pooling and Servicing Agreement.

          Following the distributions pursuant to clauses 1 through 3 of the preceding paragraph but prior to the distributions pursuant to clauses 4 through
8 of the preceding paragraph, the Trustee will make certain distributions from the Swap Account, as described in further detail below under " -- The Swap
Contract".

          Adjustable Rate Excess Cashflow.

          The "ADJUSTABLE RATE EXCESS CASHFLOW" with respect to any Distribution
Date is the sum of (i) the amounts remaining as set forth in clause (5)(b) in
"--Distributions -- Distributions of Interest -- Distributions of Interest Funds
for Loan Group 2 and Loan Group 3" and clause (1)(B)(ii) or (2)(B)(ii), as applicable, in "-- Distributions -- Distributions of Principal Distribution
Amount for Loan Group 2 and Loan Group 3" and (ii) the Adjustable Rate
Overcollateralization Reduction Amount for that Distribution Date, if any.

          With respect to any Distribution Date, any Adjustable Rate Excess
Cashflow and, in the case of clauses 1 and 2 below and in the case of the payment of Unpaid Realized Loss Amounts pursuant to clause 3 below, any amounts in the Credit Comeback Excess Account in respect of Loan Group 2 and Loan Group
3 that are available for the Distribution Date ("ADJUSTABLE RATE CREDIT COMEBACK
EXCESS CASHFLOW"), will be paid to the classes of Certificates in the following order of priority, in each case first to the extent of the remaining Adjustable
Rate Credit Comeback Excess Cashflow, if applicable and second to the extent of the remaining Adjustable Rate Excess Cashflow:

               1.   to the holders of the class or classes of Class AV
                    Certificates and Adjustable Rate Subordinate Certificates
                    then entitled to receive distributions in respect of
                    principal, in an aggregate amount equal to the Extra
                    Principal Distribution Amount for Loan Group 2 and Loan
                    Group 3, payable to those holders as part of the related
                    Principal Distribution Amount as described under
                    "--Distributions--Distributions of Principal Distribution
                    Amount for Loan Group 2 and Loan Group 3" above;

               2.   concurrently, to the holders of each class of Class AV
                    Certificates, pro rata based on the Unpaid Realized Loss
                    Amounts for those classes, in each case in an amount equal to the Unpaid Realized Loss Amount for the class;

               3.   sequentially, to the holders of the Class MV-1, Class MV-2,
                    Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                    Class MV-8 and Class BV Certificates, in that order, in each case, first in an amount equal to any Unpaid Realized Loss
                    Amount for that class, and second, in an amount equal to the
                    Interest Carry Forward Amount for that class;

               4.   to each class of Class AV Certificates and Adjustable Rate
                    Subordinate Certificates, pro rata based on the Certificate
                    Principal Balances thereof, to the extent needed to pay any
                    Net Rate Carryover for each such class; provided that any
                    Adjustable Rate Excess Cashflow remaining after the
                    allocation to pay Net Rate Carryover based on the
                    Certificate Principal Balances of those Certificates will be distributed to each class of Class AV Certificates and
                    Adjustable Rate Subordinate Certificates with respect to
                    which there remains any unpaid Net Rate Carryover (after the distribution based on Certificate Principal Balances), pro rata, based on the amount of the unpaid Net Rate Carryover;

                                       52

               5.   if the Fixed Rate Overcollateralization Target Amount has at
                    any previous time been met, to the holders of the class or classes of Class 1-AF Certificates then entitled to receive distributions in respect of principal, payable to those
                    holders as part of the Principal Distribution Amount as
                    described under "--Distributions--Distributions of Principal
                    Distribution Amount for Loan Group 1" above, in an amount
                    equal to the Extra Principal Distribution Amount for Loan
                    Group 1 not covered by the Fixed Rate Excess Cashflow or
                    Fixed Rate Credit Comeback Excess Cashflow;

               6.   concurrently, to the holders of each class of Class 1-AF
                    Certificates, pro rata based on the Unpaid Realized Loss
                    Amounts for those classes remaining undistributed after
                    application of the Fixed Rate Excess Cashflow and Fixed Rate
                    Credit Comeback Excess Cashflow, in each case in an amount equal to the Unpaid Realized Loss Amount for the class
                    remaining undistributed after application of the Fixed Rate
                    Excess Cashflow and Fixed Rate Credit Comeback Excess
                    Cashflow;

               7.   to the Carryover Reserve Fund, in an amount equal to the
                    Required Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the
                    Distribution Date);

               8.   to the Swap Account, in an amount equal to any Swap
                    Termination Payment due to the Swap Counterparty as a result of a Swap Counterparty Trigger Event; and

               9.   to fund distributions to the holders of the Class CV and
                    Class A-R Certificates, in each case in the amounts
                    specified in the Pooling and Servicing Agreement.

          Following the distributions pursuant to clauses 1 through 4 of the preceding paragraph but prior to the distributions pursuant to clauses 5 through
9 of the preceding paragraph, the Trustee will make certain distributions from the Swap Account, as described in further detail below under " -- The Swap
Contract".

THE CORRIDOR CONTRACT

          Countrywide Home Loans has entered into an interest rate corridor transaction with JPMorgan Chase Bank, National Association (the "CORRIDOR
CONTRACT COUNTERPARTY"), as evidenced by a confirmation between Countrywide Home
Loans and the Corridor Contract Counterparty, the "CORRIDOR CONTRACT") for the
benefit of the Class 1-AF-1 Certificates.

          Pursuant to the Corridor Contract, the terms of an ISDA Master
Agreement were incorporated into the confirmation of the Corridor Contract, as if the ISDA Master Agreement had been executed by Countrywide Home Loans and the
Corridor Contract Counterparty on the date the Corridor Contract was executed.
The Corridor Contract is subject to certain ISDA definitions. On the Closing
Date, pursuant to a "CORRIDOR CONTRACT ASSIGNMENT AGREEMENT," Countrywide Home
Loans will assign its rights under the Corridor Contract to The Bank of New
York, as corridor contract administrator (in this capacity, the "CORRIDOR
CONTRACT ADMINISTRATOR"), and Countrywide Home Loans, the Corridor Contract
Administrator and the Trustee will enter into a corridor contract administration agreement (the "CORRIDOR CONTRACT ADMINISTRATION AGREEMENT") pursuant to which the Corridor Contract Administrator will allocate any payments received under the Corridor Contract between the Trustee and Countrywide Home Loans as described below.

          On or prior to the Corridor Contract Termination Date, amounts (if any) received under the Corridor Contract by the Corridor Contract Administrator
and allocated to the Trustee for the benefit of the issuing entity will be used to pay Net Rate Carryover on the Class 1-AF-1 Certificates as described above under "--Distributions--Distributions of Funds from the Corridor Contract."
Amounts allocated to the Trustee in respect of the Corridor Contract will not be available to pay Net Rate Carryover on any class of Certificates other than the
Class 1-AF-1 Certificates. On any Distribution Date, after application of any amounts allocated to the Trustee in respect of the Corridor Contract to pay Net
Rate Carryover, any remaining amounts will be distributed as described above under "--Distributions--Distributions of Funds from the Corridor Contract" and will not thereafter be available for

                                       53

payments of Net Rate Carryover for any class of Certificates, unless the remaining amounts are allocated to the Trustee in connection with an early termination of the Corridor Contract in which case the amounts will be held by the Trustee until the Corridor Contract Termination Date for distribution as described above under "-- Distributions --Distributions of Funds from the
Corridor Contract."

          With respect to the Corridor Contract and any Distribution Date on or
prior to the Corridor Contract Termination Date, the amount (if any) payable by the Corridor Contract Counterparty under the Corridor Contract will equal the product of:

          (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the Corridor Contract
Ceiling Rate for the Distribution Date over (y) the Corridor Contract Strike
Rate for that Distribution Date,

          (ii) the Corridor Contract Notional Balance for that Distribution
Date, and

          (iii) the actual number of days in the related calculation period, divided by 360.

          Pursuant to the Corridor Contract Administration Agreement, on or
prior to each Distribution Date, the Corridor Contract Administrator will allocate any payment received from the Corridor Contract Counterparty with respect to the Corridor Contract and the Distribution Date (other than any termination payment, which will be allocated as described below):

     o    first, to the Trustee, up to the amount that would be payable under the Corridor Contract if clause (ii) of the preceding paragraph were equal to the lesser of the Corridor Contract Notional Balance for the
          Distribution Date and the Certificate Principal Balance of the Class
          1-AF-1 Certificates immediately prior to the Distribution Date, referred to as a "NET CORRIDOR CONTRACT PAYMENT," and

     o    second, to Countrywide Home Loans, any remainder, referred to as an
          "EXCESS CORRIDOR CONTRACT PAYMENT."

          Excess Corridor Contract Payments will not be available to cover Net
Rate Carryover on the Certificates.

          The "CORRIDOR CONTRACT NOTIONAL BALANCE," the "CORRIDOR CONTRACT
STRIKE RATE" and the "CORRIDOR CONTRACT CEILING RATE" for the Corridor Contract
for each Distribution Date are as described in the following table. In addition, the Distribution Date occurring in the latest calendar month listed in the following table is the date through which the Corridor Contract is scheduled to remain in effect and is referred to as the "CORRIDOR CONTRACT TERMINATION DATE"
for the Corridor Contract.

                   CORRIDOR                      CORRIDOR
   MONTH OF        CONTRACT        CORRIDOR      CONTRACT
 DISTRIBUTION      NOTIONAL        CONTRACT       CEILING
     DATE        BALANCE ($)   STRIKE RATE (%)   RATE (%)
--------------   -----------   ---------------   --------
August 2006      128,246,000       7.48527        9.00000
September 2006   126,486,575       6.76094        9.00000
October 2006     123,950,218       6.98636        9.00000
November 2006    120,634,083       6.76105        9.00000
December 2006    116,537,314       6.98648        9.00000
January 2007     111,662,941       6.76117        9.00000
February 2007    106,017,987       6.76122        9.00000
March 2007        99,613,551       7.48571        9.00000
April 2007        92,465,320       6.76134        9.00000
May 2007          84,594,725       6.98679        9.00000
June 2007         76,711,661       6.76128        9.00000
July 2007         69,060,861       6.97311        9.00000
August 2007       61,553,515       6.68529        9.00000
September 2007    54,184,543       6.68500        9.00000
October 2007      46,954,529       6.90785        9.00000
November 2007     39,860,885       6.68503        9.00000
December 2007     32,901,060       6.90788        9.00000
January 2008      26,072,552       6.68505        9.00000
February 2008     19,372,901       6.68507        9.00000
March 2008        12,799,697       7.14612        9.00000
April 2008         6,350,573       6.68509        9.00000
May 2008              23,206       6.90794        9.00000

          The Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Corridor Contract Counterparty or the
Corridor Contract Administrator, the failure by the Corridor Contract
Counterparty (within three business days after notice of the failure is received by the Corridor Contract Counterparty) to make a payment due

                                       54

under the Corridor Contract, failure by the Corridor Contract Counterparty
(within 30 days after notice of such failure is received) to perform any other agreement made by it under the Corridor Contract and the Corridor Contract becoming illegal or subject to certain kinds of taxation.

          It will also be an additional termination event under the Corridor
Contract if the Corridor Contract Counterparty has failed to deliver any information, report or accountants' consent when and as required under the
Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item
1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R.
Sections 229.1100-229.1123 ("REGULATION AB") with respect to certain reporting obligations of the Depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Corridor Contract, and the
Corridor Contract Counterparty fails to transfer the Corridor Contract, at its sole cost and expense, in whole, but not in part, to a counterparty that, (i)
has agreed to deliver any information, report, certification or accountants'
consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the Depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Corridor
Contract, and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and each rating agency.

          If the Corridor Contract is terminated, the Corridor Contract
Counterparty may owe a termination payment, payable in a lump sum. Any termination payment will be allocated by the Corridor Contract Administrator between the Trustee and Countrywide Home Loans, based on, with respect to the
Trustee, a fraction, the numerator of which is the lesser of (x) the Corridor
Contract Notional Balance at the time of termination and (y) the Certificate
Principal Balance of the Class 1-AF-1 Certificates at the time of termination, and the denominator of which is the Corridor Contract Notional Balance at the time of termination, and with respect to Countrywide Home Loans, a fraction, the numerator of which is the excess, if any, of (x) the Corridor Contract Notional
Balance at the time of termination over (y) the Certificate Principal Balance of the Class 1-AF-1 Certificates at the time of termination, and the denominator of which is the Corridor Contract Notional Balance at the time of termination. The portion of any termination payment that is allocated to the issuing entity will be held by the Trustee until the applicable Corridor Contract Termination Date to pay any Net Rate Carryover on the Class 1-AF-1 Certificates. However, if a
termination occurs, we cannot assure you that a termination payment will be owing to the Trustee. The Pooling and Servicing Agreement does not provide for the substitution of a replacement corridor contract in the event of a termination of an existing Corridor Contract or in any other circumstance.

          The significance percentage for the Corridor Contract is less than
10%. The "SIGNIFICANCE PERCENTAGE" for the Corridor Contract is the percentage that the significance estimate of the Corridor Contract represents of the
Certificate Principal Balance of the Class 1-AF-1 Certificates. The
"SIGNIFICANCE ESTIMATE" of the Corridor Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Corridor
Contract, made in substantially the same manner as that used in Countrywide Home
Loans' internal risk management process in respect of similar instruments.

          The Corridor Contract Counterparty is a national banking association and a wholly-owned bank subsidiary of JPMorgan Chase & Co., a Delaware corporation whose principal office is located in New York, New York. The
Corridor Contract Counterparty is a commercial bank offering a wide range of banking services to its customers, both domestically and internationally. It is chartered and its business is subject to examination and regulation by the
Office of the Comptroller of the Currency. The Corridor Contract Counterparty
has long term, unsecured ratings, as of the date of this free writing prospectus, of "AA-" from Standard & Poor's, "A+" from Fitch Ratings and "Aa2"
from Moody's Investors Service, Inc.

          The Certificates do not represent an obligation of the Corridor
Contract Counterparty or the Corridor Contract Administrator. The holders of the
Certificates are not parties to or beneficiaries under any Corridor Contract or the Corridor Contract Administration Agreement and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under any Corridor Contract or against the Corridor Contract
Administrator in respect of its obligations under the Corridor Contract
Administration Agreement.

          The Corridor Contract, the Corridor Contract Assignment Agreement and
the Corridor Contract Administration Agreement will each be filed with the SEC as an exhibit to a Current Report on Form 8-K after the Closing Date.

                                       55

THE SWAP CONTRACT

          Countrywide Home Loans has entered into an interest rate swap transaction with Lehman Brothers Special Financing Inc. (the "SWAP
COUNTERPARTY"), as evidenced by a confirmation between Countrywide Home Loans and the Swap Counterparty (the "SWAP CONTRACT"). The obligations of the Swap
Counterparty will be fully and unconditionally guaranteed by Lehman Brothers
Holdings Inc. (the "SWAP GUARANTOR") pursuant to a guaranty in favor of
Countrywide Home Loans (the "SWAP GUARANTY"). In addition, on the Closing Date,
Countrywide Home Loans and the Swap Counterparty will execute an ISDA Master
Agreement. The Swap Contract is subject to certain ISDA definitions. On the
Closing Date, Countrywide Home Loans will assign its rights under the Swap
Contract and the Swap Guaranty to The Bank of New York, as swap contract administrator (in such capacity, the "SWAP CONTRACT ADMINISTRATOR"), and
Countrywide Home Loans, the Swap Contract Administrator and the Trustee (acting as trustee of the swap trust) will enter into a swap contract administration agreement (the "SWAP CONTRACT ADMINISTRATION AGREEMENT") pursuant to which the
Swap Contract Administrator will allocate any payments received under the Swap
Contract between the Trustee (acting as trustee of the swap trust) and
Countrywide Home Loans as described below and pursuant to which the Swap
Contract Administrator will remit to the Swap Counterparty any funds received from the Trustee (acting as trustee of the swap trust) for payment to the Swap
Counterparty.

          With respect to any Distribution Date on or prior to the Swap Contract
Termination Date, the amount payable by the Swap Contract Administrator to the
Swap Counterparty under the Swap Contract will equal the product of:

          (i) a fixed rate of 5.650% per annum,

          (ii) the lesser of (a) the Swap Contract Notional Balance for the
Distribution Date and (b) the aggregate Certificate Principal Balance of the
Swap Certificates immediately prior to such Distribution Date, and

          (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360.

          With respect to any Distribution Date on or prior to the Swap Contract
Termination Date, the amount payable by the Swap Counterparty to the Swap
Contract Administrator under the Swap Contract will equal the product of:

          (i) One-Month LIBOR (as determined by the Swap Counterparty),

          (ii) the lesser of (a) the Swap Contract Notional Balance for the
Distribution Date and (b) the aggregate Certificate Principal Balance of the
Swap Certificates immediately prior to such Distribution Date, and

          (iii) the actual number of days in the related calculation period, divided by 360.

          With respect to any Distribution Date, the Swap Contract Administrator
or the Swap Counterparty, as the case may be, will only be required to make a
"NET SWAP PAYMENT" to the other party that is equal to the excess of the payment that it is obligated to make to the other party as described in the two preceding paragraphs over the payment that it is entitled to receive from that other party as described in the two preceding paragraphs. Any Net Swap Payment owed by the Swap Counterparty with respect to any Distribution Date will be payable on the business day preceding such Distribution Date, while any Net Swap
Payment owed to the Swap Counterparty with respect to any Distribution Date will be payable on such Distribution Date.

          In the event that a Net Swap Payment and/or a Swap Termination Payment
(other than a Swap Termination Payment due to a Swap Counterparty Trigger Event)
is payable to the Swap Counterparty with respect to any Distribution Date, the
Trustee will deduct from Interest Funds for Loan Group 2 and Loan Group 3 the amount of such Net Swap Payment or Swap Termination Payment as described under clause (2) under "-- Distributions -- Distributions of Interest Funds for Loan
Group 2 and Loan Group 3" above (and to the extent that Interest Funds for Loan
Group 2 and Loan Group 3 are insufficient, the Trustee will deduct from the
Principal Remittance Amount for

                                       56

Loan Group 2 and Loan Group 3, pro rata on the basis of the respective Principal
Remittance Amounts, any additional amounts necessary to make such Net Swap
Payment and/or Swap Termination Payment due to the Swap Counterparty) and
deposit the amount of such Net Swap Payment or Swap Termination Payment in the
Swap Account maintained on behalf of the swap trust.

          In the event that a Swap Termination Payment due to a Swap
Counterparty Trigger Event is payable to the Swap Counterparty with respect to any Distribution Date, the Trustee will deduct from Adjustable Rate Excess
Cashflow the amount of such Swap Termination Payment as described under clause
(9) under "-- Overcollateralization Provisions -- Adjustable Rate Excess
Cashflow" above and remit such amount to the Swap Account maintained on behalf of the swap trust.

          In the event that a Net Swap Payment is payable from the Swap
Counterparty with respect to any Distribution Date, the Swap Contract
Administrator will remit to the Trustee on behalf of the swap trust and for deposit into the Swap Account an amount equal to the sum of (a) any Current
Interest and Interest Carry Forward Amounts with respect to the Swap
Certificates, (b) any Net Rate Carryover with respect to the Swap Certificates and (c) any Unpaid Realized Loss Amounts with respect to the Swap Certificates, in each case that remain unpaid following distribution of the Interest Funds for
Loan Group 2 and Loan Group 3 and the Adjustable Rate Excess Cashflow for the
Distribution Date, as well as (d) any remaining Adjustable Rate
Overcollateralization Deficiency Amount that remains following distribution of the Interest Funds for Loan Group 2 and Loan Group 3 and the Adjustable Rate
Excess Cashflow for the Distribution Date. Any portion of any Net Swap Payment not remitted by the Swap Contract Administrator to the Trustee (acting as trustee of the swap trust) with respect to any Distribution Date will be remitted to Countrywide Home Loans and will not be available to make distributions in respect of any class of Certificates.

          In the event that the Swap Contract is terminated, Countrywide Home
Loans will be required to assist the Swap Contract Administrator in procuring a replacement swap contract with terms approximating those of the original Swap
Contract. In the event that a Swap Termination Payment was payable by the Swap
Counterparty in connection with the termination of the original Swap Contract, that Swap Termination Payment will be used to pay any upfront amount in connection with the replacement swap contract, and any remaining portion of that
Swap Termination Payment will be distributed to Countrywide Home Loans and will not be available for distribution on any class of Certificates. In the event that the swap counterparty in respect of a replacement swap contract pays any upfront amount to the Swap Contract Administrator in connection with entering into the replacement swap contract, if that upfront amount is received prior to the Distribution Date on which the Swap Termination Payment is due to the Swap
Counterparty under the original Swap Contract, a portion of that upfront amount equal to the lesser of (x) that upfront amount and (y) the amount of the Swap
Termination Payment due to the Swap Counterparty under the original Swap
Contract (the "ADJUSTED REPLACEMENT UPFRONT AMOUNT") will be included in the
Interest Funds for Loan Group 2 and Loan Group 3 on that Distribution Date, to be allocated between Loan Group 2 and Loan Group 3 pro rata based on their respective Interest Funds for that Distribution Date, and any upfront amount paid by the replacement swap counterparty in excess of the Adjusted Replacement
Upfront Amount will be distributed to Countrywide Home Loans, Inc. If that upfront amount is received after the Distribution Date on which the Swap
Termination Payment was due to the Swap Counterparty under the original Swap
Contract, or in the event that the Swap Contract is terminated and no replacement swap contract can be procured on terms approximating those of the original Swap Contract and a Swap Termination Payment was payable by the Swap
Counterparty, that upfront amount or Swap Termination Payment payable by the
Swap Counterparty, as the case may be, will be retained by the Swap Contract
Administrator and remitted to the Trustee on behalf of the swap trust on subsequent Distribution Dates up to and including the Swap Contract Termination
Date to cover the amounts described in clauses (a), (b), (c) and (d) of the preceding paragraph. Following the Swap Contract Termination Date, any remainder of an upfront amount paid by a replacement swap counterparty, or of a Swap
Termination Payment paid by a Swap Counterparty, will be distributed to
Countrywide Home Loans and will not be available to make distributions in respect of any class of Certificates.

          Following the distributions of Adjustable Rate Excess Cashflow and
Adjustable Rate Credit Comeback Excess Cashflow pursuant to clauses 1 through 4 under " -- Overcollateralization Provisions -- Adjustable Rate Excess Cashflow"
and following the distributions of Fixed Rate Excess Cashflow and Fixed Rate
Credit Comeback Excess Cashflow pursuant to clauses 1 through 4 under " --
Overcollateralization Provisions -- Fixed Rate Excess

                                       57

Cashflow", the Trustee, acting on behalf of the swap trust, shall distribute all amounts on deposit in the Swap Account in the following amounts and order of priority:

               (1) to the Swap Contract Administrator for payment to the Swap
          Counterparty, any Net Swap Payment payable to the Swap Counterparty with respect to such Distribution Date;

               (2) to the Swap Contract Administrator for payment to the Swap
          Counterparty, any Swap Termination Payment (other than a Swap
          Termination Payment due to a Swap Counterparty Trigger Event) payable to the Swap Counterparty with respect to such Distribution Date;

               (3) concurrently to the holders of each class of Class AV
          Certificates, any remaining Current Interest and Interest Carry
          Forward Amount, pro rata based on their respective entitlements;

               (4) sequentially, to the holders of the Class MV-1, Class MV-2,
          Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8
          and Class BV Certificates, in that order, in each case in an amount equal to any remaining Current Interest and Interest Carry Forward
          Amount for the class;

               (5) to the holders of the class or classes of Class AV
          Certificates and Adjustable Rate Subordinate Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Adjustable Rate Overcollateralization
          Deficiency Amount remaining unpaid following the distribution of
          Adjustable Rate Excess Cashflow as described above under " --
          Overcollateralization Provisions" payable to such holders of each such class in the same manner in which the Extra Principal Distribution
          Amount in respect of Loan Group 2 and Loan Group 3 would be distributed to such classes as described under " --
          Overcollateralization Provisions -- Adjustable Rate Excess Cashflow"
          above;

               (6) to the holders of each class of Class AV Certificates and
          Adjustable Rate Subordinate Certificates, to the extent needed to pay any remaining Net Rate Carryover for each such class, pro rata, based on the amount of such remaining Net Rate Carryover;

               (7) concurrently, to the holders of each class of Class AV
          Certificates, pro rata based on the remaining Unpaid Realized Loss
          Amounts for those classes, in each case in an amount equal to the remaining Unpaid Realized Loss Amount for the class; and

               (8) sequentially, to the holders of the Class MV-1, Class MV-2,
          Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8
          and Class BV Certificates, in that order, in each case in an amount equal to the remaining Unpaid Realized Loss Amount for the class.

          Following the distributions of Adjustable Rate Excess Cashflow and
Adjustable Rate Credit Comeback Excess Cashflow pursuant to clauses 5 through 9 under " -- Overcollateralization Provisions -- Adjustable Rate Excess Cashflow"
and following the distributions of Fixed Rate Excess Cashflow and Fixed Rate
Credit Comeback Excess Cashflow pursuant to clauses 4 through 8 under "--
Overcollateralization Provisions -- Fixed Rate Excess Cashflow", the Trustee,
acting on behalf of the swap trust, shall distribute any remaining amount on deposit in the Swap Account to the Swap Contract Administrator for payment to the Swap Counterparty, only to the extent necessary to cover any Swap
Termination Payment due to a Swap Counterparty Trigger Event payable to the Swap
Counterparty with respect to such Distribution Date.

          The "SWAP CONTRACT NOTIONAL BALANCE" for each Distribution Date is as described in the following table. In addition, the Distribution Date occurring in the latest calendar month listed in the following table is the date through which the Swap Contract is scheduled to remain in effect and is referred to as the "SWAP CONTRACT TERMINATION DATE" for the Swap Contract.

                                       58

     MONTH OF        SWAP CONTRACT
   DISTRIBUTION         NOTIONAL
       DATE           BALANCE ($)
------------------   -------------
August 2006.......    960,000,000
September 2006....    953,193,765
October 2006......    945,224,392
November 2006.....    936,099,516
December 2006.....    925,831,095
January 2007......    914,435,458
February 2007.....    902,217,376
March 2007........    889,833,958
April 2007........    876,358,698
May 2007..........    861,824,484
June 2007.........    846,268,558
July 2007.........    829,732,392
August 2007.......    812,261,552
September 2007....    794,006,382
October 2007......    774,961,985
November 2007.....    755,185,323
December 2007.....    734,736,446
January 2008......    713,678,202
February 2008.....    692,075,939
March 2008........    670,304,767
April 2008........    649,277,356
May 2008..........    628,970,791
June 2008.........    609,362,194
July 2008.........    590,429,440
August 2008.......    572,151,130
September 2008....    543,025,175
October 2008......    515,662,979
November 2008.....    489,959,477
December 2008.....    465,816,115
January 2009......    443,138,331
February 2009.....    420,889,635
March 2009........    407,085,222
April 2009........    393,735,127
May 2009..........    380,824,332
June 2009.........    368,338,320
July 2009.........    356,263,054
August 2009.......    344,584,966
September 2009....    333,020,180
October 2009......    321,853,523
November 2009.....    311,070,702
December 2009.....    300,657,972
January 2010......    290,602,110
February 2010.....    280,890,398
March 2010........    271,704,462
April 2010........    262,819,986
May 2010..........    254,227,032
June 2010.........    245,915,992
July 2010.........    237,877,573
August 2010.......    151,138,450
September 2010....    148,207,439
October 2010......    145,332,230
November 2010.....    142,511,775
December 2010.....    139,745,041
January 2011......    137,031,018
February 2011.....    134,368,712
March 2011........    131,757,151
April 2011........    129,195,378
May 2011..........    126,682,456
June 2011.........    124,217,010
July 2011.........    121,795,820

          A "SWAP TERMINATION PAYMENT" is a termination payment required to be made by either the Swap Contract Administrator or the Swap Counterparty pursuant to the Swap Contract as a result of an early termination of the Swap Contract.

          The Swap Contract will be subject to early termination upon an event of default or an early termination event under the Swap Contract. Events of default under the Swap Contract include, among other things, the following:

          o    failure to make a payment due under the Swap Contract, three business days after notice of such failure is received,

          o    certain insolvency or bankruptcy events, and

          o    a merger by the Swap Counterparty without an assumption of its obligations under the Swap Contract.

          Early termination events under the Swap Contract include, among other things:

          o    illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if
               applicable) to perform its obligations under the Swap Contract or guaranty, as applicable),

          o    a tax event (which generally relates to either party to the Swap
               Contract receiving a payment under the Swap Contract from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an
               indemnifiable tax),

          o    a tax event upon merger (which generally relates to either party receiving a payment under the Swap Contract from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger), and

                                       59

          o    an amendment to the Pooling and Servicing Agreement that would materially adversely affect the Swap Counterparty is made without the prior written consent of the Swap Counterparty.

          In addition to the termination events specified above, it will be a termination event under the Swap Contract in the event that (A) either (i) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of the Swap
Guarantor are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from
Moody's and the unsecured, long-term senior debt obligations of the Swap
Guarantor are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of the Swap Guarantor are rated below "A-1" by S&P or (ii) if the
Swap Guarantor does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the Swap Guarantor are rated below "A+" by
S&P (such event, "COLLATERALIZATION EVENT"), and the Swap Counterparty does not, within 30 days, (a) cause another entity to replace the Swap Counterparty that satisfies the Swap Counterparty Ratings Requirement and that is approved by the
Swap Contract Administrator on terms substantially similar to the Swap Contract;
(b) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor the Swap
Counterparty's obligations under the Swap Contract, provided that such other person is approved by the Swap Contract Administrator; (c) post collateral satisfactory to the applicable Rating Agencies; or (d) establish any other arrangement satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates.

          "SWAP COUNTERPARTY RATINGS REQUIREMENT" means (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A+" by S&P, and (b) either (i)
the unsecured, long-term senior debt obligations of such substitute counterparty
(or its credit support provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its credit support provider) are rated at least "P-1" by Moody's (and if rated
"P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its credit support provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its credit support provider) are rated at least
"Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

          It will also be a termination event under the Swap Contract in the event that the Swap Guarantor fails to satisfy the following ratings criteria:
(A) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "A2" by Moody's
(including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of the Swap Guarantor are rated at least "P-1" by
Moody's (including if such rating is on watch for possible downgrade) or (ii) if the Swap Guarantor does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade); and the Swap Counterparty does not, within 10 days, after the occurrence of such a downgrade or withdrawal by S&P or Moody's, as applicable, take the action described in either clause (a) or (b) above.

          The rating levels and obligations following a ratings downgrade referred to in this section are determined by the Rating Agencies and may be changed by the Rating Agencies prior to the execution of the Swap Contract. As such, this summary is subject to, and qualified in its entirety by reference to, the provisions of the Swap Contract.

          Finally, an additional termination event under the Swap Contract will exist if the Swap Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities
Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1115(b)(1) or
(b)(2) of Regulation AB with respect to certain reporting obligations of the
Depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Swap Contract, and the Swap Counterparty fails to transfer the Swap

                                       60

Contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange
Act and Regulation AB with respect to certain reporting obligations of the
Depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Swap Contract, and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency.

          "SWAP COUNTERPARTY TRIGGER EVENT" means an event of default under the
Swap Contract with respect to which the Swap Counterparty is the sole defaulting party or a termination event under the Swap Contract (other than illegality, a tax event or a tax event upon merger of the Swap Counterparty) with respect to which the Swap Counterparty is the sole affected party or with respect to a termination resulting from a ratings downgrade of the Swap Counterparty (as described above).

          The Swap Counterparty is a Delaware corporation. The Swap Counterparty is Lehman Brothers' principal dealer in a broad range of over-the-counter derivative products including interest rate, currency, credit and mortgage derivatives. The long-term, unsecured, unsubordinated debt obligations of the
Swap Guarantor are rated "A1" and "A+" by Moody's and S&P, respectively.

          The significance percentage for the Swap Contract is less than 10%.
The "SIGNIFICANCE PERCENTAGE" for the Swap Contract is the percentage that the significance estimate of the Swap Contract represents of the aggregate
Certificate Principal Balance of the Swap Certificates. The "SIGNIFICANCE
ESTIMATE" of the Swap Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Swap Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

          The Certificates do not represent an obligation of the Swap
Counterparty, the Swap Guarantor or the Swap Contract Administrator. The holders of the Certificates are not parties to or beneficiaries under the Swap Contract, the Swap Guaranty or the Swap Contract Administration Agreement and will not have any right to proceed directly against the Swap Counterparty or the Swap
Guarantor in respect of their obligations under the Swap Contract, or against the Swap Contract Administrator in respect of its obligations under the Swap
Contract Administration Agreement.

          The Swap Counterparty and the Swap Guarantor are each affiliates of
Lehman Brothers Inc., one of the Underwriters.

          The Swap Contract, the Swap Guaranty, the Swap Contract Assignment
Agreement and the Swap Contract Administration Agreement will each be filed with the SEC as an exhibit to a Current Report on Form 8-K after the Closing Date.

CALCULATION OF ONE-MONTH LIBOR

          On the second LIBOR Business Day preceding the commencement of each
Accrual Period for the Adjustable Rate Certificates (each such date, an
"INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for the Accrual Period on the basis of such rate as it is quoted on the Bloomberg
Terminal for that Interest Determination Date. If such rate is not quoted on the
Bloomberg terminal (or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the
Trustee), One-Month LIBOR for the applicable Accrual Period will be the
Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month
LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period.
The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of
0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate
Certificate Principal Balance of all Adjustable Rate Certificates for the
Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in

                                       61

New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal
Balance of all Adjustable Rate Certificates for the Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and
"REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

               (1)  with an established place of business in London,

               (2)  which have been designated as such by the Trustee and

               (3)  which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any
                    successor Master Servicer.

          The establishment of One-Month LIBOR on each Interest Determination
Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Adjustable Rate Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

          The Pooling and Servicing Agreement will require the Trustee to establish an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the Trustee on behalf of the holders of the interest-bearing certificates. On the Closing Date, Countrywide Home Loans will deposit $1,000 in the Carryover
Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

          On each Distribution Date, the Trustee will deposit in the Carryover
Reserve Fund amounts allocated to the issuing entity in respect of the Corridor
Contract. On each Distribution Date, the amounts allocated to the issuing entity in respect of the Corridor Contract will be distributed to the Class 1-AF-1
Certificates to pay any Net Rate Carryover on the Class 1-AF-1 Certificates as
described under "-- Distributions -- Distributions of Funds from the Corridor
Contract" above.

          On each Distribution Date, to the extent that Fixed Rate Excess
Cashflow is available as described under "-- Overcollateralization Provisions --
Fixed Rate Excess Cashflow" above or Adjustable Rate Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Adjustable
Rate Excess Cashflow" above, the Trustee will deposit in the Carryover Reserve
Fund the amount needed to pay any Net Rate Carryover as described under "--
Overcollateralization Provisions" above.

          On each Distribution Date, to the extent that Fixed Rate Excess
Cashflow is available as described under "-- Overcollateralization Provisions --
Fixed Rate Excess Cashflow" above or Adjustable Rate Excess Cashflow is available as described under "-- Overcollateralization Provisions -- Adjustable
Rate Excess Cashflow" above, the Trustee will deposit in the Carryover Reserve
Fund an amount equal to the excess, if any, of (i) $1,000 over (ii) the amount of funds on deposit in the Carryover Reserve Fund following all other deposits to, and withdrawals from, the Carryover Reserve Fund on the Distribution Date
(the "REQUIRED CARRYOVER RESERVE FUND DEPOSIT").

CLASS 1-AF CERTIFICATE GUARANTY INSURANCE POLICY

          On the Closing Date, Ambac Assurance Corporation (the "CLASS 1-AF
INSURER") will issue the Class 1-AF Policy in favor of the Trustee on behalf of the Class 1-AF certificateholders. The following summary of the provisions of the Class 1-AF Policy does not purport to be complete and is qualified in its entirety by reference to the Class 1-AF Policy.

          The Class 1-AF Insurer will issue a certificate guaranty insurance policy (the "CLASS 1-AF POLICY") for the benefit of the holders of the Class
1-AF Certificates. The Class 1-AF Insurer, in consideration of the payment of a premium and subject to the terms of the Class 1-AF Policy, unconditionally and irrevocably guarantees the payment of Insured Amounts to the Trustee on behalf of the holders of the Class 1-AF Certificates and payments of

                                       62

Preference Amounts as described below. The Class 1-AF Insurer will pay Insured
Amounts which are Due for Payment to the Trustee on the later of (1) the
Distribution Date the Insured Amount is distributable to the holders of the applicable class(es) of Class 1-AF Certificates under the Pooling and Servicing
Agreement, and (2) the second Business Day following the Business Day the Class
1-AF Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, the original of which is sent by registered or certified mail, from the Trustee, specifying that an Insured Amount is due in accordance with the terms of the Class 1-AF Policy; provided that, if such notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Class 1-AF Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Class 1-AF Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected notice.

          The Class 1-AF Insurer's obligation under the Class 1-AF Policy will be discharged to the extent that funds are received by the Trustee for payment to the holders of the applicable class(es) of Class 1-AF Certificates whether or not those funds are properly paid by the Trustee. Payments of Insured Amounts will be made only at the time set forth in the Class 1-AF Policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the Class 1-AF Certificates, unless the acceleration is at the sole option of the Class 1-AF Insurer.

          For purposes of the Class 1-AF Policy, a holder does not and may not include any of the Trustee, the Sellers, the Depositor or the Master Servicer.

          The Class 1-AF Policy will not cover shortfalls, if any, attributable, to Prepayment Interest Shortfalls, any interest shortfalls resulting from the application of the Relief Act or similar state or local laws, or any Net Rate
Carryover, nor does the Class 1-AF Policy guarantee to the holders of the Class
1-AF Certificates any particular rate of principal payment. In addition, the
Class 1-AF Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC, the Trustee or any holder of a Class
1-AF Certificate for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than
Nonpayment, including the failure of the Trustee to make any payment required under the Pooling and Servicing Agreement to the holders of the Class 1-AF
Certificates. The Class 1-AF Policy will not provide credit enhancement for any class of Certificates other than the Class 1-AF Certificates.

          No person other than the Trustee shall be entitled to present the notice under the Class 1-AF Policy.

          In the absence of payments under the Class 1-AF Policy, holders of the
Class 1-AF Certificates will directly bear the credit risks associated with their Certificates.

          The Class 1-AF Insurer will be subrogated to the rights of each holder of any class of Class 1-AF Certificates to the extent of any payment by the
Class 1-AF Insurer under the Class 1-AF Policy with respect to that class.

          The Class 1-AF Insurer agrees that if it shall be subrogated to the rights of the holders of any class of Class 1-AF Certificates, no recovery of such payment will occur unless the full amount of such holders' allocable distributions for such Distribution Date can be made. In so doing, the Class
1-AF Insurer does not waive its rights to seek full payment of all Reimbursement
Amounts owed to it under the Pooling and Servicing Agreement.

          The Class 1-AF Policy and the obligations of the Class 1-AF Insurer thereunder will terminate without any action on the part of the Class 1-AF
Insurer or any other person on the date following the later to occur of (i) the date that is one year and one day following the date on which all amounts required to be paid on the Class 1-AF Certificates have been paid in full and
(ii) if any proceeding referenced in the immediately following paragraph has been commenced on or prior to the date specified in clause (i) of this paragraph, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding. Upon termination of the Class 1-AF
Policy, the Trustee will forthwith deliver the original of the Class 1-AF Policy to the Class 1-AF Insurer.

         Pursuant to the Class 1-AF Policy, the Class 1-AF Insurer will pay any
Preference Amount when due to be paid pursuant to the Order (as defined below), but in any event no earlier than the third Business Day following

                                       63

receipt by the Class 1-AF Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee, or holder of a Class 1-AF
Certificate, as applicable, is required to return such Preference Amount paid during the term of the Class 1-AF Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the
Trustee or holder of a Class 1-AF Certificate (the "ORDER"), (ii) a notice by or on behalf of the Trustee or holder of a Class 1-AF Certificate that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Class 1-AF Insurer, duly executed and delivered by the Trustee or holder of a Class 1-AF Certificate, irrevocably assigning to the Class 1-AF Insurer all rights and claims of the Trustee or such holder relating to or arising under the Pooling and Servicing Agreement against the estate of the Trust or otherwise with respect to such Preference Amount and
(iv) a notice (in the form provided in the Class 1-AF Policy) appropriately completed and executed by the Trustee; provided, that if such documents are received after 12:00 noon, New York City time on such Business Day, they will be deemed to be received the following Business Day; provided further, that the
Class 1-AF Insurer shall not be obligated to make any payment in respect of any
Preference Amount representing a payment of principal on the Class 1-AF
Certificates prior to the time the Class 1-AF Insurer would have been required to make a payment in respect of such principal pursuant to the Class 1-AF
Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the
Trustee or to the holders of the Class 1-AF Certificates directly, unless a holder of a Class 1-AF Certificate has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Class 1-AF Insurer will pay to the Trustee on behalf of such holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Class 1-AF Insurer and (b) evidence satisfactory to the Class 1-AF Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

          As used in the Class 1-AF Policy, the following terms shall have the following meanings:

          "DEFICIENCY AMOUNT" with respect to:

          (A) each Distribution Date prior to the Final Scheduled Distribution
Date for any class of Class 1-AF Certificates, means an amount equal to the sum of (i) the excess, if any, of (a) the amount of Current Interest on that class net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over (b) the Class 1-AF Available Funds for that class for that Distribution Date, and (ii) any Applied Realized Loss Amount
allocated to that class on that Distribution Date, in each case taking into account all distributions to be made on such Distribution Date;

          (B) the Final Scheduled Distribution Date for any class of Class 1-AF
Certificates, means an amount equal to the sum of (i) the excess, if any, of (a)
the amount of Current Interest on that class net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over (b) the Class 1-AF Available Funds for that class for that Distribution
Date and (ii) the Certificate Principal Balance of such class on such
Distribution Date (after taking into account all distributions of Class 1-AF
Available Funds for that class to be made to that class on such Distribution
Date); and

          (C) for any class of Class 1-AF Certificates and any date on which the acceleration of that class has been directed or consented to by the Class 1-AF
Insurer, means the excess of (i) the amount required to pay the Certificate
Principal Balance of that class in full, together with accrued and unpaid interest thereon through the date of payment of that class over (ii) the Class
1-AF Available Funds for that class for that Distribution Date.

          "FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date occurring in January 2037.

          "CLASS 1-AF AVAILABLE FUNDS" means, with respect to any class of Class
1-AF Certificates and any Distribution Date, funds allocated from amounts available pursuant to the Pooling and Servicing Agreement to make distributions on that class on such Distribution Date, other than any Insured Amounts.

          "DUE FOR PAYMENT" means with respect to an Insured Amount, the
Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Pooling and Servicing Agreement.

                                       64

          "INSURED AMOUNTS" means, with respect to any class of Class 1-AF
Certificates and any Distribution Date, the Deficiency Amount for such class and
Distribution Date.

          "INSURED PAYMENTS" means, with respect to any Distribution Date, the aggregate amount actually paid by the Class 1-AF Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference
Amounts for any given Business Day.

          "LATE PAYMENT RATE" means, with respect to any Distribution Date, the lesser of (i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on any of the Class 1-AF Certificates and
(ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

          "NONPAYMENT" means, with respect to any Distribution Date, an Insured
Amount is Due for Payment but has not been paid pursuant to the Pooling and
Servicing Agreement.

          "PREFERENCE AMOUNT" means any amount payable on a class of Class 1-AF
Certificates, which has become Due for Payment and which was made to a holder of that class of Class 1-AF Certificate by or on behalf of the Trust Fund, which has been deemed a preferential transfer and theretofore recovered from its holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

          "REIMBURSEMENT AMOUNT" means, with respect to any Distribution Date,
(i) all Insured Payments paid by the Class 1-AF Insurer, but for which the Class
1-AF Insurer has not been reimbursed prior to such Distribution Date, plus (ii)
interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate, from the date such Insured Payments were made, plus (iii)
any other amounts payable to the Class 1-AF Insurer pursuant to the insurance and indemnity agreement relating to the Class 1-AF Policy that have not been reimbursed plus interest accrued on such amounts not previously reimbursed calculated at the Late Payment Rate.

          Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Pooling and
Servicing Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Class
1-AF Insurer.

          The Class 1-AF Policy is not cancelable. The premium on the Class 1-AF
Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Class 1-AF Certificates.

          The Class 1-AF Policy is issued under and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

          THE INSURANCE PROVIDED BY THE CLASS 1-AF POLICY IS NOT COVERED BY THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW
YORK INSURANCE LAW.

ADDITIONAL CONSIDERATIONS CONCERNING THE CLASS 1-AF POLICY AND THE CLASS 1-AF
INSURER

          The Class 1-AF Insurer will be subrogated to the rights of each holder of a Class 1-AF Certificate to receive distributions on those Class 1-AF
Certificates to the extent of any payment by the Class 1-AF Insurer under the
Class 1-AF Policy.

          Pursuant to the terms of the Pooling and Servicing Agreement, unless the Class 1-AF Insurer fails to make a required payment under the Class 1-AF
Policy, a proceeding in bankruptcy shall have been instituted by the Class 1-AF
Insurer, or a decree or order for relief shall have been issued in respect of a proceeding in bankruptcy against the Class 1-AF Insurer and shall remain unstayed for a period of 60 consecutive days, the Class 1-AF Insurer will be entitled to exercise the Voting Rights of the Class 1-AF Certificateholders,
without the consent of the Class 1-AF

                                       65

Certificateholders, and the Class 1-AF Certificateholders may exercise such rights only with the prior written consent of the Class 1-AF Insurer.

FINAL MATURITY RESERVE FUNDS

          The trustee, on behalf of the reserve fund trust, will establish and maintain an account (the "FIXED RATE FINAL MATURITY RESERVE FUND" and the
"ADJUSTABLE RATE FINAL MATURITY RESERVE FUND", and each, a "FINAL MATURITY
RESERVE FUND"), on behalf of the holders of the Class 1-AF Certificates (in the case of the Fixed Rate Final Maturity Reserve Fund) and the holders of the Class
AV and Adjustable Rate Subordinate Certificates (in the case of the Adjustable
Rate Final Maturity Reserve Fund). On the closing date, the depositor will deposit or cause to be deposited $1,000 into each Final Maturity Reserve Fund.
Neither Final Maturity Reserve Fund will be an asset of the issuing entity or of any REMIC.

          Fixed Rate Final Maturity Reserve Fund.

          On each Distribution Date beginning on the Distribution Date in August
2016 up to and including the Fixed Rate Final Maturity Reserve Funding Date
(defined below), if the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 having an original term to maturity of 40 years as of the Due
Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) is greater than the amount specified in the table entitled
"Fixed Rate 40-Year Target Schedule" below for such Distribution Date (the
"FIXED RATE 40-YEAR TARGET"), the Trustee will deposit an amount equal to the
Fixed Rate Final Maturity Reserve Fund Required Deposit for that Distribution
Date into the Fixed Rate Final Maturity Reserve Fund, until the amount on deposit in the Fixed Rate Final Maturity Reserve Fund is equal to the Fixed Rate
Final Maturity Funding Cap.

          The "FIXED RATE FINAL MATURITY RESERVE FUND REQUIRED DEPOSIT" for any
Distribution Date beginning on the Distribution Date in August 2016 up to and including the Fixed Rate Final Maturity Reserve Funding Date will be equal to the lesser of (a) the product of (i) 0.80% and (ii) the aggregate Stated
Principal Balance of the Mortgage Loans with 40-year original terms to maturity in Loan Group 1 as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the
Prepayment Period related to that prior Due Date) and (b) the excess of (i) the
Fixed Rate Final Maturity Funding Cap for such Distribution Date over (ii) the amount on deposit in the Fixed Rate Final Maturity Reserve Fund immediately prior to such Distribution Date.

                                       66

                       FIXED RATE 40-YEAR TARGET SCHEDULE

     MONTH OF      FIXED RATE
  DISTRIBUTION       40-YEAR
      DATE         TARGET ($)
----------------   ----------
August 2016.....   16,917,563
September 2016..   16,676,539
October 2016....   16,438,860
November 2016...   16,204,480
December 2016...   15,973,354
January 2017....   15,745,438
February 2017...   15,520,686
March 2017......   15,299,057
April 2017......   15,080,508
May 2017........   14,864,995
June 2017.......   14,652,478
July 2017.......   14,442,915
August 2017.....   14,236,267
September 2017..   14,032,492
October 2017....   13,831,552
November 2017...   13,633,408
December 2017...   13,438,022
January 2018....   13,245,355
February 2018...   13,055,371
March 2018......   12,868,033
April 2018......   12,683,304
May 2018........   12,501,148
June 2018.......   12,321,531
July 2018.......   12,144,417
August 2018.....   11,969,773
September 2018..   11,797,563
October 2018....   11,627,756
November 2018...   11,460,317
December 2018...   11,295,215
January 2019....   11,132,417
February 2019...   10,971,892
March 2019......   10,813,608
April 2019......   10,657,535
May 2019........   10,503,642
June 2019.......   10,351,900
July 2019.......   10,202,278
August 2019.....   10,054,749
September 2019..    9,909,282
October 2019....    9,765,849
November 2019...    9,624,424
December 2019...    9,484,977
January 2020....    9,347,482
February 2020...    9,211,912
March 2020......    9,078,241
April 2020......    8,946,442
May 2020........    8,816,489
June 2020.......    8,688,358
July 2020.......    8,562,024
August 2020.....    8,437,460
September 2020..    8,314,644
October 2020....    8,193,551
November 2020...    8,074,157
December 2020...    7,956,439
January 2021....    7,840,374
February 2021...    7,725,939
March 2021......    7,613,111
April 2021......    7,501,869
May 2021........    7,392,191
June 2021.......    7,284,055
July 2021.......    7,177,439
August 2021.....    7,072,324
September 2021..    6,968,687
October 2021....    6,866,510
November 2021...    6,765,771
December 2021...    6,666,451
January 2022....    6,568,530
February 2022...    6,471,989
March 2022......    6,376,809
April 2022......    6,282,971
May 2022........    6,190,457
June 2022.......    6,099,248
July 2022.......    6,009,326
August 2022.....    5,920,674
September 2022..    5,833,274
October 2022....    5,747,108
November 2022...    5,662,160
December 2022...    5,578,413
January 2023....    5,495,850
February 2023...    5,414,455
March 2023......    5,334,212
April 2023......    5,255,104
May 2023........    5,177,117
June 2023.......    5,100,234
July 2023.......    5,024,440
August 2023.....    4,949,720
September 2023..    4,876,060
October 2023....    4,803,445
November 2023...    4,731,859
December 2023...    4,661,290
January 2024....    4,591,722
February 2024...    4,523,143
March 2024......    4,455,538
April 2024......    4,388,893
May 2024........    4,323,196
June 2024.......    4,258,433
July 2024.......    4,194,592
August 2024.....    4,131,660
September 2024..    4,069,623
October 2024....    4,008,470
November 2024...    3,948,188
December 2024...    3,888,765
January 2025....    3,830,190
February 2025...    3,772,450
March 2025......    3,715,535
April 2025......    3,659,431
May 2025........    3,604,129
June 2025.......    3,549,617
July 2025.......    3,495,884
August 2025.....    3,442,919
September 2025..    3,390,712
October 2025....    3,339,252
November 2025...    3,288,529
December 2025...    3,238,532
January 2026....    3,189,251
February 2026...    3,140,676
March 2026......    3,092,798
April 2026......    3,045,607
May 2026........    2,999,093
June 2026.......    2,953,247
July 2026.......    2,908,059
August 2026.....    2,863,521
September 2026..    2,819,622
October 2026....    2,776,356
November 2026...    2,733,711
December 2026...    2,691,681
January 2027....    2,650,256
February 2027...    2,609,427
March 2027......    2,569,187
April 2027......    2,529,528
May 2027........    2,490,440
June 2027.......    2,451,917
July 2027.......    2,413,950
August 2027.....    2,376,532
September 2027..    2,339,654
October 2027....    2,303,310
November 2027...    2,267,492
December 2027...    2,232,192
January 2028....    2,197,403
February 2028...    2,163,119
March 2028......    2,129,331
April 2028......    2,096,034
May 2028........    2,063,220
June 2028.......    2,030,882
July 2028.......    1,999,014
August 2028.....    1,967,609
September 2028..    1,936,661
October 2028....    1,906,163
November 2028...    1,876,109
December 2028...    1,846,492
January 2029....    1,817,308
February 2029...    1,788,548
March 2029......    1,760,209
April 2029......    1,732,283
May 2029........    1,704,765
June 2029.......    1,677,649
July 2029.......    1,650,929
August 2029.....    1,624,601
September 2029..    1,598,657
October 2029....    1,573,094
November 2029...    1,547,905
December 2029...    1,523,086
January 2030....    1,498,631
February 2030...    1,474,535
March 2030......    1,450,793
April 2030......    1,427,399
May 2030........    1,404,350
June 2030.......    1,381,640
July 2030.......    1,359,265
August 2030.....    1,337,219
September 2030..    1,315,498
October 2030....    1,294,098
November 2030...    1,273,013
December 2030...    1,252,240
January 2031....    1,231,774
February 2031...    1,211,611
March 2031......    1,191,746
April 2031......    1,172,175
May 2031........    1,152,895
June 2031.......    1,133,900
July 2031.......    1,115,188
August 2031.....    1,096,753
September 2031..    1,078,592
October 2031....    1,060,701
November 2031...    1,043,077
December 2031...    1,025,715
January 2032....    1,008,612
February 2032...      991,763
March 2032......      975,167
April 2032......      958,818
May 2032........      942,713
June 2032.......      926,850
July 2032.......      911,224
August 2032.....      895,832
September 2032..      880,670
October 2032....      865,737
November 2032...      851,027
December 2032...      836,538
January 2033....      822,268
February 2033...      808,212
March 2033......      794,368
April 2033......      780,732
May 2033........      767,303
June 2033.......      754,076
July 2033.......      741,049
August 2033.....      728,219
September 2033..      715,583
October 2033....      703,139
November 2033...      690,883
December 2033...      678,813
January 2034....      666,927
February 2034...      655,222
March 2034......      643,694
April 2034......      632,342
May 2034........      621,163
June 2034.......      610,155
July 2034.......      599,315
August 2034.....      588,640
September 2034..      578,129
October 2034....      567,779
November 2034...      557,588
December 2034...      547,553
January 2035....      537,672
February 2035...      527,943
March 2035......      518,363
April 2035......      508,932
May 2035........      499,645
June 2035.......      490,502
July 2035.......      481,501
August 2035.....      472,638
September 2035..      463,913
October 2035....      455,323
November 2035...      446,866
December 2035...      438,541
January 2036....      430,345
February 2036...      422,277
March 2036......      414,334
April 2036......      406,516
May 2036........      398,819
June 2036.......      391,243
July 2036.......      383,785
August 2036.....      376,445
September 2036..      369,219
October 2036....      362,107
November 2036...      355,107
December 2036...      348,217
January 2037....      341,436

                                       67

          The "FIXED RATE FINAL MATURITY FUNDING CAP" for any Distribution Date
beginning with the Distribution Date in August 2016 will equal to the lesser of
(i) the aggregate Certificate Principal Balance of the Class 1-AF Certificates
immediately prior to that Distribution Date and (ii) the aggregate Stated
Principal Balance of all outstanding Mortgage Loans in Loan Group 1 with original terms to maturity of 40 years as of the as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period).

          The "FIXED RATE FINAL MATURITY RESERVE FUNDING DATE" is the earlier of
(i) the Distribution Date on which the amount on deposit in the Fixed Rate Final
Maturity Reserve Fund is equal to the Fixed Rate Final Maturity Funding Cap and
(ii) the Distribution Date in January 2037.

          On the Distribution Date in January 2037, following all other distributions to be made on such Distribution Date (other than distributions from the Adjustable Rate Final Maturity Reserve Fund, which shall be made simultaneously), all amounts on deposit in the Fixed Rate Final Maturity Reserve
Fund will be distributed in the following order of priority:

               (1) concurrently, to the classes of Class 1-AF Certificates, pro rata, until the aggregate Certificate Principal Balance thereof is reduced to zero; and

               (2) to the Class CF Certificates, all remaining amounts.

          If the mortgage loans are purchased in connection with an optional termination of the issuing entity, the funds on deposit in the Fixed Rate Final
Maturity Reserve Fund will be used to make payments in accordance with clause
(2) above after application of the purchase price pursuant to the exercise of the optional termination.

          Adjustable Rate Final Maturity Reserve Fund.

          On each Distribution Date beginning on the Distribution Date in August
2016 up to and including the Adjustable Rate Final Maturity Reserve Funding Date
(defined below), if the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 and Loan Group 3 having an original term to maturity of 40 years as of the Due Date occurring in the month preceding the month of that
Distribution Date (after giving effect to principal prepayments in the
Prepayment Period related to that prior Due Date) is greater than the amount specified in the table entitled "Adjustable Rate 40-Year Target Schedule" below for such Distribution Date (the "ADJUSTABLE RATE 40-YEAR TARGET "), the Trustee
will deposit an amount equal to the Adjustable Rate Final Maturity Reserve Fund
Required Deposit for that Distribution Date into the Adjustable Rate Final
Maturity Reserve Fund, until the amount on deposit in the Adjustable Rate Final
Maturity Reserve Fund is equal to the Adjustable Rate Final Maturity Funding
Cap.

          The "ADJUSTABLE RATE FINAL MATURITY RESERVE FUND REQUIRED DEPOSIT" for
any Distribution Date beginning on the Distribution Date in August 2016 up to and including the Adjustable Rate Final Maturity Reserve Funding Date will be equal to the lesser of (a) the product of (i) 0.80% and (ii) the aggregate
Stated Principal Balance of the Mortgage Loans with 40-year original terms to maturity in Loan Group 2 and Loan Group 3 as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date)
and (b) the excess of (i) the Adjustable Rate Final Maturity Funding Cap for
such Distribution Date over (ii) the amount on deposit in the Adjustable Rate
Final Maturity Reserve Fund immediately prior to such Distribution Date.

                                       68

                     ADJUSTABLE RATE 40-YEAR TARGET SCHEDULE

                   ADJUSTABLE
    MONTH OF          RATE
  DISTRIBUTION       40-YEAR
      DATE         TARGET ($)
----------------   ----------
August 2016.....   40,925,708
September 2016..   40,360,369
October 2016....   39,802,710
November 2016...   39,252,628
December 2016...   38,710,021
January 2017....   38,174,788
February 2017...   37,646,828
March 2017......   37,126,045
April 2017......   36,612,340
May 2017........   36,105,618
June 2017.......   35,605,785
July 2017.......   35,112,748
August 2017.....   34,626,414
September 2017..   34,146,694
October 2017....   33,673,497
November 2017...   33,206,736
December 2017...   32,746,323
January 2018....   32,292,173
February 2018...   31,844,201
March 2018......   31,402,324
April 2018......   30,966,459
May 2018........   30,536,525
June 2018.......   30,112,442
July 2018.......   29,694,130
August 2018.....   29,281,512
September 2018..   28,874,510
October 2018....   28,473,050
November 2018...   28,077,054
December 2018...   27,686,451
January 2019....   27,301,166
February 2019...   26,921,129
March 2019......   26,546,267
April 2019......   26,176,511
May 2019........   25,811,793
June 2019.......   25,452,043
July 2019.......   25,097,194
August 2019.....   24,747,181
September 2019..   24,401,938
October 2019....   24,061,400
November 2019...   23,725,503
December 2019...   23,394,186
January 2020....   23,067,385
February 2020...   22,745,041
March 2020......   22,427,091
April 2020......   22,113,478
May 2020........   21,804,142
June 2020.......   21,499,026
July 2020.......   21,198,072
August 2020.....   20,901,224
September 2020..   20,608,426
October 2020....   20,319,624
November 2020...   20,034,764
December 2020...   19,753,792
January 2021....   19,476,655
February 2021...   19,203,302
March 2021......   18,933,682
April 2021......   18,667,743
May 2021........   18,405,437
June 2021.......   18,146,713
July 2021.......   17,891,523
August 2021.....   17,639,821
September 2021..   17,391,557
October 2021....   17,146,686
November 2021...   16,905,162
December 2021...   16,666,939
January 2022....   16,431,973
February 2022...   16,200,219
March 2022......   15,971,635
April 2022......   15,746,177
May 2022........   15,523,802
June 2022.......   15,304,470
July 2022.......   15,088,138
August 2022.....   14,874,767
September 2022..   14,664,315
October 2022....   14,456,745
November 2022...   14,252,015
December 2022...   14,050,088
January 2023....   13,850,927
February 2023...   13,654,493
March 2023......   13,460,749
April 2023......   13,269,660
May 2023........   13,081,188
June 2023.......   12,895,299
July 2023.......   12,711,958
August 2023.....   12,531,129
September 2023..   12,352,780
October 2023....   12,176,876
November 2023...   12,003,384
December 2023...   11,832,271
January 2024....   11,663,506
February 2024...   11,497,056
March 2024......   11,332,890
April 2024......   11,170,977
May 2024........   11,011,287
June 2024.......   10,853,789
July 2024.......   10,698,453
August 2024.....   10,545,250
September 2024..   10,394,152
October 2024....   10,245,130
November 2024...   10,098,155
December 2024...    9,953,199
January 2025....    9,810,236
February 2025...    9,669,239
March 2025......    9,530,180
April 2025......    9,393,033
May 2025........    9,257,773
June 2025.......    9,124,373
July 2025.......    8,992,809
August 2025.....    8,863,055
September 2025..    8,735,088
October 2025....    8,608,882
November 2025...    8,484,414
December 2025...    8,361,660
January 2026....    8,240,597
February 2026...    8,121,202
March 2026......    8,003,452
April 2026......    7,887,325
May 2026........    7,772,800
June 2026.......    7,659,853
July 2026.......    7,548,464
August 2026.....    7,438,611
September 2026..    7,330,274
October 2026....    7,223,432
November 2026...    7,118,065
December 2026...    7,014,153
January 2027....    6,911,675
February 2027...    6,810,613
March 2027......    6,710,947
April 2027......    6,612,658
May 2027........    6,515,727
June 2027.......    6,420,137
July 2027.......    6,325,868
August 2027.....    6,232,903
September 2027..    6,141,224
October 2027....    6,050,813
November 2027...    5,961,654
December 2027...    5,873,729
January 2028....    5,787,022
February 2028...    5,701,515
March 2028......    5,617,193
April 2028......    5,534,040
May 2028........    5,452,038
June 2028.......    5,371,174
July 2028.......    5,291,431
August 2028.....    5,212,794
September 2028..    5,135,249
October 2028....    5,058,779
November 2028...    4,983,371
December 2028...    4,909,010
January 2029....    4,835,682
February 2029...    4,763,372
March 2029......    4,692,067
April 2029......    4,621,754
May 2029........    4,552,418
June 2029.......    4,484,046
July 2029.......    4,416,626
August 2029.....    4,350,144
September 2029..    4,284,587
October 2029....    4,219,943
November 2029...    4,156,199
December 2029...    4,093,344
January 2030....    4,031,365
February 2030...    3,970,249
March 2030......    3,909,986
April 2030......    3,850,563
May 2030........    3,791,970
June 2030.......    3,734,194
July 2030.......    3,677,225
August 2030.....    3,621,052
September 2030..    3,565,664
October 2030....    3,511,049
November 2030...    3,457,199
December 2030...    3,404,101
January 2031....    3,351,746
February 2031...    3,300,124
March 2031......    3,249,224
April 2031......    3,199,038
May 2031........    3,149,554
June 2031.......    3,100,764
July 2031.......    3,052,658
August 2031.....    3,005,226
September 2031..    2,958,460
October 2031....    2,912,350
November 2031...    2,866,888
December 2031...    2,822,064
January 2032....    2,777,870
February 2032...    2,734,297
March 2032......    2,691,337
April 2032......    2,648,981
May 2032........    2,607,221
June 2032.......    2,566,048
July 2032.......    2,525,456
August 2032.....    2,485,436
September 2032..    2,445,979
October 2032....    2,407,079
November 2032...    2,368,728
December 2032...    2,330,918
January 2033....    2,293,641
February 2033...    2,256,891
March 2033......    2,220,661
April 2033......    2,184,942
May 2033........    2,149,729
June 2033.......    2,115,014
July 2033.......    2,080,790
August 2033.....    2,047,051
September 2033..    2,013,790
October 2033....    1,981,001
November 2033...    1,948,676
December 2033...    1,916,810
January 2034....    1,885,396
February 2034...    1,854,429
March 2034......    1,823,901
April 2034......    1,793,807
May 2034........    1,764,142
June 2034.......    1,734,898
July 2034.......    1,706,071
August 2034.....    1,677,654
September 2034..    1,649,643
October 2034....    1,622,030
November 2034...    1,594,812
December 2034...    1,567,982
January 2035....    1,541,536
February 2035...    1,515,467
March 2035......    1,489,771
April 2035......    1,464,442
May 2035........    1,439,476
June 2035.......    1,414,868
July 2035.......    1,390,612
August 2035.....    1,366,704
September 2035..    1,343,139
October 2035....    1,319,912
November 2035...    1,297,019
December 2035...    1,274,455
January 2036....    1,252,215
February 2036...    1,230,295
March 2036......    1,208,691
April 2036......    1,184,308
May 2036........    1,163,381
June 2036.......    1,142,755
July 2036.......    1,122,427
August 2036.....    1,102,393
September 2036..    1,082,648
October 2036....    1,063,189
November 2036...    1,044,011
December 2036...    1,025,111
January 2037....    1,006,485

                                       69

          The "ADJUSTABLE RATE FINAL MATURITY FUNDING CAP" for any Distribution
Date beginning with the Distribution Date in August 2016 will equal to the lesser of (i) the aggregate Certificate Principal Balance of the Class AV
Certificates and the Adjustable Rate Subordinate Certificates immediately prior to that Distribution Date and (ii) the aggregate Stated Principal Balance of all outstanding Mortgage Loans in Loan Group 2 and Loan Group 3 with original terms to maturity of 40 years as of the as of the first day of the related Due Period
(after giving effect to principal prepayments received during the Prepayment
Period that ends during such Due Period).

          The "ADJUSTABLE RATE FINAL MATURITY RESERVE FUNDING DATE" is the
earlier of (i) the Distribution Date on which the amount on deposit in the
Adjustable Rate Final Maturity Reserve Fund is equal to the Adjustable Rate
Final Maturity Funding Cap and (ii) the Distribution Date in January 2037.

          On the Distribution Date in January 2037, following all other distributions to be made on such Distribution Date (other than distributions from the Fixed Rate Final Maturity Reserve Fund, which shall be made simultaneously), all amounts on deposit in the Adjustable Rate Final Maturity
Reserve Fund will be distributed in the following order of priority:

               (1) concurrently, to the classes of Class AV Certificates, pro rata, until the aggregate Certificate Principal Balance thereof is reduced to zero;

               (2) sequentially, to the Class MV-1, Class MV-2, Class MV-3,
          Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class
          BV Certificates, in that order, in each case until the Certificate
          Principal Balance thereof is reduced to zero; and

               (3) to the Class CV Certificates, all remaining amounts.

          If the mortgage loans are purchased in connection with an optional termination of the issuing entity, the funds on deposit in the Adjustable Rate
Final Maturity Reserve Fund will be used to make payments in accordance with clause (3) above after application of the purchase price pursuant to the exercise of the optional termination.

CREDIT COMEBACK EXCESS ACCOUNT

          The Pooling and Servicing Agreement will require the Trustee to establish a reserve account (the "CREDIT COMEBACK EXCESS ACCOUNT"), which is held in trust by the Trustee on behalf of the holders of the Certificates. The
Credit Comeback Excess Account will not be an asset of any REMIC.

          On each Distribution Date, the Trustee will deposit in the Credit
Comeback Excess Account, all Credit Comeback Excess Amounts received during the related Due Period. On each Distribution Date, all Credit Comeback Excess
Amounts received in respect Loan Group 1, on the one hand, and Loan Group 2 and
Loan Group 3, on the other hand, during the related Due Period will be distributed to the Group 1 Certificates and the Group 2 and Group 3
Certificates, respectively, to restore overcollateralization and to cover any
Unpaid Realized Loss Amounts as described under "--Overcollateralization
Provisions -- Fixed Rate Excess Cashflow" and "-- Overcollateralization
Provisions -- Adjustable Rate Credit Comeback Excess Cashflow." Any Credit
Comeback Excess Amounts in respect of Loan Group 1 remaining after the application of the Fixed Rate Credit Comeback Excess Cashflow as described under
"--Overcollateralization Provisions -- Fixed Rate Excess Cashflow" will be distributed to the Class CF Certificates and will not be available thereafter, and any Credit Comeback Excess Amounts in respect of Loan Group 2 and Loan Group
3 remaining after the application of the Adjustable Rate Credit Comeback Excess
Cashflow as described under "--Overcollateralization Provisions -- Adjustable
Rate Excess Cashflow" will be distributed to the Class CV Certificates and will not be available thereafter.

APPLIED REALIZED LOSS AMOUNTS

          If on any Distribution Date, after giving effect to the distributions described above, the aggregate Certificate Principal Balance of the Class 1-AF
Certificates exceeds the sum of the aggregate Stated Principal Balance of the
Mortgage Loans in Loan Group 1 and the amount on deposit in the Pre-Funding
Account in respect

of Loan Group 1, the amount of the excess will be applied to reduce the
Certificate Principal Balance of each class of Class 1-AF Certificates, on a pro rata basis according to their respective Certificate Principal Balances, until the Certificate Principal Balances of such classes have been reduced to zero.
The Class 1-AF Insurer is obligated to make Insured Payments in respect of
Applied Realized Loss Amounts on the Class 1-AF Certificates as they occur.

          If on any Distribution Date, after giving effect to the distributions described above, the aggregate Certificate Principal Balance of the Class AV
Certificates and Adjustable Rate Subordinate Certificates exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 and
Loan Group 3 and the amount on deposit in the Pre-Funding Account in respect of
Loan Group 2 and Loan Group 3, the amount of the excess will be applied first to reduce the Certificate Principal Balances of the Class BV, Class MV-8, Class
MV-7, Class MV-6, Class MV-5, Class MV-4, Class MV-3, Class MV-2 and Class MV-1
Certificates, in that order, in each case until the Certificate Principal
Balance of the class has been reduced to zero. After the Certificate Principal
Balances of the Adjustable Rate Subordinate Certificates have been reduced to zero, (i) if the Certificate Principal Balance of the Class 2-AV Certificates
exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan
Group 2, the amount of such excess will be applied to reduce the Certificate
Principal Balance of the Class 2-AV Certificates, until the Certificate
Principal Balance thereof has been reduced to zero, and (ii) if the aggregate
Certificate Principal Balance of the Class 3-AV Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3, the
amount of such excess will be applied to reduce the Certificate Principal
Balance of each class of Class 3-AV Certificates, pro rata, until the
Certificate Principal Balances of such classes have been reduced to zero. A reduction described in this paragraph or the immediately preceding paragraph is referred to as an "APPLIED REALIZED LOSS AMOUNT."

          If the Certificate Principal Balance of a class of Certificates has been reduced through the application of Applied Realized Loss Amounts as described above, interest will accrue on the Certificate Principal Balance as so reduced unless the Certificate Principal Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Certificate Principal Balance
of the class as described in the definition of "Certificate Principal Balance"
described in this free writing prospectus under "-- Glossary of Terms --
Definitions Related to Distribution Dates and Collections."

                                       71

                                                                         ANNEX A

                        THE STATISTICAL CALCULATION POOL

          The following information sets forth in tabular format certain information, as of the Statistical Calculation Date, about the Mortgage Loans included in the Statistical Calculation Pool in respect of Loan Group 1, Loan
Group 2, Loan Group 3 and Loan Group 2 and Loan Group 3 as a whole. Other than with respect to rates of interest, percentages are approximate. In addition, the percentages in the column entitled "Percent of Aggregate Principal Balance
Outstanding" are stated by that portion of the Statistical Calculation Date Pool
Principal Balance representing Loan Group 1, Loan Group 2, Loan Group 3 or Loan
Group 2 and Loan Group 3 as a whole. The sum of the columns below may not equal the total indicated due to rounding. In addition, each weighted average Credit
Bureau Risk Score set forth below has been calculated without regard to any
Mortgage Loan for which the Credit Bureau Risk Score is unknown.

                             GROUP 1 MORTGAGE LOANS

              MORTGAGE LOAN PROGRAMS FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF               WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      AVERAGE     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       BUREAU       VALUE
MORTGAGE LOAN PROGRAM             LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   ----------   --------

15-Year Fixed ................        53    $  6,844,407        1.33%     $129,140     7.521%     179.45        606        65.6%
15-Year Fixed - Credit
   Comeback ..................        12       1,684,136        0.33       140,345     8.331      179.41        585        63.6
20-Year Fixed ................         4         357,747        0.07        89,437     8.545      239.11        614        80.8
30-Year Fixed ................     1,452     284,747,067       55.35       196,107     7.506      359.41        623        72.9
30-Year Fixed - Credit
   Comeback ..................       391      75,361,002       14.65       192,739     8.281      359.60        606        76.1
40-Year Fixed ................       317      75,817,099       14.74       239,171     7.481      479.04        615        75.5
40-Year Fixed - Credit
   Comeback ..................       101      30,531,122        5.93       302,288     7.919      479.38        623        77.7
30-Year Fixed -60-month
   Interest Only .............       143      38,879,748        7.56       271,886     7.262      359.70        637        79.0
30/15 Fixed Balloon ..........         1         225,000        0.04       225,000     7.000      180.00        614        45.9
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     2,474    $514,447,329      100.00%
                                   =====    ============      ======

        ORIGINAL TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
ORIGINAL TERM (MONTHS)             LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Fixed 180 ....................        66    $  8,753,543        1.70%     $132,629     7.664%     179.46       602       64.7%
Fixed 240 ....................         4         357,747        0.07        89,437     8.545      239.11       614       80.8
Fixed 360 ....................     1,986     398,987,818       77.56       200,900     7.629      359.48       621       74.1
Fixed 480 ....................       418     106,348,221       20.67       254,422     7.607      479.14       617       76.1
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     2,474    $514,447,329      100.00%
                                   =====    ============      ======

                                      A-1

         MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MORTGAGE LOAN           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
PRINCIPAL BALANCES ($)             LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

 25,000.01 -  50,000.00 ......        13    $    629,667        0.12%     $ 48,436     9.399%     311.89       577       56.2%
 50,000.01 -  75,000.00 ......       126       7,997,630        1.55        63,473     9.728      337.95       595       75.6
 75,000.01 - 100,000.00 ......       241      21,343,490        4.15        88,562     8.652      358.54       594       74.7
100,000.01 - 150,000.00 ......       592      73,905,721       14.37       124,841     8.312      370.04       599       73.8
150,000.01 - 200,000.00 ......       487      85,966,871       16.71       176,523     7.745      373.87       609       73.4
200,000.01 - 250,000.00 ......       312      69,997,557       13.61       224,351     7.601      382.60       618       73.7
250,000.01 - 300,000.00 ......       250      68,419,058       13.30       273,676     7.343      383.89       626       73.9
300,000.01 - 350,000.00 ......       154      50,118,531        9.74       325,445     7.381      391.24       618       75.0
350,000.01 - 400,000.00 ......       107      40,119,120        7.80       374,945     7.262      390.39       632       75.7
400,000.01 - 450,000.00 ......        71      30,276,264        5.89       426,426     7.266      398.32       636       77.0
450,000.01 - 500,000.00 ......        56      26,674,286        5.19       476,327     6.893      394.20       652       75.8
500,000.01 - 550,000.00 ......        23      12,091,408        2.35       525,713     7.241      411.17       640       80.1
550,000.01 - 600,000.00 ......        22      12,716,534        2.47       578,024     6.742      362.05       652       67.8
600,000.01 - 650,000.00 ......         8       5,082,033        0.99       635,254     7.435      405.17       665       75.9
650,000.01 - 700,000.00 ......         2       1,369,518        0.27       684,759     7.701      359.51       647       70.8
700,000.01 - 750,000.00 ......         7       5,175,589        1.01       739,370     6.875      375.83       676       69.0
750,000.01 - 800,000.00 ......         1         794,052        0.15       794,052     6.650      359.00       645       85.0
800,000.01 - 850,000.00 ......         1         832,500        0.16       832,500     6.250      360.00       755       90.0
Greater than 900,000.00 ......         1         937,500        0.18       937,500     7.500      480.00       589       75.0
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     2,474    $514,447,329      100.00%
                                   =====    ============      ======

                                      A-2

  STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
STATE                             LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Alabama ......................        41    $  4,661,547       0.91%      $113,696    8.949%      355.46       586       84.6%
Alaska .......................         5       1,255,693       0.24        251,139    8.000       349.49       580       80.6
Arizona ......................        81      15,279,832       2.97        188,640    7.667       385.51       613       73.1
Arkansas .....................        10       1,091,086       0.21        109,109    8.672       359.88       619       85.2
California ...................       567     173,256,652      33.68        305,567    6.969       395.06       643       70.5
Colorado .....................        20       4,663,803       0.91        233,190    7.187       387.38       660       78.9
Connecticut ..................        33       7,212,081       1.40        218,548    7.909       361.53       608       73.4
Delaware .....................         8       1,561,049       0.30        195,131    8.486       348.21       597       82.4
District of Columbia .........         2         424,482       0.08        212,241    6.691       358.59       571       60.4
Florida ......................       333      61,466,013      11.95        184,583    7.679       371.14       608       73.2
Georgia ......................        58       9,216,174       1.79        158,900    8.517       368.97       612       81.9
Hawaii .......................        23       6,938,521       1.35        301,675    6.950       388.54       643       73.1
Idaho ........................        19       2,978,970       0.58        156,788    7.856       376.71       637       79.3
Illinois .....................        67      12,063,107       2.34        180,046    8.325       363.42       588       77.0
Indiana ......................        18       1,891,352       0.37        105,075    9.023       352.74       598       82.0
Iowa .........................        10       1,243,158       0.24        124,316    8.948       369.31       594       78.8
Kansas .......................         9       1,573,615       0.31        174,846    8.661       368.86       608       78.4
Kentucky .....................        10       1,083,053       0.21        108,305    8.396       328.57       611       81.6
Louisiana ....................        24       2,717,379       0.53        113,224    8.740       364.33       599       79.5
Maine ........................        18       2,448,915       0.48        136,051    7.539       383.14       605       79.4
Maryland .....................        60      12,204,297       2.37        203,405    7.994       386.56       596       75.7
Massachusetts ................        53      12,648,920       2.46        238,659    7.634       395.12       588       71.2
Michigan .....................        31       3,681,455       0.72        118,757    9.297       363.60       590       81.8
Minnesota ....................        21       3,207,061       0.62        152,717    8.252       378.93       614       79.0
Mississippi ..................         9         875,514       0.17         97,279    8.778       351.48       615       83.1
Missouri .....................        36       4,490,862       0.87        124,746    8.366       366.51       601       80.9
Montana ......................         5         724,884       0.14        144,977    8.146       359.92       610       74.5
Nebraska .....................         5         448,832       0.09         89,766    9.299       384.27       582       83.7
Nevada .......................        44      10,362,536       2.01        235,512    7.560       389.85       619       77.3
New Hampshire ................        22       4,779,219       0.93        217,237    7.224       359.49       610       74.5
New Jersey ...................        48      10,352,037       2.01        215,667    8.466       372.21       599       73.7
New Mexico ...................        19       3,194,597       0.62        168,137    8.639       348.75       582       74.8
New York .....................       115      30,483,517       5.93        265,074    7.667       379.05       603       71.3
North Carolina ...............        27       4,161,939       0.81        154,146    8.634       340.29       610       79.1
Ohio .........................        34       4,103,136       0.80        120,680    8.419       386.80       604       83.0
Oklahoma .....................        19       2,301,267       0.45        121,119    9.050       364.90       605       82.4
Oregon .......................        49       9,605,433       1.87        196,029    7.841       394.86       625       80.4
Pennsylvania .................        64       9,153,840       1.78        143,029    8.486       369.00       602       79.7
Rhode Island .................         3         395,902       0.08        131,967    7.106       324.49       561       63.7
South Carolina ...............         9       1,128,823       0.22        125,425    8.728       359.33       615       78.3
South Dakota .................         1         114,400       0.02        114,400    8.000       360.00       641       63.6
Tennessee ....................        41       6,490,884       1.26        158,314    8.461       363.33       617       83.7
Texas ........................       196      26,139,547       5.08        133,365    8.390       356.28       609       80.0
Utah .........................        18       3,099,060       0.60        172,170    7.856       398.63       608       82.9
Vermont ......................         8       1,152,591       0.22        144,074    8.171       381.62       619       77.0
Virginia .....................        73      15,594,298       3.03        213,621    7.484       383.77       614       74.4
Washington ...................        77      16,840,313       3.27        218,705    7.552       386.11       627       77.5
West Virginia ................        12       1,168,116       0.23         97,343    9.788       385.94       603       84.7
Wisconsin ....................        12       1,712,608       0.33        142,717    8.543       340.08       600       80.9
Wyoming ......................         7         804,961       0.16        114,994    8.625       378.40       623       79.6
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg. ......     2,474    $514,447,329     100.00%
                                   =====    ============     ======

                                       A-3

               LOAN-TO-VALUE RATIOS FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF LOAN-TO-VALUE           MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
RATIOS (%)                        LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less ................       186    $ 31,530,654       6.13%      $169,520    7.268%      362.84       624       41.0%
50.01 - 55.00 ................       104      20,903,718       4.06        200,997    7.193       384.76       606       52.5
55.01 - 60.00 ................       126      25,280,704       4.91        200,641    7.073       365.47       611       57.6
60.01 - 65.00 ................       179      41,358,791       8.04        231,055    7.081       376.58       621       63.1
65.01 - 70.00 ................       233      52,789,506      10.26        226,564    7.415       377.03       614       68.3
70.01 - 75.00 ................       273      62,881,238      12.22        230,334    7.457       387.38       616       73.5
75.01 - 80.00 ................       594     119,184,066      23.17        200,647    7.739       382.95       625       79.1
80.01 - 85.00 ................       289      63,669,792      12.38        220,311    7.864       385.48       613       84.0
85.01 - 90.00 ................       362      77,516,531      15.07        214,134    7.931       386.46       627       89.3
90.01 - 95.00 ................        80      13,392,342       2.60        167,404    8.768       388.56       622       94.1
95.01 - 100.00 ...............        48       5,939,988       1.15        123,750    9.408       359.16       639       99.8
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg. ......     2,474    $514,447,329     100.00%
                                   =====    ============     ======

                                       A-4

              CURRENT MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                             PERCENT OF               WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      AVERAGE    AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       BUREAU      VALUE
RATES (%)                          LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE    RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   ----------   --------

 5.501 -  6.000...............        73     $ 23,001,494       4.47%      $315,089     5.997%     371.37        710        65.7%
 6.001 -  6.500...............       235       70,933,663      13.79        301,845     6.312      385.03        668        69.3
 6.501 -  7.000...............       372       92,705,645      18.02        249,209     6.821      375.64        623        71.2
 7.001 -  7.500...............       362       79,957,154      15.54        220,876     7.355      384.74        615        73.1
 7.501 -  8.000...............       523      108,462,576      21.08        207,385     7.797      384.89        612        76.3
 8.001 -  8.500...............       279       50,359,670       9.79        180,501     8.312      382.07        600        78.8
 8.501 -  9.000...............       225       36,437,093       7.08        161,943     8.774      383.91        591        79.3
 9.001 -  9.500...............       130       18,087,925       3.52        139,138     9.329      372.62        581        78.8
 9.501 - 10.000...............       100       13,123,533       2.55        131,235     9.805      367.45        584        80.9
10.001 - 10.500...............        56        6,804,655       1.32        121,512    10.317      373.63        557        78.4
10.501 - 11.000...............        50        6,446,892       1.25        128,938    10.828      367.55        563        80.6
11.001 - 11.500...............        29        4,070,321       0.79        140,356    11.332      398.18        553        80.6
11.501 - 12.000...............        24        2,434,848       0.47        101,452    11.805      372.43        585        85.2
12.001 - 12.500...............         8          958,091       0.19        119,761    12.258      398.68        566        90.4
12.501 - 13.000...............         5          479,219       0.09         95,844    12.733      359.76        561        93.3
13.001 - 13.500...............         1           60,800       0.01         60,800    13.500      360.00        587        95.0
13.501 - 14.000...............         1           52,500       0.01         52,500    14.000      360.00        642       100.0
Greater than 14.000...........         1           71,250       0.01         71,250    14.900      360.00        542        95.0
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg........     2,474     $514,447,329     100.00%
                                   =====     ============     ======

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                             PERCENT OF               WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      AVERAGE    AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       BUREAU      VALUE
MORTGAGED PROPERTY TYPE            LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE    RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   ----------   --------

Single Family Residence.......     2,007     $409,384,559      79.58%      $203,978    7.618%      379.54        620        74.4%
Planned Unit Development......       298       68,986,233      13.41        231,497    7.601       386.57        621        76.1
Low-Rise Condominium..........        95       17,796,443       3.46        187,331    7.647       385.49        630        73.9
Two Family Home...............        44       10,205,851       1.98        231,951    7.842       392.18        592        65.7
Three Family Home.............        11        3,226,456       0.63        293,314    7.879       376.05        631        67.6
Four Family Home..............         7        1,966,437       0.38        280,920    7.668       393.77        598        68.2
Manufactured Housing(1).......         8        1,672,914       0.33        209,114    8.447       386.82        633        72.1
High-Rise Condominium.........         4        1,208,437       0.23        302,109    7.534       408.19        642        70.0
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg........     2,474     $514,447,329     100.00%
                                   =====     ============     ======

----------
(1) Treated as real property.

                                       A-5

                  LOAN PURPOSES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
LOAN PURPOSE                      LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Refinance - Cash Out..........     1,962    $424,775,435      82.57%      $216,501     7.543%     381.39       616       73.3%
Purchase......................       281      49,017,020       9.53        174,438     8.333      381.87       646       82.0
Refinance - Rate/Term.........       231      40,654,874       7.90        175,995     7.627      376.72       632       75.6
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     2,474    $514,447,329     100.00%
                                   =====    ============     ======

                 OCCUPANCY TYPES FOR THE GROUP 1 MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                           PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
OCCUPANCY TYPE                    LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Owner Occupied................     2,404    $504,388,114       98.04%     $209,812     7.609%     381.24       620       74.3%
Investment Property...........        56       7,820,322        1.52       139,649     8.415      370.89       651       76.2
Second Home...................        14       2,238,893        0.44       159,921     8.474      377.62       619       71.0
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg........     2,474    $514,447,329      100.00%
                                   =====    ============      ======

----------
(1)  Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

        REMAINING TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF REMAINING TERMS         MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                          LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

121 - 180.....................        66    $  8,753,543        1.70%     $132,629    7.664%      179.46       602       64.7%
181 - 300.....................         4         357,747        0.07        89,437    8.545       239.11       614       80.8
301 - 360.....................     1,987     399,184,974       77.59       200,898    7.629       359.48       621       74.1
Greater than 360..............       417     106,151,065       20.63       254,559    7.605       479.36       617       76.1
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg........     2,474    $514,447,329      100.00%
                                   =====    ============      ======

                                       A-6

             LOAN DOCUMENTATION TYPES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                           PERCENT OF                WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
LOAN DOCUMENTATION TYPE           LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Full Documentation............     1,875    $379,153,390       73.70%     $202,215    7.502%      381.93       619       75.5%
Stated Income.................       599     135,293,939       26.30       225,866    7.970       378.66       622       71.2
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg........     2,474    $514,447,329      100.00%
                                   =====    ============      ======

           CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF CREDIT BUREAU           MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
RISK SCORES                       LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

801 - 820.....................         4    $    840,464       0.16%      $210,116     6.311%     359.93       805       62.2%
781 - 800.....................        22       7,995,532       1.55        363,433     6.203      374.64       791       68.3
761 - 780.....................        27       7,716,073       1.50        285,780     6.581      403.75       768       66.7
741 - 760.....................        28       9,804,263       1.91        350,152     6.386      373.98       750       74.1
721 - 740.....................        28       8,292,094       1.61        296,146     6.668      372.82       729       75.3
701 - 720.....................        55      14,312,460       2.78        260,227     6.844      385.28       710       72.5
681 - 700.....................        84      20,676,542       4.02        246,149     6.930      380.81       690       72.9
661 - 680.....................       174      42,139,601       8.19        242,182     7.196      384.64       670       77.0
641 - 660.....................       268      59,619,043      11.59        222,459     7.411      377.09       650       77.5
621 - 640.....................       319      68,718,601      13.36        215,419     7.530      383.19       630       75.8
601 - 620.....................       370      73,181,748      14.23        197,789     7.611      377.14       610       75.6
581 - 600.....................       345      65,267,312      12.69        189,181     7.835      380.03       591       75.5
561 - 580.....................       269      50,018,508       9.72        185,942     8.009      382.12       571       74.2
541 - 560.....................       249      45,942,426       8.93        184,508     8.189      389.35       551       70.2
521 - 540.....................       130      23,255,716       4.52        178,890     8.696      378.55       530       69.8
501 - 520.....................       102      16,666,945       3.24        163,401     8.878      374.92       511       68.2
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     2,474    $514,447,329     100.00%
                                   =====    ============     ======

----------
(1)  The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 1 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                       A-7

             CREDIT GRADE CATEGORIES FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                             PERCENT OF               WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     AVERAGE      AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        BUREAU       VALUE
CREDIT GRADE CATEGORY              LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE     RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   ----------   --------

A  ...........................     1,790     $384,668,433      74.77%      $214,899    7.517%      381.59        630        75.3%
A- ...........................       137       28,782,441       5.59        210,091    7.788       384.01        590        73.1
B  ...........................       244       46,906,904       9.12        192,241    7.971       381.94        587        71.9
C  ...........................       173       32,445,631       6.31        187,547    8.001       377.48        587        69.1
C- ...........................       117       20,074,670       3.90        171,578    7.981       374.26        598        72.5
D  ...........................        13        1,569,251       0.31        120,712    8.623       334.84        582        60.0
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg........     2,474     $514,447,329     100.00%
                                   =====     ============     ======

            PREPAYMENT PENALTY PERIODS FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                             PERCENT OF               WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      AVERAGE     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
PREPAYMENT PENALTY PERIOD        MORTGAGE       BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       BUREAU       VALUE
(MONTHS)                           LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE     RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   ----------   --------

0  ...........................       482     $ 84,046,247      16.34%      $174,370    8.390%      366.96        602        77.3%
12 ...........................       138       34,464,252       6.70        249,741    7.723       380.19        606        72.0
24 ...........................        76       15,275,722       2.97        200,996    8.083       389.05        607        74.1
36 ...........................       400       78,374,209      15.23        195,936    7.754       385.45        615        74.7
42 ...........................         4          584,379       0.11        146,095    8.437       401.73        617        82.1
60 ...........................     1,374      301,702,520      58.65        219,580    7.343       383.51        629        73.7
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg........     2,474     $514,447,329     100.00%
                                   =====     ============     ======

              INTEREST ONLY PERIODS FOR THE GROUP 1 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                             PERCENT OF               WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      AVERAGE     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       BUREAU       VALUE
INTEREST ONLY PERIOD (MONTHS)      LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE     RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   ----------   --------

0  ...........................     2,331     $475,567,581      92.44%      $204,019    7.655%      382.81        619        74.0%
60 ...........................       143       38,879,748       7.56        271,886    7.262       359.70        637        79.0
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg........     2,474     $514,447,329     100.00%
                                   =====     ============     ======

                                       A-8

                             GROUP 2 MORTGAGE LOANS

              MORTGAGE LOAN PROGRAMS FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                             PERCENT OF               WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      AVERAGE     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       BUREAU       VALUE
MORTGAGE LOAN PROGRAM              LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE     RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   ----------   --------

30-Year-6-month LIBOR.........        16     $  4,506,418       1.38%      $281,651    7.413%      359.75        567        76.5%
2/28-6-month LIBOR............       897      139,171,329      42.56        155,152    8.823       359.77        586        79.5
2/38-6-month LIBOR............       244       52,327,555      16.00        214,457    8.621       479.80        580        76.4
2/28-6-month LIBOR - 24-month
   Interest Only..............         1          170,653       0.05        170,653    8.350       358.00        661       100.0
2/28-6-month LIBOR - 60-month
   Interest Only..............       117       25,802,826       7.89        220,537    7.641       359.91        660        82.0
3/27-6-month LIBOR............        31        5,593,133       1.71        180,424    8.431       359.39        588        80.9
3/37-6-month LIBOR............         7        1,389,150       0.42        198,450    7.215       480.00        583        72.5
3/27-6-month LIBOR - 60-month
   Interest Only..............         5        1,264,000       0.39        252,800    7.249       360.00        646        78.8
5/25-6-month LIBOR............         8        1,511,153       0.46        188,894    7.618       359.37        594        78.9
5/35-6-month LIBOR............         4        1,394,000       0.43        348,500    6.969       480.00        581        74.1
15-Year Fixed.................        23        2,377,542       0.73        103,371    7.795       178.59        584        62.2
15-Year Fixed - Credit
   Comeback...................         3          323,633       0.10        107,878    8.307       177.46        639        69.9
20-Year Fixed.................         3          256,032       0.08         85,344    8.830       239.59        614        82.8
30-Year Fixed.................       404       67,261,124      20.57        166,488    7.931       358.34        610        75.4
30-Year Fixed - Credit
   Comeback...................        45        7,518,880       2.30        167,086    8.547       357.63        600        75.5
40-Year Fixed.................        74       15,541,823       4.75        210,025    7.696       479.17        624        78.6
40-Year Fixed - Credit
   Comeback...................         4          575,021       0.18        143,755    8.158       478.89        624        77.4
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg........     1,886     $326,984,273     100.00%
                                   =====     ============     ======

        ORIGINAL TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      AVERAGE     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
                                 MORTGAGE       BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        BUREAU       VALUE
ORIGINAL TERM (MONTHS)             LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE     (MONTHS)    RISK SCORE     RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   ----------   --------

ARM 360.......................     1,075     $178,019,511      54.44%      $165,600    8.582%      359.77        597        79.9%
ARM 480.......................       255       55,110,705      16.85        216,120    8.544       479.81        581        76.2
Fixed 180.....................        26        2,701,175       0.83        103,891    7.857       178.46        591        63.1
Fixed 240.....................         3          256,032       0.08         85,344    8.830       239.59        614        82.8
Fixed 360.....................       449       74,780,005      22.87        166,548    7.992       358.27        609        75.4
Fixed 480.....................        78       16,116,844       4.93        206,626    7.712       479.16        624        78.5
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg........     1,886     $326,984,273     100.00%
                                   =====     ============     ======

                                       A-9

         MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                             PERCENT OF               WEIGHTED   WEIGHTED     WEIGHTED    WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      AVERAGE     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     CREDIT     LOAN-TO-
RANGE OF MORTGAGE LOAN            MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       BUREAU       VALUE
PRINCIPAL BALANCES ($)             LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE     RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   ----------   --------

 25,000.01 -  50,000.00.......        13     $    627,590       0.19%      $ 48,276    10.139%     332.31        580        64.1%
 50,000.01 -  75,000.00.......       198       12,656,579       3.87         63,922     9.751      359.97        597        79.9
 75,000.01 - 100,000.00.......       213       18,677,616       5.71         87,688     8.958      363.49        602        79.9
100,000.01 - 150,000.00.......       490       61,281,424      18.74        125,064     8.737      371.05        595        78.2
150,000.01 - 200,000.00.......       336       58,395,659      17.86        173,797     8.346      385.50        600        77.9
200,000.01 - 250,000.00.......       260       58,140,497      17.78        223,617     8.115      389.23        599        77.6
250,000.01 - 300,000.00.......       189       51,438,674      15.73        272,162     8.169      389.85        599        77.9
300,000.01 - 350,000.00.......       103       33,015,389      10.10        320,538     8.138      392.23        596        77.8
350,000.01 - 400,000.00.......        66       24,865,033       7.60        376,743     8.054      396.01        603        77.4
400,000.01 - 450,000.00.......        14        5,848,117       1.79        417,723     7.921      411.16        592        78.9
450,000.01 - 500,000.00.......         2          923,750       0.28        461,875     8.280      419.11        561        70.1
500,000.01 - 550,000.00.......         1          513,946       0.16        513,946     7.950      357.00        749        79.2
550,000.01 - 600,000.00.......         1          600,000       0.18        600,000     8.650      480.00        571        80.0
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg........     1,886     $326,984,273     100.00%
                                   =====     ============     ======

                                      A-10

  STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
STATE                              LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

Alabama.......................        24     $  2,773,026        0.85%     $115,543     8.855%     352.66       605       82.0%
Alaska........................         8        1,673,742        0.51       209,218     8.610      389.09       603       82.4
Arizona.......................       101       18,495,406        5.66       183,123     8.396      393.78       601       78.8
Arkansas......................         9          976,984        0.30       108,554     9.167      357.86       593       87.5
California....................       197       53,138,854       16.25       269,740     7.792      404.65       598       73.4
Colorado......................        18        3,178,748        0.97       176,597     8.375      378.56       617       85.4
Connecticut...................        29        5,116,910        1.56       176,445     8.651      378.20       591       78.7
Delaware......................         3          485,955        0.15       161,985     9.727      358.71       573       85.5
District of Columbia..........         4          757,453        0.23       189,363     8.291      358.36       579       55.3
Florida.......................       210       39,175,868       11.98       186,552     8.124      384.46       596       77.3
Georgia.......................        92       13,292,185        4.07       144,480     9.188      375.10       598       83.1
Hawaii........................         7        2,729,222        0.83       389,889     7.767      415.30       618       79.1
Idaho.........................        15        2,501,811        0.77       166,787     8.511      371.67       588       82.2
Illinois......................       134       23,184,217        7.09       173,017     8.787      380.12       609       78.5
Indiana.......................        44        4,250,434        1.30        96,601     9.657      376.64       585       83.4
Iowa..........................         8          784,012        0.24        98,001     8.974      359.37       614       81.1
Kansas........................        14        1,543,093        0.47       110,221     9.427      365.20       605       80.8
Kentucky......................        22        2,070,599        0.63        94,118     9.336      378.54       602       84.4
Louisiana.....................        12        1,346,788        0.41       112,232     8.997      349.95       599       79.7
Maine.........................         2          230,778        0.07       115,389     8.036      357.00       582       82.7
Maryland......................        51       11,553,057        3.53       226,531     8.088      375.60       597       78.2
Massachusetts.................        42        9,346,034        2.86       222,525     8.069      375.39       595       74.7
Michigan......................        68        7,679,492        2.35       112,934     8.772      365.93       610       81.8
Minnesota.....................        20        3,701,338        1.13       185,067     8.642      387.68       611       82.8
Mississippi...................        10        1,026,826        0.31       102,683     9.362      383.53       571       83.4
Missouri......................        31        3,715,814        1.14       119,865     8.900      368.32       599       80.4
Montana.......................         4          593,277        0.18       148,319     8.635      358.07       559       83.1
Nebraska......................         6          677,687        0.21       112,948     8.397      359.61       645       81.0
Nevada........................        30        6,336,691        1.94       211,223     7.889      386.06       618       78.9
New Hampshire.................         6        1,239,100        0.38       206,517     7.420      374.53       593       78.5
New Jersey....................        55       12,387,653        3.79       225,230     8.609      380.55       584       75.2
New Mexico....................        16        2,116,164        0.65       132,260     8.969      383.37       599       79.8
New York......................        62       13,584,142        4.15       219,099     7.796      375.05       605       70.3
North Carolina................        38        4,723,979        1.44       124,315     8.900      368.87       598       80.4
North Dakota..................         1          134,550        0.04       134,550    11.800      360.00       528       90.0
Ohio..........................        44        4,834,558        1.48       109,876     9.109      389.50       594       82.0
Oklahoma......................        14          981,061        0.30        70,076     9.557      350.11       591       84.2
Oregon........................        32        6,150,863        1.88       192,214     8.131      417.90       608       80.5
Pennsylvania..................        51        6,777,643        2.07       132,895     8.976      363.96       577       80.4
Rhode Island..................         6        1,238,944        0.38       206,491     7.844      384.47       602       72.3
South Carolina................        16        1,855,133        0.57       115,946     8.905      359.23       595       83.8
South Dakota..................         1          140,000        0.04       140,000    10.250      360.00       564       80.0
Tennessee.....................        27        3,738,212        1.14       138,452     9.356      375.93       600       85.0
Texas.........................       144       16,112,441        4.93       111,892     8.768      356.11       598       81.4
Utah..........................        17        3,032,676        0.93       178,393     8.346      401.82       611       80.9
Vermont.......................         5          881,936        0.27       176,387     7.963      358.87       587       80.9
Virginia......................        51       10,575,413        3.23       207,361     8.300      388.38       580       77.6
Washington....................        59       11,328,013        3.46       192,000     8.259      408.58       605       78.6
West Virginia.................         9          899,668        0.28        99,963     8.706      367.58       570       79.2
Wisconsin.....................        15        1,673,023        0.51       111,535     8.773      340.17       595       80.1
Wyoming.......................         2          242,800        0.07       121,400     7.980      360.00       646       85.6
                                 ---------   ------------   -----------
      Total/Avg./Wtd. Avg.....     1,886     $326,984,273      100.00%
                                 =========   ============   ===========

                                      A-11

               LOAN-TO-VALUE RATIOS FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE TO LOAN-TO-VALUE            MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RATIOS (%)                         LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................        57     $  8,136,223        2.49%     $142,741     8.076%     353.43       591        40.9%
50.01 - 55.00.................        37        7,704,437        2.36       208,228     8.225      414.88       557        52.6
55.01 - 60.00.................        43        7,090,530        2.17       164,896     8.055      366.68       584        58.1
60.01 - 65.00.................        78       15,895,000        4.86       203,782     7.973      394.55       582        63.4
65.01 - 70.00.................       134       26,704,900        8.17       199,290     8.112      392.11       576        68.4
70.01 - 75.00.................       205       38,578,697       11.80       188,189     8.230      385.83       579        73.9
75.01 - 80.00.................       709      113,740,473       34.78       160,424     8.460      383.46       609        79.6
80.01 - 85.00.................       229       42,953,676       13.14       187,571     8.463      385.97       594        84.3
85.01 - 90.00.................       280       51,551,639       15.77       184,113     8.470      382.02       613        89.5
90.01 - 95.00.................        89       11,954,667        3.66       134,322     9.163      367.11       611        94.6
95.01 - 100.00................        25        2,674,030        0.82       106,961     9.325      363.12       645       100.0
                                 ---------   ------------   -----------
   Total/Avg./Wtd. Avg........     1,886     $326,984,273      100.00%
                                 =========   ============   ===========

              CURRENT MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RATES (%)                          LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

  5.001 -  5.500..............         1     $    150,000        0.05%     $150,000     5.125%     480.00       553       57.7%
  5.501 -  6.000..............        10        2,444,013        0.75       244,401     5.910      379.94       657       75.1
  6.001 -  6.500..............        56       13,425,589        4.11       239,743     6.372      389.28       648       74.6
  6.501 -  7.000..............       153       34,489,761       10.55       225,423     6.833      375.16       616       74.7
  7.001 -  7.500..............       171       34,342,722       10.50       200,835     7.328      377.82       615       76.4
  7.501 -  8.000..............       303       58,054,902       17.75       191,600     7.806      387.33       611       77.1
  8.001 -  8.500..............       252       44,732,130       13.68       177,508     8.297      381.43       601       78.9
  8.501 -  9.000..............       323       52,049,226       15.92       161,143     8.802      392.18       593       79.7
  9.001 -  9.500..............       170       26,930,389        8.24       158,414     9.317      385.67       573       78.5
  9.501 - 10.000..............       202       27,941,033        8.55       138,322     9.786      387.79       574       80.4
 10.001 - 10.500..............        98       14,617,121        4.47       149,154    10.326      381.11       562       79.1
 10.501 - 11.000..............        88       11,367,385        3.48       129,175    10.758      378.71       562       81.3
 11.001 - 11.500..............        27        2,426,387        0.74        89,866    11.305      372.31       550       80.2
 11.501 - 12.000..............        22        2,799,110        0.86       127,232    11.811      359.48       566       81.5
 12.001 - 12.500..............         6          592,104        0.18        98,684    12.294      359.80       559       82.1
 12.501 - 13.000..............         3          257,900        0.08        85,967    12.625      360.00       540       79.7
 13.001 - 13.500..............         1          364,500        0.11       364,500    13.500      360.00       531       90.0
                                 ---------   ------------   -----------
   Total/Avg./Wtd. Avg........     1,886     $326,984,273      100.00%
                                 =========   ============   ===========

                                      A-12

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGED PROPERTY TYPE            LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

Single Family Residence.......     1,506     $251,968,327       77.06%     $167,310     8.382%     384.59       597       78.0%
Planned Unit Development......       240       47,993,524       14.68       199,973     8.393      382.23       595       79.3
Low-Rise Condominium..........        90       16,605,415        5.08       184,505     8.407      382.15       622       78.6
Two Family Home...............        37        7,407,726        2.27       200,209     8.582      382.86       602       72.2
Three Family Home.............         7        2,271,416        0.69       324,488     8.587      382.77       612       71.2
High-Rise Condominium.........         5          628,867        0.19       125,773     8.888      360.00       631       73.5
Four Family Home..............         1          108,997        0.03       108,997     7.500      177.00       512       18.8
                                 ---------   ------------   -----------
   Total/Avg./Wtd. Avg.....        1,886     $326,984,273      100.00%
                                 =========   ============   ===========

                  LOAN PURPOSES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
LOAN PURPOSE                       LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

Refinance - Cash Out .........     1,229     $239,693,234       73.30%     $195,031     8.269%     386.54       591       76.6%
Purchase .....................       538       69,213,501       21.17       128,650     8.875      375.52       621       82.8
Refinance - Rate/Term ........       119       18,077,538        5.53       151,912     8.172      381.98       611       79.0
                                 ---------   ------------   -----------
   Total/Avg./Wtd. Avg........     1,886     $326,984,273      100.00%
                                 =========   ============   ===========

                 OCCUPANCY TYPES FOR THE GROUP 2 MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
OCCUPANCY TYPE                     LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

Owner Occupied ...............     1,848     $320,780,451       98.10%     $173,582     8.388%     384.06       598       78.1%
Investment Property ..........        35        5,500,690        1.68       157,163     8.566      380.77       646       75.2
Second Home ..................         3          703,131        0.22       234,377     8.854      360.00       548       69.6
                                 ---------   ------------   -----------
   Total/Avg./Wtd. Avg........     1,886     $326,984,273      100.00%
                                 =========   ============   ===========

----------
(1)  Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                      A-13

        REMAINING TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                   NUMBER      AGGREGATE     AGGREGATE      AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                     OF        PRINCIPAL     PRINCIPAL      CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF REMAINING TERMS          MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                           LOANS      OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ----------   --------   ---------   --------   --------

121 - 180 ....................        26     $  2,701,175       0.83%      $103,891      7.857%     178.46       591       63.1%
181 - 300 ....................         3          256,032       0.08         85,344      8.830      239.59       614       82.8
301 - 360 ....................     1,524      252,799,516      77.31        165,879      8.407      359.33       601       78.5
Greater than 360 .............       333       71,227,549      21.78        213,897      8.356      479.67       590       76.8
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg .......     1,886     $326,984,273     100.00%
                                   =====     ============     ======

             LOAN DOCUMENTATION TYPES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                   NUMBER      AGGREGATE     AGGREGATE      AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                     OF        PRINCIPAL     PRINCIPAL      CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
LOAN DOCUMENTATION TYPE            LOANS      OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ----------   --------   ---------   --------   --------

Full Documentation ...........     1,288     $208,465,309      63.75%      $161,852     8.261%      379.69       593       79.0%
Stated Income ................       598      118,518,964      36.25        198,192     8.622       391.45       607       76.3
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg .......     1,886     $326,984,273     100.00%
                                   =====     ============     ======

           CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                   NUMBER      AGGREGATE     AGGREGATE      AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                     OF        PRINCIPAL     PRINCIPAL      CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF CREDIT BUREAU            MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RISK SCORES                        LOANS      OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ----------   --------   ---------   --------   --------

781 - 800 ....................         2     $    493,180       0.15%      $246,590     7.040%      456.23       791       80.8%
761 - 780 ....................         8        1,886,050       0.58        235,756     6.944       384.30       772       76.3
741 - 760 ....................        10        2,548,070       0.78        254,807     7.233       384.50       749       78.6
721 - 740 ....................        21        3,309,858       1.01        157,612     7.672       377.16       729       79.6
701 - 720 ....................        18        3,181,562       0.97        176,753     7.677       379.64       709       80.1
681 - 700 ....................        56        9,295,623       2.84        165,993     7.723       367.97       690       79.5
661 - 680 ....................       105       18,836,906       5.76        179,399     7.835       376.44       669       81.7
641 - 660 ....................       188       34,113,631      10.43        181,455     7.981       379.99       649       81.9
621 - 640 ....................       243       41,295,754      12.63        169,941     8.105       377.89       631       79.6
601 - 620 ....................       237       40,139,380      12.28        169,364     8.119       390.24       610       78.9
581 - 600 ....................       265       41,052,277      12.55        154,914     8.423       381.66       589       76.8
561 - 580 ....................       241       41,701,755      12.75        173,036     8.533       387.04       570       78.6
541 - 560 ....................       186       34,573,107      10.57        185,877     8.729       387.16       550       76.6
521 - 540 ....................       182       32,978,145      10.09        181,199     9.239       392.75       531       74.1
501 - 520 ....................       120       20,903,770       6.39        174,198     9.198       381.54       511       72.6
500 or Less ..................         4          675,205       0.21        168,801     9.782       438.86       500       69.3
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg .......     1,886     $326,984,273     100.00%
                                   =====     ============     ======

----------
(1)  The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 2 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                      A-14

             CREDIT GRADE CATEGORIES FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                            PERCENT OF                 WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                   NUMBER      AGGREGATE     AGGREGATE      AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                     OF        PRINCIPAL     PRINCIPAL      CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CREDIT GRADE CATEGORY              LOANS      OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ----------   --------   ---------   --------   --------

A ............................     1,336     $230,907,223      70.62%      $172,835     8.266%      384.50       608        79.3%
A- ...........................        86       15,246,421       4.66        177,284     8.437       379.01       575        75.7
B ............................       205       38,651,665      11.82        188,545     8.786       390.52       566        75.1
C ............................       144       25,027,107       7.65        173,799     8.720       372.73       572        72.2
C- ...........................       103       14,916,607       4.56        144,821     8.571       383.06       600        79.4
D ............................        12        2,235,250       0.68        186,271     9.412       379.71       556        64.8
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg .......     1,886     $326,984,273     100.00%
                                   =====     ============     ======

            PREPAYMENT PENALTY PERIODS FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                   NUMBER      AGGREGATE     AGGREGATE      AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                     OF        PRINCIPAL     PRINCIPAL      CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
PREPAYMENT PENALTY PERIOD         MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                           LOANS      OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ----------   --------   ---------   --------   --------

 0 ...........................       601     $100,434,712      30.72%      $167,113     8.726%      374.03       599       78.7%
12 ...........................        87       17,889,213       5.47        205,623     8.041       372.81       601       71.3
24 ...........................       897      154,834,738      47.35        172,614     8.444       391.63       593       79.1
28 ...........................         1          104,500       0.03        104,500     7.650       360.00       687       77.4
30 ...........................         2          358,357       0.11        179,179     8.976       358.44       616       76.2
36 ...........................       298       53,362,753      16.32        179,070     7.727       384.31       613       75.8
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg .......     1,886     $326,984,273     100.00%
                                   =====     ============     ======

                 MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 2
       ADJUSTABLE RATE MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL

                            WEIGHTED                                                                           WEIGHTED
                             AVERAGE                             PERCENT OF               WEIGHTED   WEIGHTED   AVERAGE  WEIGHTED
                            MONTHS TO               AGGREGATE     AGGREGATE     AVERAGE    AVERAGE   AVERAGE    CREDIT    AVERAGE
                              NEXT     NUMBER OF    PRINCIPAL     PRINCIPAL     CURRENT     GROSS   REMAINING   BUREAU   LOAN-TO-
RANGE OF MONTHS TO         ADJUSTMENT   MORTGAGE     BALANCE       BALANCE     PRINCIPAL  MORTGAGE     TERM      RISK      VALUE
NEXT ADJUSTMENT DATE          DATE       LOANS     OUTSTANDING   OUTSTANDING    BALANCE     RATE     (MONTHS)    SCORE     RATIO
-------------------------  ----------  ---------  ------------  -------------  ---------  --------  ---------  --------  --------

0 - 6 ...................       6           16    $  4,506,418       1.93%      $281,651   7.413%    359.75       567      76.5%
19 - 24 .................      24        1,259     217,472,362      93.28        172,734   8.634     388.67       594      79.1
32 - 37 .................      36           43       8,246,283       3.54        191,774   8.045     379.80       596      79.2
38 or More ..............      60           12       2,905,153       1.25        242,096   7.306     417.25       587      76.6
                                         -----    ------------     ------
   Total/Avg./Wtd. Avg ..                1,330    $233,130,216     100.00%
                                         =====    ============     ======

                                      A-15

          GROSS MARGINS FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                   NUMBER      AGGREGATE     AGGREGATE      AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                     OF        PRINCIPAL     PRINCIPAL      CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF GROSS                    MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MARGINS (%)                        LOANS      OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ----------   --------   ---------   --------   --------

3.001 - 4.000 ................         7     $  1,668,154       0.72%      $238,308     8.980%      380.42       592       73.6%
4.001 - 5.000 ................        56        9,483,033       4.07        169,340     8.304       376.86       616       77.3
5.001 - 6.000 ................       192       35,276,259      15.13        183,731     8.088       388.68       613       77.2
6.001 - 7.000 ................       652      112,335,643      48.19        172,294     8.416       385.34       592       79.2
7.001 - 8.000 ................       423       74,367,127      31.90        175,809     9.065       393.75       582       80.0
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg .......     1,330     $233,130,216     100.00%
                                   =====     ============     ======

----------
(1)  The weighted average Gross Margin for the Group 2 Adjustable Rate Mortgage
     Loans in the Statistical Calculation Pool as of the Cut-off Date was
     approximately 6.640%.

      MAXIMUM MORTGAGE RATES FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                             PERCENT OF                WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                   NUMBER      AGGREGATE     AGGREGATE      AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                     OF        PRINCIPAL     PRINCIPAL      CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MAXIMUM                  MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                 LOANS      OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ----------   --------   ---------   --------   --------

12.001 - 12.500 ..............         3     $    620,000       0.27%      $206,667      6.167%     389.03       677         79.8%
12.501 - 13.000 ..............        13        3,061,173       1.31        235,475      6.164      383.95       636         74.9
13.001 - 13.500 ..............        38        8,834,289       3.79        232,481      6.651      390.04       618         75.1
13.501 - 14.000 ..............        99       23,342,376      10.01        235,782      7.096      378.46       605         77.2
14.001 - 14.500 ..............        95       20,919,816       8.97        220,209      7.586      382.78       611         78.0
14.501 - 15.000 ..............       183       35,472,150      15.22        193,837      7.985      394.72       607         78.6
15.001 - 15.500 ..............       189       35,391,205      15.18        187,255      8.447      387.72       594         79.7
15.501 - 16.000 ..............       260       41,625,120      17.85        160,097      8.893      394.51       592         80.4
16.001 - 16.500 ..............       124       20,340,847       8.73        164,039      9.414      384.50       572         78.2
16.501 - 17.000 ..............       154       21,345,814       9.16        138,609      9.826      392.90       577         80.0
17.001 - 17.500 ..............        71       10,182,209       4.37        143,411     10.359      388.93       562         79.6
17.501 - 18.000 ..............        62        7,796,250       3.34        125,746     10.762      378.27       557         81.6
18.001 - 18.500 ..............        17        1,548,141       0.66         91,067     11.274      367.63       556         79.5
18.501 - 19.000 ..............        14        1,555,966       0.67        111,140     11.785      359.81       571         80.5
19.001 - 19.500 ..............         4          472,460       0.20        118,115     12.267      360.00       557         79.5
Greater than 19.500 ..........         4          622,400       0.27        155,600     13.137      360.00       535         85.7
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg .......     1,330     $233,130,216     100.00%
                                   =====     ============     ======

----------
(1)  The weighted average Maximum Mortgage Rate for the Group 2 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 15.425%.

                                      A-16

    INITIAL PERIODIC RATE CAPS FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                     WEIGHTED
                                                         PERCENT OF             WEIGHTED   WEIGHTED   AVERAGE
                                 NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE    CREDIT      WEIGHTED
                                   OF       PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING   BUREAU      AVERAGE
                                MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      RISK    LOAN-TO-VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS    OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)    SCORE       RATIO
------------------------------  --------  ------------  -----------  ---------  --------  ---------  --------  -------------

1.000.........................       18   $  4,944,171      2.12%     $274,676   7.456%     359.69      573        76.9%
1.500.........................    1,062    182,579,691     78.32       171,921   8.602      387.12      595        79.2
2.000.........................        3        314,826      0.14       104,942   8.971      358.68      583        93.4
3.000.........................      246     45,059,527     19.33       183,169   8.573      395.82      589        78.4
6.000.........................        1        232,000      0.10       232,000   8.900      360.00      557        80.0
                                  -----   ------------    ------
   Total/Avg./Wtd. Avg........    1,330   $233,130,216    100.00%
                                  =====   ============    ======

----------
(1)  The weighted average Initial Periodic Rate Cap for the Group 2 Adjustable
     Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off
     Date was approximately 1.784%.

  SUBSEQUENT PERIODIC RATE CAPS FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                     WEIGHTED
                                                         PERCENT OF             WEIGHTED   WEIGHTED   AVERAGE
                                 NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE    CREDIT      WEIGHTED
                                   OF       PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING   BUREAU      AVERAGE
SUBSEQUENT PERIODIC RATE        MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      RISK    LOAN-TO-VALUE
CAP (%)                           LOANS    OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)    SCORE       RATIO
------------------------------  --------  ------------  -----------  ---------  --------  ---------  --------  -------------

1.000.........................      222   $ 41,916,474     17.98%     $188,813   8.530%     386.66      587        78.4%
1.500.........................    1,107    191,105,879     81.97       172,634   8.582      388.49      595        79.1
3.000.........................        1        107,863      0.05       107,863   9.150      359.00      595        80.0
                                  -----   ------------    ------
   Total/Avg./Wtd. Avg........    1,330   $233,130,216    100.00%
                                  =====   ============    ======

----------
(1)  The weighted average Subsequent Periodic Rate Cap for the Group 2
     Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date was approximately 1.411%.

      MINIMUM MORTGAGE RATES FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                     WEIGHTED
                                                         PERCENT OF             WEIGHTED   WEIGHTED   AVERAGE
                                 NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE    CREDIT      WEIGHTED
                                   OF       PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING   BUREAU      AVERAGE
RANGE OF MINIMUM MORTGAGE       MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      RISK    LOAN-TO-VALUE
RATES (%)                         LOANS    OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)    SCORE       RATIO
------------------------------  --------  ------------  -----------  ---------  --------  ---------  --------  -------------

4.001 - 5.000.................        1   $    205,000      0.09%     $205,000    7.000%    480.00      647        61.2%
5.001 - 6.000.................       18      3,747,657      1.61       208,203    6.539     385.37      634        75.5
6.001 - 7.000.................      111     26,736,811     11.47       240,872    6.882     377.11      607        76.8
7.001 - 8.000.................      274     56,497,841     24.23       206,197    7.775     393.95      605        78.2
8.001 - 9.000.................      440     76,485,481     32.81       173,831    8.574     389.37      598        79.9
9.001 - 10.000................      296     44,564,653     19.12       150,556    9.559     389.31      575        79.7
Greater than 10.000...........      190     24,892,773     10.68       131,015   10.750     380.68      559        80.0
                                  -----   ------------    ------
   Total/Avg./Wtd. Avg........    1,330   $233,130,216    100.00%
                                  =====   ============    ======

----------
(1)  The weighted average Minimum Mortgage Rate for the Group 2 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 8.502%.

                                      A-17

      NEXT ADJUSTMENT DATES FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                     WEIGHTED
                                                         PERCENT OF             WEIGHTED   WEIGHTED   AVERAGE
                                 NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE    CREDIT      WEIGHTED
                                   OF       PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING   BUREAU      AVERAGE
                                MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      RISK    LOAN-TO-VALUE
NEXT ADJUSTMENT DATE              LOANS    OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)    SCORE       RATIO
------------------------------  --------  ------------  -----------  ---------  --------  ---------  --------  -------------

October 2006..................        1   $    377,018      0.16%     $377,018    6.750%    357.00      515        76.4%
January 2007..................       15      4,129,400      1.77       275,293    7.473     360.00      572        76.5
March 2008....................        1         55,917      0.02        55,917   10.875     356.00      511        80.0
April 2008....................       29      5,453,158      2.34       188,040    8.421     374.64      578        74.2
May 2008......................       25      3,902,474      1.67       156,099    8.906     373.74      569        79.9
June 2008.....................      119     21,944,161      9.41       184,405    8.845     397.80      582        80.7
July 2008.....................    1,056    181,882,070     78.02       172,237    8.602     388.53      595        79.0
August 2008...................       29      4,234,582      1.82       146,020    8.886     379.26      623        81.0
April 2009....................        3        650,344      0.28       216,781    9.199     357.39      530        72.7
May 2009......................        3        677,529      0.29       225,843    8.300     358.39      597        76.5
June 2009.....................        5        831,929      0.36       166,386    9.405     359.24      572        83.6
July 2009.....................       30      5,825,881      2.50       194,196    7.668     383.25      607        79.8
August 2009...................        2        260,600      0.11       130,300    8.579     480.00      589        74.9
April 2011....................        1        317,793      0.14       317,793    6.000     357.00      584        75.0
July 2011.....................        9      1,805,360      0.77       200,596    7.533     400.68      580        71.5
August 2011...................        2        782,000      0.34       391,000    7.313     480.00      607        88.9
                                  -----   ------------    ------
   Total/Avg./Wtd. Avg........    1,330   $233,130,216    100.00%
                                  =====   ============    ======

----------
(1)  The weighted average Next Adjustment Date for the Group 2 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     is July 2008.

              INTEREST ONLY PERIODS FOR THE GROUP 2 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                     WEIGHTED
                                                         PERCENT OF             WEIGHTED   WEIGHTED   AVERAGE
                                 NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE    CREDIT      WEIGHTED
                                   OF       PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING   BUREAU      AVERAGE
                                MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      RISK    LOAN-TO-VALUE
INTEREST ONLY PERIOD (MONTHS)     LOANS    OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)    SCORE       RATIO
------------------------------  --------  ------------  -----------  ---------  --------  ---------  --------  -------------

 0............................    1,763   $299,746,794     91.67%     $170,021   8.461%     386.14      593         77.7%
24............................        1        170,653      0.05       170,653   8.350      358.00      661        100.0
60............................      122     27,066,826      8.28       221,859   7.623      359.92      660         81.9
                                  -----   ------------    ------
   Total/Avg./Wtd. Avg........    1,886   $326,984,273    100.00%
                                  =====   ============    ======

                                      A-18

                             GROUP 3 MORTGAGE LOANS

              MORTGAGE LOAN PROGRAMS FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                     WEIGHTED
                                                         PERCENT OF             WEIGHTED   WEIGHTED   AVERAGE
                                 NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE    CREDIT      WEIGHTED
                                   OF       PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING   BUREAU      AVERAGE
                                MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      RISK    LOAN-TO-VALUE
MORTGAGE LOAN PROGRAM            LOANS     OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)    SCORE       RATIO
------------------------------  --------  ------------  -----------  ---------  --------  ---------  --------  -------------

30-Year 6-month LIBOR.........       10   $  4,265,444      0.97%     $426,544    8.631%    359.89      578        80.7%
2/28 6-month LIBOR............      576    112,073,855     25.56       194,573    9.247     359.62      606        82.5
2/38 6-month LIBOR............      168     51,616,283     11.77       307,240    8.824     479.62      607        81.2
2/28 6-month LIBOR - 24-month
   Interest Only..............        7      2,116,414      0.48       302,345    7.121     357.39      607        76.0
2/28 6-month LIBOR - 36-month
   Interest Only..............        1        290,639      0.07       290,639   10.450     358.00      609        86.0
2/28 6-month LIBOR - 60-month
   Interest Only..............      456    133,665,297     30.49       293,126    8.163     359.73      625        81.6
3/27 6-month LIBOR............       22      4,358,421      0.99       198,110    8.939     359.21      585        78.5
3/37 6-month LIBOR............        3      1,046,876      0.24       348,959    8.432     479.59      582        73.3
3/27 6-month LIBOR - 60-month
   Interest Only..............       19      5,944,447      1.36       312,866    7.577     359.77      613        80.3
5/25 6-month LIBOR............        9      2,565,620      0.59       285,069    8.309     360.00      603        80.4
5/35 6-month LIBOR............        1        455,000      0.10       455,000    8.330     480.00      520        79.8
5/25 6-month LIBOR - 60-month
   Interest Only..............        1        343,920      0.08       343,920    6.625     360.00      678        80.0
15-Year Fixed.................       12      1,995,473      0.46       166,289    7.157     177.94      630        68.3
15-Year Fixed - Credit
   Comeback...................        2        165,578      0.04        82,789    9.042     177.96      544        61.1
20-Year Fixed.................        1         79,852      0.02        79,852    7.250     239.00      666        88.9
30-Year Fixed.................      403     79,295,624     18.09       196,763    7.337     358.48      628        71.7
30-Year Fixed - Credit
   Comeback...................       67     11,827,361      2.70       176,528    8.298     358.22      615        75.8
40-Year Fixed.................       65     13,793,910      3.15       212,214    7.332     478.97      631        77.5
40-Year Fixed - Credit
   Comeback...................        6        924,964      0.21       154,161    8.190     479.45      623        66.6
30-Year Fixed - 60-month
   Interest Only..............       43     11,201,108      2.55       260,491    7.164     358.79      639        78.0
40/30 Fixed Balloon...........        1        415,585      0.09       415,585    7.500     357.00      584        80.0
                                  -----   ------------    ------
   Total/Avg./Wtd. Avg........    1,873   $438,441,670    100.00%
                                  =====   ============    ======

        ORIGINAL TERMS TO STATED MATURITY FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                     WEIGHTED
                                                         PERCENT OF             WEIGHTED   WEIGHTED   AVERAGE
                                 NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE    CREDIT      WEIGHTED
                                   OF       PRINCIPAL    PRINCIPAL    CURRENT     GROSS   REMAINING   BUREAU      AVERAGE
                                MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE     TERM      RISK    LOAN-TO-VALUE
ORIGINAL TERM (MONTHS)            LOANS    OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)    SCORE       RATIO
------------------------------  --------  ------------  -----------  ---------  --------  ---------  --------  -------------

ARM 360.......................    1,101   $265,624,057     60.58%     $241,257   8.621%     359.66      615        81.9%
ARM 480.......................      172     53,118,159     12.12       308,827   8.812      479.62      606        81.1
Fixed 180.....................       14      2,161,051      0.49       154,361   7.302      177.95      624        67.7
Fixed 240.....................        1         79,852      0.02        79,852   7.250      239.00      666        88.9
Fixed 360.....................      514    102,739,678     23.43       199,883   7.429      358.48      627        72.9
Fixed 480.....................       71     14,718,874      3.36       207,308   7.386      479.00      631        76.8
                                  -----   ------------    ------
   Total/Avg./Wtd. Avg........    1,873   $438,441,670    100.00%
                                  =====   ============    ======

                                      A-19

         MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                      WEIGHTED
                                                         PERCENT OF              WEIGHTED   WEIGHTED   AVERAGE
                                 NUMBER     AGGREGATE    AGGREGATE     AVERAGE   AVERAGE    AVERAGE    CREDIT      WEIGHTED
                                   OF       PRINCIPAL    PRINCIPAL     CURRENT     GROSS   REMAINING   BUREAU      AVERAGE
RANGE OF MORTGAGE LOAN          MORTGAGE     BALANCE      BALANCE     PRINCIPAL  MORTGAGE     TERM      RISK    LOAN-TO-VALUE
PRINCIPAL BALANCES ($)            LOANS    OUTSTANDING  OUTSTANDING    BALANCE     RATE     (MONTHS)    SCORE       RATIO
------------------------------  --------  ------------  -----------  ----------  --------  ---------  --------  -------------

 25,000.01 -  50,000.00.......       15   $    625,616      0.14%    $   41,708   11.557%    334.86      571        72.6%
 50,000.01 -  75,000.00.......      133      8,355,315      1.91         62,822   10.060     363.48      605        80.8
 75,000.01 - 100,000.00.......      173     15,309,622      3.49         88,495    8.936     366.22      606        78.4
100,000.01 - 150,000.00.......      367     45,831,628     10.45        124,882    8.620     370.28      609        78.4
150,000.01 - 200,000.00.......      294     51,380,459     11.72        174,763    8.313     372.30      617        79.5
200,000.01 - 250,000.00.......      223     49,875,788     11.38        223,658    8.255     377.42      617        79.1
250,000.01 - 300,000.00.......      181     49,564,139     11.30        273,835    8.231     371.16      629        80.5
300,000.01 - 350,000.00.......      122     39,394,959      8.99        322,909    8.283     376.45      620        81.1
350,000.01 - 400,000.00.......       78     29,151,743      6.65        373,740    8.201     381.09      627        79.7
400,000.01 - 450,000.00.......       81     34,592,453      7.89        427,067    8.162     390.25      607        80.5
450,000.01 - 500,000.00.......       85     40,623,771      9.27        477,927    8.021     384.04      613        78.5
500,000.01 - 550,000.00.......       53     27,934,600      6.37        527,068    8.328     391.33      625        82.1
550,000.01 - 600,000.00.......       24     13,892,103      3.17        578,838    7.807     368.70      614        75.1
600,000.01 - 650,000.00.......       11      6,858,374      1.56        623,489    8.481     392.04      610        77.3
650,000.01 - 700,000.00.......       14      9,349,156      2.13        667,797    8.015     367.58      617        78.8
700,000.01 - 750,000.00.......       11      8,001,972      1.83        727,452    7.597     392.01      630        79.3
850,000.01 - 900,000.00.......        3      2,651,797      0.60        883,932    8.767     359.00      636        77.6
Greater than 900,000.00.......        5      5,048,173      1.15      1,009,635    8.849     359.25      611        70.8
                                  -----   ------------    ------
   Total/Avg./Wtd. Avg........    1,873   $438,441,670    100.00%
                                  =====   ============    ======

                                      A-20

  STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED     AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
STATE                             LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Alabama.......................        26    $  3,140,073       0.72%      $120,772     8.916%     366.21       617        80.5%
Alaska........................         2         550,760       0.13        275,380    10.479      359.32       584        93.4
Arizona.......................        88      20,352,516       4.64        231,279     8.319      375.06       617        80.0
Arkansas......................         8       1,075,353       0.25        134,419     9.304      357.70       617        92.1
California....................       405     141,649,783      32.31        349,753     7.747      385.44       623        77.3
Colorado......................        25       5,106,030       1.16        204,241     8.922      367.58       597        86.9
Connecticut...................        20       5,714,934       1.30        285,747     8.512      361.24       619        79.9
Delaware......................         7       1,589,127       0.36        227,018     7.678      359.64       656        83.1
District of Columbia..........         4       1,321,200       0.30        330,300     8.305      360.00       620        76.1
Florida.......................       292      61,389,857      14.00        210,239     8.489      378.13       623        78.9
Georgia.......................        69      12,335,781       2.81        178,779     9.243      368.00       600        82.1
Hawaii........................        21       6,475,477       1.48        308,356     7.849      369.90       639        74.7
Idaho.........................        12       2,667,013       0.61        222,251     8.086      410.28       610        76.0
Illinois......................        45      12,502,566       2.85        277,835     9.241      378.30       622        78.9
Indiana.......................        18       1,910,387       0.44        106,133     9.113      361.82       615        83.1
Iowa..........................         7         649,175       0.15         92,739     9.184      351.49       592        82.4
Kansas........................         6         583,720       0.13         97,287     9.752      360.00       653        83.0
Kentucky......................        11       1,536,597       0.35        139,691     8.955      362.58       588        79.7
Louisiana.....................        23       2,924,622       0.67        127,157     9.156      350.90       596        80.8
Maine.........................         5       1,415,078       0.32        283,016     7.956      368.63       652        80.0
Maryland......................        30       8,423,181       1.92        280,773     8.540      382.99       603        81.3
Massachusetts.................        26       7,612,401       1.74        292,785     8.467      358.89       605        79.4
Michigan......................        68       6,646,672       1.52         97,745     9.708      357.75       601        81.5
Minnesota.....................        15       3,912,340       0.89        260,823     9.167      362.99       617        85.6
Mississippi...................        13       1,718,978       0.39        132,229     8.606      382.24       602        86.7
Missouri......................        32       4,144,979       0.95        129,531    10.071      371.92       591        88.1
Montana.......................         5         780,521       0.18        156,104     7.569      358.80       624        78.6
Nebraska......................         7         715,831       0.16        102,262     8.845      359.35       566        82.7
Nevada........................        38      10,554,697       2.41        277,755     7.946      381.30       626        82.3
New Hampshire.................        16       3,363,741       0.77        210,234     8.442      376.23       603        84.9
New Jersey....................        30      10,497,760       2.39        349,925     7.876      371.68       609        73.5
New Mexico....................         3         604,482       0.14        201,494     9.431      358.78       597        78.7
New York......................        37      14,712,984       3.36        397,648     8.224      376.67       615        75.6
North Carolina................        24       3,562,426       0.81        148,434     9.399      378.58       610        84.0
North Dakota..................         1         150,000       0.03        150,000    10.430      360.00       610       100.0
Ohio..........................        39       4,312,300       0.98        110,572     9.133      369.05       606        82.3
Oklahoma......................        15       1,442,130       0.33         96,142     9.232      372.28       608        88.2
Oregon........................        31       5,619,774       1.28        181,283     8.173      381.61       611        80.2
Pennsylvania..................        37       6,832,662       1.56        184,667     8.632      378.04       605        80.5
Rhode Island..................         3         646,000       0.15        215,333     8.044      360.00       586        79.2
South Carolina................         5         465,530       0.11         93,106     9.615      358.47       615        79.1
South Dakota..................         3         331,610       0.08        110,537     8.891      360.00       645        85.1
Tennessee.....................        47       6,732,329       1.54        143,241     9.221      366.89       603        84.4
Texas.........................        98      14,454,210       3.30        147,492     8.984      364.57       608        85.6
Utah..........................        18       4,288,403       0.98        238,245     8.281      381.72       618        84.5
Vermont.......................         1         156,000       0.04        156,000     7.500      360.00       560        80.0
Virginia......................        50      12,522,902       2.86        250,458     7.839      374.04       607        78.0
Washington....................        68      15,365,700       3.50        225,966     8.169      370.73       618        81.1
West Virginia.................         2         137,716       0.03         68,858     9.299      358.38       614        80.0
Wisconsin.....................        14       2,283,126       0.52        163,080    10.199      373.62       648        82.4
Wyoming.......................         3         560,233       0.13        186,744     9.514      359.20       612        84.8
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     1,873    $438,441,670     100.00%
                                   =====    ============     ======

                                      A-21

               LOAN-TO-VALUE RATIOS FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF LOAN-TO-VALUE           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RATIOS (%)                         LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................        59    $ 10,965,870       2.50%      $185,862    7.669%      364.89       610       40.5%
50.01 - 55.00.................        38       8,378,556       1.91        220,488    7.387       364.57       624       52.6
55.01 - 60.00.................        35       7,741,853       1.77        221,196    7.455       361.34       606       58.1
60.01 - 65.00.................        79      20,080,583       4.58        254,185    7.329       378.58       607       63.3
65.01 - 70.00.................        99      23,802,203       5.43        240,426    7.539       379.17       602       68.7
70.01 - 75.00.................       141      38,640,282       8.81        274,045    7.883       376.74       603       73.8
75.01 - 80.00.................       761     174,796,234      39.87        229,693    8.409       377.67       627       79.7
80.01 - 85.00.................       172      43,252,242       9.86        251,467    8.275       376.23       604       84.3
85.01 - 90.00.................       311      76,111,278      17.36        244,731    8.675       381.86       617       89.7
90.01 - 95.00.................       132      26,831,557       6.12        203,269    9.398       372.53       615       94.8
95.01 - 100.00................        46       7,841,012       1.79        170,457    9.093       371.12       639       99.7
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     1,873    $438,441,670     100.00%
                                   =====    ============     ======

              CURRENT MORTGAGE RATES FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF CURRENT MORTGAGE        MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RATIOS (%)                         LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

5.001 - 5.500.................         4    $  1,525,242       0.35%      $381,311     5.500%     359.20       636       76.1%
5.501 - 6.000.................        19       5,290,962       1.21        278,472     5.957      369.93       668       68.0
6.001 - 6.500.................       100      28,347,898       6.47        283,479     6.328      371.64       647       71.6
6.501 - 7.000.................       207      57,034,727      13.01        275,530     6.832      365.27       635       75.8
7.001 - 7.500.................       184      48,347,981      11.03        262,761     7.329      376.61       616       75.1
7.501 - 8.000.................       241      63,712,328      14.53        264,367     7.800      376.84       619       78.5
8.001 - 8.500.................       191      45,295,948      10.33        237,152     8.293      377.85       621       82.5
8.501 - 9.000.................       252      58,526,872      13.35        232,249     8.794      384.25       605       81.6
9.001 - 9.500.................       215      44,389,101      10.12        206,461     9.279      382.84       611       82.3
9.501 - 10.000................       201      40,729,182       9.29        202,633     9.774      380.51       606       81.8
10.001 - 10.500...............       109      23,177,050       5.29        212,633    10.309      384.04       605       84.9
10.501 - 11.000...............        76      11,318,689       2.58        148,930    10.758      373.84       591       85.9
11.001 - 11.500...............        37       6,537,094       1.49        176,678    11.315      373.08       588       84.2
11.501 - 12.000...............        15       2,576,069       0.59        171,738    11.742      368.55       597       91.1
12.001 - 12.500...............         8         921,720       0.21        115,215    12.209      360.00       594       83.1
12.501 - 13.000...............         3         156,500       0.04         52,167    12.825      360.00       569       86.3
13.001 - 13.500...............         4         210,154       0.05         52,539    13.372      358.96       543       85.4
13.501 - 14.000...............         4         195,363       0.04         48,841    13.729      359.71       533       86.3
Greater than 14.000...........         3         148,791       0.03         49,597    14.553      358.94       572       94.9
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     1,873    $438,441,670     100.00%
                                   =====    ============     ======

                                      A-22

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGED PROPERTY TYPE            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Single Family Residence.......     1,424    $321,660,724      73.36%      $225,885     8.190%     377.17       616       79.1%
Planned Unit Development......       276      74,442,018      16.98        269,717     8.638      378.46       615       81.9
Low-Rise Condominium..........        99      22,257,875       5.08        224,827     8.552      371.44       621       80.3
Two Family Home...............        48      15,005,007       3.42        312,604     8.997      377.19       622       75.0
High-Rise Condominium.........         9       2,093,624       0.48        232,625     8.209      373.36       667       83.2
Manufactured Housing(1).......        13       1,927,223       0.44        148,248     9.022      362.07       655       65.7
Three Family Home.............         3         642,100       0.15        214,033     7.771      384.30       651       79.7
Four Family Home..............         1         413,099       0.09        413,099    10.150      357.00       649       90.0
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     1,873    $438,441,670     100.00%
                                   =====    ============     ======

----------
(1)  Treated as real property.

                  LOAN PURPOSES FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
LOAN PURPOSE                       LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Refinance - Cash Out .........       822    $214,721,335      48.97%      $261,218    7.758%      376.14       608       75.5%
Purchase .....................       976     209,701,852      47.83        214,858    8.922       378.31       626       83.4
Refinance - Rate/Term ........        75      14,018,483       3.20        186,913    7.819       370.68       619       79.2
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     1,873    $438,441,670     100.00%
                                   =====    ============     ======

                 OCCUPANCY TYPES FOR THE GROUP 3 MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
OCCUPANCY TYPE                     LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Owner Occupied ...............     1,781    $419,253,994      95.62%      $235,404    8.277%      376.91       616       79.3%
Investment Property ..........        68      14,097,035       3.22        207,309    9.242       383.65       653       82.0
Second Home ..................        24       5,090,641       1.16        212,110    9.046       366.39       637       83.9
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     1,873    $438,441,670     100.00%
                                   =====    ============     ======

----------
(1)  Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                      A-23

        REMAINING TERMS TO STATED MATURITY FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED     AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF REMAINING TERMS         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
(MONTHS)                          LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE     (MONTHS)      SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

121 - 180 ....................        14    $  2,161,051       0.49%      $154,361    7.302%      177.95       624       67.7%
181 - 300 ....................         1          79,852       0.02         79,852    7.250       239.00       666       88.9
301 - 360 ....................     1,615     368,363,734      84.02        228,089    8.289       359.33       618       79.4
Greater than 360 .............       243      67,837,033      15.47        279,165    8.503       479.49       611       80.1
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg .......     1,873    $438,441,670     100.00%
                                   =====    ============     ======

             LOAN DOCUMENTATION TYPES FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
LOAN DOCUMENTATION TYPE           LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Full Documentation ...........     1,106    $234,283,924      53.44%      $211,830    7.988%      373.04       608       79.9%
Stated Income ................       767     204,157,746      46.56        266,177    8.694       381.56       628       78.9
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg .......     1,873    $438,441,670     100.00%
                                   =====    ============     ======

           CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF CREDIT BUREAU           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RISK SCORES                       LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

801 - 820 ....................         2    $    637,719       0.15%      $318,860     7.540%     360.00       804       63.7%
781 - 800 ....................         6       1,944,604       0.44        324,101     6.978      359.52       789       70.7
761 - 780 ....................        11       2,381,306       0.54        216,482     7.348      393.90       771       75.3
741 - 760 ....................        15       3,430,835       0.78        228,722     8.725      422.46       748       82.8
721 - 740 ....................        29       7,531,060       1.72        259,692     7.716      392.99       728       79.6
701 - 720 ....................        41       9,568,730       2.18        233,384     7.913      371.32       712       80.0
681 - 700 ....................        76      21,570,588       4.92        283,824     8.030      362.48       691       79.5
661 - 680 ....................       127      31,764,959       7.24        250,118     7.726      364.03       670       79.6
641 - 660 ....................       222      57,187,809      13.04        257,603     8.178      374.28       649       81.0
621 - 640 ....................       281      64,910,417      14.80        230,998     8.251      381.38       629       79.2
601 - 620 ....................       289      64,974,342      14.82        224,825     8.160      379.96       610       80.8
581 - 600 ....................       321      72,465,254      16.53        225,748     8.353      375.53       590       79.8
561 - 580 ....................       215      48,309,288      11.02        224,694     8.663      373.09       571       79.6
541 - 560 ....................        98      21,261,012       4.85        216,949     8.837      380.01       552       78.5
521 - 540 ....................        85      18,807,586       4.29        221,266     9.225      394.83       532       75.5
501 - 520 ....................        51      10,845,417       2.47        212,655     9.288      380.51       512       71.3
500 or Less ..................         4         850,745       0.19        212,686    10.435      432.47       500       77.0
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg .......     1,873    $438,441,670     100.00%
                                   =====    ============     ======

----------
(1)  The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 3 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                      A-24

             CREDIT GRADE CATEGORIES FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
CREDIT GRADE CATEGORY             LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

A ............................     1,492    $349,968,960      79.82%      $234,564     8.275%     377.13       625       80.0%
A- ...........................        71      22,296,802       5.09        314,039     8.452      372.97       588       79.5
B ............................        97      24,686,182       5.63        254,497     8.545      378.98       589       75.8
C ............................       101      21,630,248       4.93        214,161     8.413      378.99       577       74.7
C- ...........................       109      19,457,632       4.44        178,510     8.496      374.99       600       78.2
D ............................         3         401,845       0.09        133,948     9.619      358.63       587       73.9
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg .......     1,873    $438,441,670     100.00%
                                   =====    ============     ======

            PREPAYMENT PENALTY PERIODS FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE      CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING     BUREAU   LOAN-TO-
PREPAYMENT PENALTY PERIOD        MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
(MONTHS)                          LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

0 ............................      392     $104,872,275      23.92%      $267,531     9.104%     375.80       618       80.4%
12 ...........................       57       16,430,173       3.75        288,249     8.672      380.55       612       78.9
24 ...........................      849      204,552,726      46.65        240,934     8.388      380.00       612       81.7
36 ...........................       96       24,567,002       5.60        255,906     7.721      368.48       622       76.5
60 ...........................      479       88,019,494      20.08        183,757     7.313      373.20       629       74.0
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     1,873    $438,441,670     100.00%
                                   =====    ============     ======

                 MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 3
       ADJUSTABLE RATE MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL

                            WEIGHTED
                             AVERAGE                            PERCENT OF             WEIGHTED   WEIGHTED    WEIGHTED   WEIGHTED
                            MONTHS TO   NUMBER     AGGREGATE    AGGREGATE    AVERAGE    AVERAGE   AVERAGE     AVERAGE     AVERAGE
RANGE OF MONTHS TO            NEXT        OF       PRINCIPAL    PRINCIPAL    CURRENT    GROSS    REMAINING     CREDIT    LOAN-TO-
NEXT ADJUSTMENT            ADJUSTMENT  MORTGAGE    BALANCE       BALANCE    PRINCIPAL  MORTGAGE    TERM        BUREAU     VALUE
DATE                          DATE       LOANS    OUTSTANDING  OUTSTANDING   BALANCE     RATE     (MONTHS)   RISK SCORE   RATIO
------------------------   ----------  --------  ------------  -----------  ---------  --------  ---------  -----------  --------

0 - 6...................        6           10   $  4,265,444      1.34%     $426,544    8.631%    359.89       578        80.7%
19 - 24.................       24        1,208    299,762,489     94.05       248,148    8.677     380.31       614        81.9
32 - 37.................       36           44     11,349,743      3.56       257,949    8.179     370.60       600        79.0
38 or Greater...........       60           11      3,364,540      1.06       305,867    8.140     376.23       599        80.3
                                         -----   ------------    ------
   Total/Avg./Wtd. Avg..                 1,273   $318,742,216    100.00%
                                         =====   ============    ======

                                      A-25

          GROSS MARGINS FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF GROSS                   MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
MARGINS (%)                       LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Less than 1.000 ..............         1    $    300,000       0.09%      $300,000     7.250%     360.00       656       75.0%
3.001 - 4.000 ................         2         980,820       0.31        490,410     8.167      360.00       587       75.6
4.001 - 5.000 ................        15       3,661,966       1.15        244,131     7.653      359.86       626       82.6
5.001 - 6.000 ................       110      27,948,418       8.77        254,077     7.711      371.55       618       78.6
6.001 - 7.000 ................       437     125,244,928      39.29        286,602     7.962      373.97       615       80.7
7.001 - 8.000 ................       292      81,813,252      25.67        280,182     8.964      385.14       613       83.1
8.001 - 9.000 ................       287      57,757,690      18.12        201,246     9.500      391.28       609       82.0
9.001 - 10.000 ...............        90      16,108,666       5.05        178,985    10.432      378.10       619       86.3
10.001 - 11.000 ..............        25       4,178,243       1.31        167,130    11.273      368.83       584       85.4
11.001 - 12.000 ..............         6         317,600       0.10         52,933    12.489      360.00       569       80.4
12.001 - 13.000 ..............         6         319,736       0.10         53,289    13.524      359.43       533       87.2
Greater than 13.000 ..........         2         110,897       0.03         55,448    14.570      358.92       562       93.1
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg .......     1,273    $318,742,216     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Gross Margin for the Group 3 Adjustable Rate Mortgage
     Loans in the Statistical Calculation Pool as of the Cut-off Date was
     approximately 7.241%.

      MAXIMUM MORTGAGE RATES FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF MAXIMUM                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK      VALUE
MORTGAGE RATES (%)                LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

12.001 - 12.500 ..............         5    $  1,991,642       0.62%      $398,328     5.699%     359.39       644       77.0%
12.501 - 13.000 ..............        10       3,132,186       0.98        313,219     6.336      377.24       620       77.7
13.001 - 13.500 ..............        35      12,154,144       3.81        347,261     6.631      364.66       618       78.5
13.501 - 14.000 ..............        83      29,996,801       9.41        361,407     7.011      367.94       626       79.3
14.001 - 14.500 ..............        93      28,858,643       9.05        310,308     7.472      379.30       614       79.0
14.501 - 15.000 ..............       149      45,800,457      14.37        307,386     8.027      380.97       615       79.7
15.001 - 15.500 ..............       141      38,591,104      12.11        273,696     8.422      376.55       624       83.7
15.501 - 16.000 ..............       183      46,701,735      14.65        255,201     8.888      386.57       608       82.4
16.001 - 16.500 ..............       196      39,671,145      12.45        202,404     9.357      385.73       608       82.1
16.501 - 17.000 ..............       172      34,535,764      10.84        200,789     9.815      383.00       607       82.7
17.001 - 17.500 ..............        83      18,891,396       5.93        227,607    10.357      388.27       613       85.1
17.501 - 18.000 ..............        59       9,111,688       2.86        154,435    10.744      372.16       599       86.1
18.001 - 18.500 ..............        28       5,134,809       1.61        183,386    11.351      367.32       594       84.9
18.501 - 19.000 ..............        15       2,576,069       0.81        171,738    11.742      368.55       597       91.1
19.001 - 19.500 ..............         8         921,720       0.29        115,215    12.209      360.00       594       83.1
Greater than 19.500 ..........        13         672,914       0.21         51,763    13.546      359.41       549       87.2
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg .......     1,273    $318,742,216     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Maximum Mortgage Rate for the Group 3 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 15.529%.

                                      A-26

    INITIAL PERIODIC RATE CAPS FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                           WEIGHTED
                                                           PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                 NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT    AVERAGE
                                   OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
INITIAL PERIODIC RATE CAP (%)    LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
-----------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000 .......................        15    $  5,172,044        1.62%     $344,803     8.670%     362.47       584       81.2%
1.500 .......................     1,053     262,113,126       82.23       248,920     8.642      380.23       615       81.7
2.000 .......................         4       1,967,286        0.62       491,821     8.386      392.80       629       90.3
3.000 .......................       200      49,223,446       15.44       246,117     8.724      377.29       607       81.6
6.000 .......................         1         266,314        0.08       266,314     7.600      479.00       664       80.0
                                  -----    ------------      ------
   Total/Avg./Wtd. Avg ......     1,273    $318,742,216      100.00%
                                  =====    ============      ======

----------
(1)  The weighted average Initial Periodic Rate Cap for the Group 3 Adjustable
     Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off
     Date was approximately 1.730%.

  SUBSEQUENT PERIODIC RATE CAPS FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
SUBSEQUENT PERIODIC RATE         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CAP (%)                            LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000 ........................       190    $ 48,172,520       15.11%     $253,540     8.711%     374.13       607       81.9%
1.500 ........................     1,082     270,361,766       84.82       249,872     8.641      380.65       614       81.7
3.000 ........................         1         207,930        0.07       207,930    11.250      359.00       511       80.0
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     1,273    $318,742,216      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Subsequent Periodic Rate Cap for the Group 3
     Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date was approximately 1.425%.

      MINIMUM MORTGAGE RATES FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF MINIMUM                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                 LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

3.001 - 4.000 ................         1    $    343,920        0.11%     $343,920     6.625%     360.00       678       80.0%
4.001 - 5.000 ................         2         399,282        0.13       199,641     6.875      358.70       672       87.0
5.001 - 6.000 ................        13       4,335,766        1.36       333,520     6.300      384.06       628       75.6
6.001 - 7.000 ................       102      37,504,571       11.77       367,692     6.847      367.17       620       78.2
7.001 - 8.000 ................       221      70,789,316       22.21       320,314     7.695      377.43       617       80.0
8.001 - 9.000 ................       337      89,096,279       27.95       264,381     8.606      383.54       613       82.3
9.001 - 10.000 ...............       368      75,831,492       23.79       206,064     9.527      383.91       611       82.5
Greater than 10.000 ..........       229      40,441,589       12.69       176,601    10.754      378.46       601       85.8
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     1,273    $318,742,216      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Minimum Mortgage Rate for the Group 3 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     was approximately 8.594%.

                                      A-27

      NEXT ADJUSTMENT DATES FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
NEXT ADJUSTMENT DATE               LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

December 2006 ................         1    $    467,932        0.15%     $467,932    10.000%     359.00       523       74.9%
January 2007 .................         9       3,797,512        1.19       421,946     8.463      360.00       584       81.4
April 2008 ...................        50      13,059,286        4.10       261,186     8.293      372.14       602       77.2
May 2008 .....................        32      10,007,189        3.14       312,725     9.013      368.43       599       81.5
June 2008 ....................       156      45,686,081       14.33       292,859     8.952      392.78       597       83.0
July 2008 ....................       949     228,245,893       71.61       240,512     8.619      378.86       620       81.9
August 2008 ..................        21       2,764,040        0.87       131,621     9.503      375.99       581       80.6
March 2009 ...................         1          71,845        0.02        71,845     9.125      356.00       620       80.0
April 2009 ...................         3         652,005        0.20       217,335     9.929      357.00       591       82.6
May 2009 .....................         2         481,767        0.15       240,883     7.718      358.00       600       83.7
June 2009 ....................         8       2,061,700        0.65       257,712     8.253      384.02       582       78.9
July 2009 ....................        29       7,844,428        2.46       270,498     8.031      369.44       606       78.9
August 2009 ..................         1         238,000        0.07       238,000     8.250      360.00       567       62.6
July 2011 ....................         8       2,503,199        0.79       312,900     8.042      360.00       610       79.9
August 2011 ..................         3         861,341        0.27       287,114     8.426      423.39       567       81.6
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     1,273    $318,742,216      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Next Adjustment Date for the Group 3 Adjustable Rate
     Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
     is July 2008.

              INTEREST ONLY PERIODS FOR THE GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
INTEREST ONLY PERIOD             MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
(MONTHS)                          LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

0 ............................     1,346    $284,879,845       64.98%     $211,649     8.459%     386.37       613       78.4%
24 ...........................         7       2,116,414        0.48       302,345     7.121      357.39       607       76.0
36 ...........................         1         290,639        0.07       290,639    10.450      358.00       609       86.0
60 ...........................       519     151,154,772       34.48       291,242     8.062      359.66       625       81.3
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     1,873    $438,441,670      100.00%
                                   =====    ============      ======

                                      A-28

                       GROUP 2 AND GROUP 3 MORTGAGE LOANS

        MORTGAGE LOAN PROGRAMS FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE LOAN PROGRAM              LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

30-Year 6-month LIBOR ........        26    $  8,771,862        1.15%     $337,379     8.005%     359.82       572       78.5%
2/28 6-month LIBOR ...........     1,473     251,245,184       32.82       170,567     9.012      359.70       595       80.9
2/38 6-month LIBOR ...........       412     103,943,838       13.58       252,291     8.722      479.71       594       78.8
2/28 6-month LIBOR - 24-month
   Interest Only .............         8       2,287,067        0.30       285,883     7.212      357.44       611       77.8
2/28 6-month LIBOR - 36-month
   Interest Only .............         1         290,639        0.04       290,639    10.450      358.00       609       86.0
2/28 6-month LIBOR - 60-month
   Interest Only .............       573     159,468,123       20.83       278,304     8.079      359.76       630       81.7
3/27 6-month LIBOR ...........        53       9,951,553        1.30       187,765     8.653      359.31       587       79.9
3/37 6-month LIBOR ...........        10       2,436,026        0.32       243,603     7.738      479.82       582       72.8
3/27 6-month LIBOR - 60-month
   Interest Only .............        24       7,208,447        0.94       300,352     7.520      359.81       619       80.1
5/25 6-month LIBOR ...........        17       4,076,773        0.53       239,810     8.053      359.77       599       79.9
5/35 6-month LIBOR ...........         5       1,849,000        0.24       369,800     7.304      480.00       566       75.5
5/25 6-month LIBOR - 60-month
   Interest Only .............         1         343,920        0.04       343,920     6.625      360.00       678       80.0
15-Year Fixed ................        35       4,373,015        0.57       124,943     7.504      178.30       605       65.0
15-Year Fixed - Credit
   Comeback ..................         5         489,211        0.06        97,842     8.556      177.63       607       66.9
20-Year Fixed ................         4         335,884        0.04        83,971     8.455      239.45       627       84.3
30-Year Fixed ................       807     146,556,749       19.15       181,607     7.609      358.42       620       73.4
30-Year Fixed -Credit
   Comeback ..................       112      19,346,241        2.53       172,734     8.394      357.99       609       75.7
40-Year Fixed ................       139      29,335,733        3.83       211,048     7.525      479.08       627       78.1
40-Year Fixed -Credit
   Comeback ..................        10       1,499,985        0.20       149,998     8.178      479.23       623       70.7
30-Year Fixed- 60-month
   Interest Only .............        43      11,201,108        1.46       260,491     7.164      358.79       639       78.0
40/30 Fixed Balloon ..........         1         415,585        0.05       415,585     7.500      357.00       584       80.0
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     3,759    $765,425,943      100.00%
                                   =====    ============      ======

  ORIGINAL TERMS TO STATED MATURITY FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
ORIGINAL TERM (MONTHS)             LOANS     OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

ARM 360 ......................     2,176    $443,643,568       57.96%     $203,880     8.605%     359.70       608       81.1%
ARM 480 ......................       427    $108,228,864       14.14       253,463     8.676      479.72       593       78.6
Fixed 180 ....................        40    $  4,862,226        0.64       121,556     7.610      178.23       605       65.2
Fixed 240 ....................         4    $    335,884        0.04        83,971     8.455      239.45       627       84.3
Fixed 360 ....................       963    $177,519,683       23.19       184,340     7.667      358.39       620       74.0
Fixed 480 ....................       149    $ 30,835,718        4.03       206,951     7.557      479.09       627       77.7
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     3,759    $765,425,943      100.00%
                                   =====    ============      ======

                                      A-29

   MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                            PERCENT OF                WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE      AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL      CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MORTGAGE LOAN           MORTGAGE      BALANCE       BALANCE      PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
PRINCIPAL BALANCES ($)             LOANS     OUTSTANDING   OUTSTANDING     BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ----------   --------   ---------   --------   --------

 25,000.01 - 50,000.00 .......        28    $  1,253,206        0.16%    $   44,757    10.847%     333.58       576       68.4%
 50,000.01 - 75,000.00 .......       331      21,011,895        2.75         63,480     9.874      361.36       600       80.3
 75,000.01 - 100,000.00 ......       386      33,987,239        4.44         88,050     8.948      364.72       604       79.2
100,000.01 - 150,000.00 ......       857     107,113,052       13.99        124,986     8.687      370.72       601       78.3
150,000.01 - 200,000.00 ......       630     109,776,118       14.34        174,248     8.330      379.32       608       78.6
200,000.01 - 250,000.00 ......       483     108,016,285       14.11        223,636     8.180      383.78       607       78.3
250,000.01 - 300,000.00 ......       370     101,002,813       13.20        272,981     8.199      380.68       614       79.2
300,000.01 - 350,000.00 ......       225      72,410,347        9.46        321,824     8.217      383.64       609       79.6
350,000.01 - 400,000.00 ......       144      54,016,776        7.06        375,116     8.133      387.96       616       78.6
400,000.01 - 450,000.00 ......        95      40,440,570        5.28        425,690     8.128      393.28       605       80.3
450,000.01 - 500,000.00 ......        87      41,547,521        5.43        477,558     8.027      384.82       612       78.3
500,000.01 - 550,000.00 ......        54      28,448,546        3.72        526,825     8.321      390.71       628       82.1
550,000.01 - 600,000.00 ......        25      14,492,103        1.89        579,684     7.842      373.31       612       75.3
600,000.01 - 650,000.00 ......        11       6,858,374        0.90        623,489     8.481      392.04       610       77.3
650,000.01 - 700,000.00 ......        14       9,349,156        1.22        667,797     8.015      367.58       617       78.8
700,000.01 - 750,000.00 ......        11       8,001,972        1.05        727,452     7.597      392.01       630       79.3
850,000.01 - 900,000.00 ......         3       2,651,797        0.35        883,932     8.767      359.00       636       77.6
Greater than 900,000.00 ......         5       5,048,173        0.66      1,009,635     8.849      359.25       611       70.8
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg .......     3,759    $765,425,943      100.00%
                                   =====    ============      ======

                                      A-30

   STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 2 AND GROUP 3
               MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
STATE                             LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Alabama.......................        50    $  5,913,099       0.77%      $118,262     8.887%     359.85       611       81.2%
Alaska........................        10       2,224,502       0.29        222,450     9.073      381.72       599       85.2
Arizona.......................       189      38,847,922       5.08        205,545     8.355      383.97       609       79.4
Arkansas......................        17       2,052,337       0.27        120,726     9.239      357.77       606       89.9
California....................       602     194,788,637      25.45        323,569     7.759      390.68       616       76.2
Colorado......................        43       8,284,778       1.08        192,669     8.712      371.80       605       86.3
Connecticut...................        49      10,831,844       1.42        221,058     8.578      369.25       606       79.3
Delaware......................        10       2,075,081       0.27        207,508     8.158      359.42       637       83.7
District of Columbia..........         8       2,078,653       0.27        259,832     8.300      359.40       605       68.5
Florida.......................       502     100,565,725      13.14        200,330     8.347      380.59       612       78.3
Georgia.......................       161      25,627,965       3.35        159,180     9.215      371.68       599       82.6
Hawaii........................        28       9,204,699       1.20        328,739     7.825      383.36       632       76.0
Idaho.........................        27       5,168,825       0.68        191,438     8.292      391.59       599       79.0
Illinois......................       179      35,686,783       4.66        199,368     8.946      379.48       613       78.6
Indiana.......................        62       6,160,822       0.80         99,368     9.488      372.04       594       83.3
Iowa..........................        15       1,433,187       0.19         95,546     9.069      355.80       604       81.7
Kansas........................        20       2,126,813       0.28        106,341     9.516      363.77       618       81.4
Kentucky......................        33       3,607,195       0.47        109,309     9.174      371.74       596       82.4
Louisiana.....................        35       4,271,410       0.56        122,040     9.106      350.60       597       80.5
Maine.........................         7       1,645,856       0.22        235,122     7.967      367.00       642       80.4
Maryland......................        81      19,976,238       2.61        246,620     8.278      378.72       599       79.5
Massachusetts.................        68      16,958,436       2.22        249,389     8.248      367.99       599       76.8
Michigan......................       136      14,326,164       1.87        105,339     9.206      362.13       606       81.7
Minnesota.....................        35       7,613,678       0.99        217,534     8.912      374.99       614       84.2
Mississippi...................        23       2,745,804       0.36        119,383     8.889      382.72       590       85.5
Missouri......................        63       7,860,792       1.03        124,774     9.518      370.22       595       84.4
Montana.......................         9       1,373,799       0.18        152,644     8.029      358.48       596       80.5
Nebraska......................        13       1,393,518       0.18        107,194     8.627      359.48       604       81.9
Nevada........................        68      16,891,388       2.21        248,403     7.924      383.08       623       81.0
New Hampshire.................        22       4,602,841       0.60        209,220     8.167      375.77       600       83.1
New Jersey....................        85      22,885,413       2.99        269,240     8.273      376.48       596       74.4
New Mexico....................        19       2,720,646       0.36        143,192     9.072      377.90       599       79.6
New York......................        99      28,297,126       3.70        285,830     8.018      375.89       610       73.0
North Carolina................        62       8,286,405       1.08        133,652     9.115      373.04       603       81.9
North Dakota..................         2         284,550       0.04        142,275    11.078      360.00       571       95.3
Ohio..........................        83       9,146,858       1.20        110,203     9.120      379.86       600       82.2
Oklahoma......................        29       2,423,191       0.32         83,558     9.364      363.30       601       86.6
Oregon........................        63      11,770,637       1.54        186,836     8.151      400.57       610       80.3
Pennsylvania..................        88      13,610,306       1.78        154,663     8.803      371.03       591       80.5
Rhode Island..................         9       1,884,944       0.25        209,438     7.912      376.08       597       74.7
South Carolina................        21       2,320,664       0.30        110,508     9.047      359.08       599       82.8
South Dakota..................         4         471,610       0.06        117,903     9.294      360.00       621       83.6
Tennessee.....................        74      10,470,541       1.37        141,494     9.269      370.12       602       84.6
Texas.........................       242      30,566,651       3.99        126,308     8.870      360.11       603       83.4
Utah..........................        35       7,321,079       0.96        209,174     8.308      390.05       615       83.0
Vermont.......................         6       1,037,936       0.14        172,989     7.893      359.04       583       80.8
Virginia......................       101      23,098,316       3.02        228,696     8.050      380.60       595       77.8
Washington....................       127      26,693,712       3.49        210,187     8.208      386.79       612       80.0
West Virginia.................        11       1,037,384       0.14         94,308     8.785      366.36       576       79.3
Wisconsin.....................        29       3,956,149       0.52        136,419     9.596      359.47       626       81.4
Wyoming.......................         5         803,033       0.10        160,607     9.050      359.44       622       85.1
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     3,759    $765,425,943     100.00%
                                   =====    ============     ======

                                      A-31

         LOAN-TO-VALUE RATIOS FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF LOAN-TO-VALUE           MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
RATIOS (%)                        LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

50.00 or Less.................       116    $ 19,102,094       2.50%      $164,673    7.842%      360.01       602       40.7%
50.01 - 55.00.................        75      16,082,993       2.10        214,440    7.788       388.67       592       52.6
55.01 - 60.00.................        78      14,832,383       1.94        190,159    7.742       363.89       596       58.1
60.01 - 65.00.................       157      35,975,583       4.70        229,144    7.614       385.64       596       63.4
65.01 - 70.00.................       233      50,507,103       6.60        216,769    7.842       386.01       588       68.6
70.01 - 75.00.................       346      77,218,979      10.09        223,176    8.057       381.28       591       73.8
75.01 - 80.00.................     1,470     288,536,707      37.70        196,283    8.429       379.95       620       79.6
80.01 - 85.00.................       401      86,205,918      11.26        214,977    8.369       381.08       599       84.3
85.01 - 90.00.................       591     127,662,917      16.68        216,012    8.592       381.92       616       89.6
90.01 - 95.00.................       221      38,786,224       5.07        175,503    9.326       370.86       614       94.7
95.01 - 100.00................        71      10,515,042       1.37        148,099    9.152       369.09       641       99.8
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     3,759    $765,425,943     100.00%
                                   =====    ============     ======

        CURRENT MORTGAGE RATES FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF CURRENT MORTGAGE        MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
RATIOS (%)                        LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

5.001 - 5.500.................         5    $  1,675,242       0.22%      $335,048     5.466%     370.02       628       74.4%
5.501 - 6.000.................        29       7,734,975       1.01        266,723     5.942      373.09       665       70.2
6.001 - 6.500.................       156      41,773,487       5.46        267,779     6.342      377.31       647       72.6
6.501 - 7.000.................       360      91,524,488      11.96        254,235     6.833      369.00       628       75.4
7.001 - 7.500.................       355      82,690,703      10.80        232,932     7.329      377.11       616       75.6
7.501 - 8.000.................       544     121,767,230      15.91        223,837     7.803      381.84       615       77.8
8.001 - 8.500.................       443      90,028,079      11.76        203,224     8.295      379.63       611       80.7
8.501 - 9.000.................       575     110,576,098      14.45        192,306     8.798      387.98       600       80.7
9.001 - 9.500.................       385      71,319,490       9.32        185,245     9.293      383.91       596       80.9
9.501 - 10.000................       403      68,670,215       8.97        170,398     9.779      383.47       593       81.3
10.001 - 10.500...............       207      37,794,170       4.94        182,581    10.316      382.91       589       82.7
10.501 - 11.000...............       164      22,686,074       2.96        138,330    10.758      376.28       577       83.6
11.001 - 11.500...............        64       8,963,481       1.17        140,054    11.313      372.87       578       83.1
11.501 - 12.000...............        37       5,375,179       0.70        145,275    11.778      363.83       581       86.1
12.001 - 12.500...............        14       1,513,824       0.20        108,130    12.242      359.92       581       82.7
12.501 - 13.000...............         6         414,400       0.05         69,067    12.700      360.00       551       82.2
13.001 - 13.500...............         5         574,654       0.08        114,931    13.453      359.62       535       88.3
13.501 - 14.000...............         4         195,363       0.03         48,841    13.729      359.71       533       86.3
Greater than  14.000..........         3         148,791       0.02         49,597    14.553      358.94       572       94.9
                                   -----    ------------     ------
  Total/Avg./Wtd. Avg.........     3,759    $765,425,943     100.00%
                                   =====    ============     ======

                                      A-32

    TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
MORTGAGED PROPERTY TYPE           LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Single Family Residence.......     2,930    $573,629,051      74.94%      $195,778    8.274%      380.43       608       78.6%
Planned Unit Development......       516     122,435,542      16.00        237,278    8.542       379.94       607       80.9
Low-Rise Condominium..........       189      38,863,290       5.08        205,626    8.490       376.02       622       79.6
Two Family Home...............        85      22,412,733       2.93        263,679    8.860       379.07       616       74.1
Three Family Home.............        10       2,913,516       0.38        291,352    8.408       383.11       620       73.0
High-Rise Condominium.........        14       2,722,492       0.36        194,464    8.366       370.28       659       81.0
Manufactured Housing(1).......        13       1,927,223       0.25        148,248    9.022       362.07       655       65.7
Four Family Home..............         2         522,096       0.07        261,048    9.597       319.42       620       75.1
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     3,759    $765,425,943     100.00%
                                   =====    ============     ======

----------
(1)  Treated as real property.

            LOAN PURPOSES FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
LOAN PURPOSE                      LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Refinance - Cash Out..........     2,051    $454,414,569      59.37%      $221,558    8.028%      381.63       599       76.1%
Purchase......................     1,514     278,915,353      36.44        184,224    8.910       377.62       625       83.3
Refinance - Rate/Term.........       194      32,096,021       4.19        165,443    8.018       377.04       615       79.1
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     3,759    $765,425,943     100.00%
                                   =====    ============     ======

           OCCUPANCY TYPES FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED   WEIGHTED    AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
                                 MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE     TERM        RISK       VALUE
OCCUPANCY TYPE                    LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE     (MONTHS)     SCORE       RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

Owner Occupied................     3,629    $740,034,445      96.68%      $203,922    8.325%      380.01       608       78.8%
Investment Property...........       103      19,597,725       2.56        190,269    9.052       382.84       651       80.1
Second Home...................        27       5,793,772       0.76        214,584    9.023       365.61       626       82.1
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     3,759    $765,425,943     100.00%
                                   =====    ============     ======

----------
(1)  Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                      A-33

  REMAINING TERMS TO STATED MATURITY FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF REMAINING TERMS          MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                           LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

121 - 180.....................        40     $  4,862,226       0.64%      $121,556     7.610%     178.23       605       65.2%
181 - 300.....................         4          335,884       0.04         83,971     8.455      239.45       627       84.3
301 - 360.....................     3,139      621,163,251      81.15        197,886     8.337      359.33       611       79.0
Greater than 360..............       576      139,064,582      18.17        241,432     8.428      479.58       601       78.4
                                   -----     ------------     ------
   Total/Avg./Wtd. Avg....         3,759     $765,425,943     100.00%
                                   =====     ============     ======

      LOAN DOCUMENTATION TYPES FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                      IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
LOAN DOCUMENTATION TYPE            LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

Full Documentation............     2,394     $442,749,232       57.84%     $184,941     8.116%     376.17       601       79.5%
Stated Income.................     1,365      322,676,710       42.16       236,393     8.668      385.19       620       77.9
                                   -----     ------------      ------
   Total/Avg./Wtd. Avg....         3,759     $765,425,943      100.00%
                                   =====     ============      ======

     CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF CREDIT BUREAU            MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
RISK SCORES                        LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

801 - 820.....................         2     $    637,719        0.08%     $318,860     7.540%     360.00       804       63.7%
781 - 800.....................         8        2,437,784        0.32       304,723     6.990      379.09       789       72.7
761 - 780.....................        19        4,267,356        0.56       224,598     7.169      389.66       771       75.8
741 - 760.....................        25        5,978,905        0.78       239,156     8.089      406.28       748       81.0
721 - 740.....................        50       10,840,919        1.42       216,818     7.703      388.15       728       79.6
701 - 720.....................        59       12,750,292        1.67       216,107     7.854      373.40       711       80.0
681 - 700.....................       132       30,866,211        4.03       233,835     7.937      364.13       691       79.5
661 - 680.....................       232       50,601,865        6.61       218,111     7.767      368.65       669       80.4
641 - 660.....................       410       91,301,440       11.93       222,686     8.104      376.41       649       81.3
621 - 640.....................       524      106,206,171       13.88       202,684     8.194      380.02       630       79.4
601 - 620.....................       526      105,113,721       13.73       199,836     8.144      383.89       610       80.1
581 - 600.....................       586      113,517,530       14.83       193,716     8.379      377.75       590       78.7
561 - 580.....................       456       90,011,043       11.76       197,393     8.602      379.55       571       79.1
541 - 560.....................       284       55,834,119        7.29       196,599     8.770      384.44       551       77.3
521 - 540.....................       267       51,785,731        6.77       193,954     9.234      393.50       531       74.6
501 - 520.....................       171       31,749,187        4.15       185,668     9.229      381.19       511       72.1
500 or Less...................         8        1,525,950        0.20       190,744    10.146      435.29       500       73.6
                                   -----     ------------      ------
   Total/Avg./Wtd. Avg........     3,759     $765,425,943      100.00%
                                   =====     ============      ======

----------
(1)  The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 2 and Group 3 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                      A-34

       CREDIT GRADE CATEGORIES FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
                                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
CREDIT GRADE CATEGORY              LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

A ............................     2,828     $580,876,182       75.89%     $205,402     8.271%     380.06       618       79.8%
A-............................       157       37,543,223        4.90       239,129     8.446      375.42       583       77.9
B ............................       302       63,337,848        8.27       209,728     8.692      386.02       575       75.4
C ............................       245       46,657,355        6.10       190,438     8.578      375.63       574       73.4
C-............................       212       34,374,239        4.49       162,143     8.528      378.49       600       78.7
D ............................        15        2,637,095        0.34       175,806     9.443      376.50       561       66.2
                                   -----     ------------      ------
   Total/Avg./Wtd. Avg........     3,759     $765,425,943      100.00%
                                   =====     ============      ======

      PREPAYMENT PENALTY PERIODS FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
PREPAYMENT PENALTY PERIOD         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                           LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

0 ............................       993     $205,306,987       26.82%     $206,754     8.919%     374.93       609       79.6%
12 ...........................       144       34,319,385        4.48       238,329     8.343      376.51       606       74.9
24 ...........................     1,746      359,387,464       46.95       205,835     8.412      385.01       603       80.6
28 ...........................         1          104,500        0.01       104,500     7.650      360.00       687       77.4
30 ...........................         2          358,357        0.05       179,179     8.976      358.44       616       76.2
36 ...........................       394       77,929,756       10.18       197,791     7.725      379.32       616       76.0
60 ...........................       479       88,019,494       11.50       183,757     7.313      373.20       629       74.0
                                   -----     ------------      ------
   Total/Avg./Wtd. Avg........     3,759     $765,425,943      100.00%
                                   =====     ============      ======

           MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 2 AND GROUP 3
       ADJUSTABLE RATE MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL

                         WEIGHTED                                                                                WEIGHTED
                          AVERAGE                                PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                         MONTHS TO                 AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
RANGE OF MONTHS TO         NEXT      NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
NEXT ADJUSTMENT         ADJUSTMENT    MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
DATE                       DATE        LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
----------------------  ----------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

0 - 6.................       6            26     $  8,771,862        1.59%     $337,379     8.005%     359.82       572       78.5%
19 - 24...............      24         2,467      517,234,851       93.72       209,661     8.659      383.83       606       80.7
32 - 37...............      36            87       19,596,026        3.55       225,242     8.123      374.47       598       79.1
38 or Greater.........      60            23        6,269,693        1.14       272,595     7.754      395.24       594       78.6
                                       -----     ------------      ------
   Total/Avg./Wtd. Avg. .............. 2,603     $551,872,432      100.00%
                                       =====     ============      ======

                                      A-35

    GROSS MARGINS FOR THE GROUP 2 AND GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF GROSS                    MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MARGINS (%)                        LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

Less than 1.000...............         1     $    300,000        0.05%     $300,000     7.250%     360.00       656       75.0%
3.001 - 4.000.................         9        2,648,974        0.48       294,330     8.679      372.86       590       74.3
4.001 - 5.000.................        71       13,145,000        2.38       185,141     8.123      372.12       619       78.8
5.001 - 6.000.................       302       63,224,676       11.46       209,353     7.922      381.11       615       77.8
6.001 - 7.000.................     1,089      237,580,570       43.05       218,164     8.177      379.35       604       80.0
7.001 - 8.000.................       715      156,180,379       28.30       218,434     9.012      389.24       599       81.6
8.001 - 9.000.................       287       57,757,690       10.47       201,246     9.500      391.28       609       82.0
9.001 - 10.000................        90       16,108,666        2.92       178,985    10.432      378.10       619       86.3
10.001 - 11.000...............        25        4,178,243        0.76       167,130    11.273      368.83       584       85.4
11.001 - 12.000...............         6          317,600        0.06        52,933    12.489      360.00       569       80.4
12.001 - 13.000...............         6          319,736        0.06        53,289    13.524      359.43       533       87.2
Greater than 13.000...........         2          110,897        0.02        55,448    14.570      358.92       562       93.1
                                   -----     ------------      ------
   Total/Avg./Wtd. Avg........     2,603     $551,872,432      100.00%
                                   =====     ============      ======

----------
(1)  The weighted average Gross Margin for the Group 2 and Group 3 Adjustable
     Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off
     Date was approximately 6.987%.

       MAXIMUM MORTGAGE RATES FOR THE GROUP 2 AND GROUP 3 ADJUSTABLE RATE
              MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                             WEIGHTED
                                                             PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                               AGGREGATE     AGGREGATE     AVERAGE     AVERAGE    AVERAGE     CREDIT     AVERAGE
                                 NUMBER OF     PRINCIPAL     PRINCIPAL     CURRENT      GROSS    REMAINING    BUREAU    LOAN-TO-
RANGE OF MAXIMUM                  MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
MORTGAGE RATES (%)                 LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   ---------   ------------   -----------   ---------   --------   ---------   --------   --------

12.001 - 12.500...............         8     $  2,611,642        0.47%      $326,455    5.810%     366.42       652       77.7%
12.501 - 13.000...............        23        6,193,359        1.12        269,276    6.251      380.56       628       76.3
13.001 - 13.500...............        73       20,988,433        3.80        287,513    6.639      375.34       618       77.1
13.501 - 14.000...............       182       53,339,177        9.67        293,072    7.048      372.54       617       78.4
14.001 - 14.500...............       188       49,778,460        9.02        264,779    7.520      380.76       613       78.6
14.501 - 15.000...............       332       81,272,607       14.73        244,797    8.009      386.97       611       79.2
15.001 - 15.500...............       330       73,982,309       13.41        224,189    8.434      381.89       609       81.8
15.501 - 16.000...............       443       88,326,854       16.00        199,383    8.890      390.31       600       81.5
16.001 - 16.500...............       320       60,011,992       10.87        187,537    9.377      385.31       596       80.8
16.501 - 17.000...............       326       55,881,578       10.13        171,416    9.819      386.78       595       81.6
17.001 - 17.500...............       154       29,073,605        5.27        188,790   10.358      388.50       595       83.2
17.501 - 18.000...............       121       16,907,938        3.06        139,735   10.753      374.98       579       84.0
18.001 - 18.500...............        45        6,682,950        1.21        148,510   11.333      367.39       585       83.6
18.501 - 19.000...............        29        4,132,035        0.75        142,484   11.758      365.26       587       87.1
19.001 - 19.500...............        12        1,394,180        0.25        116,182   12.229      360.00       581       81.9
Greater than 19.500...........        17        1,295,314        0.23         76,195   13.350      359.69       542       86.5
                                   -----     ------------      ------
   Total/Avg./Wtd. Avg........     2,603     $551,872,432      100.00%
                                   =====     ============      ======

----------
(1)  The weighted average Maximum Mortgage Rate for the Group 2 and Group 3
     Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date was approximately 15.485%.

                                      A-36

INITIAL PERIODIC RATE CAPS FOR THE GROUP 2 AND GROUP 3 ADJUSTABLE RATE MORTGAGE
                  LOANS IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
INITIAL PERIODIC RATE CAP        MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
(%)                               LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000.........................        33    $ 10,116,215        1.83%     $306,552     8.077%     361.11       579       79.1%
1.500.........................     2,115     444,692,817       80.58       210,257     8.626      383.06       606       80.7
2.000.........................         7       2,282,112        0.41       326,016     8.466      388.09       622       90.7
3.000.........................       446      94,282,973       17.08       211,397     8.652      386.14       599       80.1
6.000.........................         2         498,314        0.09       249,157     8.205      423.60       614       80.0
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg........     2,603    $551,872,432      100.00%
                                   =====    ============      ======

----------

(1)  The weighted average Initial Periodic Rate Cap for the Group 2 and Group 3
     Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date was approximately 1.753%.

   SUBSEQUENT PERIODIC RATE CAPS FOR THE GROUP 2 AND GROUP 3 ADJUSTABLE RATE
             MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER      AGGREGATE     AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF        PRINCIPAL     PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
SUBSEQUENT PERIODIC RATE         MORTGAGE      BALANCE       BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
CAP (%)                           LOANS      OUTSTANDING   OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

1.000.........................       412    $ 90,088,994       16.32%     $218,663     8.627%     379.96       598      80.3%
1.500.........................     2,189     461,467,645       83.62       210,812     8.616      383.90       606      80.6
3.000.........................         2         315,793        0.06       157,896    10.533      359.00       540      80.0
                                   -----    ------------      ------
   Total/Avg./Wtd. Avg........     2,603    $551,872,432      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Subsequent Periodic Rate Cap for the Group 2 and Group
     3 Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date was approximately 1.419%.

  MINIMUM MORTGAGE RATES FOR THE GROUP 2 AND GROUP 3 ADJUSTABLE RATE MORTGAGE
                  LOANS IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT    AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
RANGE OF MINIMUM                 MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK      VALUE
MORTGAGE RATES (%)                LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)    SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

3.001 - 4.000.................         1    $    343,920       0.06%      $343,920     6.625%     360.00       678       80.0%
4.001 - 5.000.................         3         604,282       0.11        201,427     6.917      399.85       663       78.2
5.001 - 6.000.................        31       8,083,423       1.46        260,756     6.411      384.67       631       75.5
6.001 - 7.000.................       213      64,241,382      11.64        301,603     6.862      371.30       615       77.6
7.001 - 8.000.................       495     127,287,157      23.06        257,146     7.731      384.76       612       79.2
8.001 - 9.000.................       777     165,581,760      30.00        213,104     8.592      386.23       606       81.2
9.001 - 10.000................       664     120,396,145      21.82        181,319     9.539      385.91       598       81.4
Greater than 10.000...........       419      65,334,362      11.84        155,929    10.753      379.31       585       83.6
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     2,603    $551,872,432     100.00%
                                   =====    ============     ======

----------
(1)  The weighted average Minimum Mortgage Rate for the Group 2 and Group 3
     Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date was approximately 8.555%.

                                      A-37

NEXT ADJUSTMENT DATES FOR THE GROUP 2 AND GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                     IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                            WEIGHTED
                                                            PERCENT OF               WEIGHTED    WEIGHTED    AVERAGE   WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE      CREDIT   AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING     BUREAU   LOAN-TO-
                                 MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM        RISK     VALUE
NEXT ADJUSTMENT DATE              LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE     RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

October 2006..................         1    $    377,018        0.07%     $377,018     6.750%     357.00       515       76.4%
December 2006.................         1         467,932        0.08       467,932    10.000      359.00       523       74.9
January 2007..................        24       7,926,912        1.44       330,288     7.947      360.00       578       78.8
March 2008....................         1          55,917        0.01        55,917    10.875      356.00       511       80.0
April 2008....................        79      18,512,444        3.35       234,335     8.331      372.88       595       76.3
May 2008......................        57      13,909,663        2.52       244,029     8.983      369.92       591       81.1
June 2008.....................       275      67,630,242       12.25       245,928     8.917      394.41       592       82.2
July 2008.....................     2,005     410,127,963       74.32       204,553     8.612      383.15       609       80.6
August 2008...................        50       6,998,622        1.27       139,972     9.130      377.96       606       80.8
March 2009....................         1          71,845        0.01        71,845     9.125      356.00       620       80.0
April 2009....................         6       1,302,348        0.24       217,058     9.564      357.20       561       77.6
May 2009......................         5       1,159,296        0.21       231,859     8.058      358.23       598       79.5
June 2009.....................        13       2,893,628        0.52       222,587     8.584      376.90       579       80.2
July 2009.....................        59      13,670,308        2.48       231,700     7.877      375.32       606       79.3
August 2009...................         3         498,600        0.09       166,200     8.422      422.72       579       69.0
April 2011....................         1         317,793        0.06       317,793     6.000      357.00       584       75.0
July 2011.....................        17       4,308,559        0.78       253,445     7.829      377.05       598       76.4
August 2011...................         5       1,643,341        0.30       328,668     7.896      450.33       586       85.0
                                   -----    ------------      ------
   Total/Avg.//Wtd. Avg.......     2,603    $551,872,432      100.00%
                                   =====    ============      ======

----------
(1)  The weighted average Next Adjustment Date for the Group 2 and Group 3
     Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
     the Cut-off Date is July 2008.

        INTEREST ONLY PERIODS FOR THE GROUP 2 AND GROUP 3 MORTGAGE LOANS
                       IN THE STATISTICAL CALCULATION POOL

                                                                                                            WEIGHTED
                                                           PERCENT OF                WEIGHTED    WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     CREDIT     AVERAGE
                                    OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING    BUREAU    LOAN-TO-
INTEREST ONLY PERIOD             MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       RISK       VALUE
(MONTHS)                          LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)     SCORE      RATIO
------------------------------   --------   ------------   -----------   ---------   --------   ---------   --------   --------

0.............................     3,109    $584,626,639      76.38%      $188,043     8.460%     386.25       603       78.0%
24............................         8       2,287,067       0.30        285,883     7.212      357.44       611       77.8
36............................         1         290,639       0.04        290,639    10.450      358.00       609       86.0
60............................       641     178,221,597      23.28        278,037     7.996      359.70       631       81.4
                                   -----    ------------     ------
   Total/Avg./Wtd. Avg........     3,759    $765,425,943     100.00%
                                   =====    ============     ======

                                      A-38